THE NATIONSBANK PENSION PLAN

                 (as amended and restated effective January 1, 1993)







                                  TABLE OF CONTENTS


          ARTICLE I      NAME AND PURPOSE



               SECTION 1.1.   NAME  . . . . . . . . . . . . . . . . . .   2
               SECTION 1.2.   PURPOSE . . . . . . . . . . . . . . . . .   2

          ARTICLE II     CONSTRUCTION, INTENT, DEFINITIONS AND
                         APPLICABLE LAW

               SECTION 2.1.   CONSTRUCTION, INTENT AND DEFINITIONS  . .   3

                    (a)  Construction . . . . . . . . . . . . . . . . .   3
                    (b)  Intent . . . . . . . . . . . . . . . . . . . .   3
                    (c)  Definitions  . . . . . . . . . . . . . . . . .   3
                         (1)  Act . . . . . . . . . . . . . . . . . . .   3
                         (2)  Active Participant  . . . . . . . . . . .   3
                         (3)  Affiliated Group  . . . . . . . . . . . .   4
                         (4)  Affiliated Group Compensation . . . . . .   4
                         (5)  Annual Addition . . . . . . . . . . . . .   4
                         (6)  Average Compensation  . . . . . . . . . .   5
                         (7)  Beneficiary . . . . . . . . . . . . . . .   6
                         (8)  Benefit Service . . . . . . . . . . . . .   6
                         (9)   Board or Board of Directors  . . . . . .   7
                         (10)  Claim  . . . . . . . . . . . . . . . . .   7
                         (11)  Claimant . . . . . . . . . . . . . . . .   7
                         (12)  Code . . . . . . . . . . . . . . . . . .   7
                         (13)  Committee  . . . . . . . . . . . . . . .   8
                         (14)  Compensation . . . . . . . . . . . . . .   8
                         (15)  Compensation Committee . . . . . . . . .   9
                         (16)  Covered Compensation . . . . . . . . . .   9
                         (17)  Covered Employee . . . . . . . . . . . .  10
                         (18)  December 31, 1989 Benefit  . . . . . . .  10
                         (19)  Defined Benefit Plan Fraction  . . . . .  11
                         (20)  Defined Contribution Plan Fraction . . .  11
                         (21)  Disability . . . . . . . . . . . . . . .  12
                         (22)  Eligible Spouse  . . . . . . . . . . . .  12
                         (23)  Employee . . . . . . . . . . . . . . . .  12
                         (24)  Employment Commencement Date . . . . . .  12
                         (25)  Entry Date . . . . . . . . . . . . . . .  12
                         (26)  Forfeiture Period of Severance . . . . .  13
                         (27)  Group Benefits Plan  . . . . . . . . . .  13
                         (28)  Highly Compensated Participant . . . . .  13
                         (29)  Hours of Service . . . . . . . . . . . .  14
                         (30)  Leased Employee  . . . . . . . . . . . .  16
                         (31)  Minimum Monthly Benefit  . . . . . . . .  16
                         (32)  Month of Service . . . . . . . . . . . .  17
                         (33)  1988 Plan  . . . . . . . . . . . . . . .  18
                         (34)  Normal Retirement Age  . . . . . . . . .  18
                         (35)  Normal Retirement Date . . . . . . . . .  18
                         (36)  Parental Leave . . . . . . . . . . . . .  18
                         (37)  Participant  . . . . . . . . . . . . . .  19
                         (38)  Participating Employers  . . . . . . . .  19
                         (39)  Period of Service  . . . . . . . . . . .  19
                         (40)  Period of Severance  . . . . . . . . . .  19
                         (41)  Plan . . . . . . . . . . . . . . . . . .  19
                         (42)  Plan Year  . . . . . . . . . . . . . . .  20
                         (43)  Qualified Domestic Relations Order . . .  20
                         (44)  Qualifying Period of Severance . . . . .  20
                         (45)  Re-Employment Commencement Date  . . . .  20
                         (46)  Savings Plan . . . . . . . . . . . . . .  20
                         (47)  Section 415 Compensation . . . . . . . .  20
                         (48)  Service  . . . . . . . . . . . . . . . .  21
                         (49)  Severance from Service Date  . . . . . .  21
                         (50)  Subsidiary Corporation . . . . . . . . .  22
                         (51)  Trust  . . . . . . . . . . . . . . . . .  22
                         (52)  Trustee  . . . . . . . . . . . . . . . .  22
                         (53)  Vesting Service  . . . . . . . . . . . .  22

               SECTION 2.2.   APPLICABLE LAW  . . . . . . . . . . . . .  23

          ARTICLE III    PARTICIPATION

               SECTION 3.1.   GENERAL . . . . . . . . . . . . . . . . .  23
               SECTION 3.2.   ELIGIBILITY . . . . . . . . . . . . . . .  23

                    (a)  Eligibility  . . . . . . . . . . . . . . . . .  23
                    (b)  Commencement of Participation:  Participants
                         before January 1, 1993 . . . . . . . . . . . .  23
                    (c)  Commencement of Participation:  Other
                         Employees  . . . . . . . . . . . . . . . . . .  23
                    (d)  Change in Employment Status  . . . . . . . . .  24

               SECTION 3.3.   ELIGIBILITY   . . . . . . . . . . . . . .  24

                    (a)  Former Participants  . . . . . . . . . . . . .  24
                    (b)  Former Employees Who Have Not Become
                         Participants . . . . . . . . . . . . . . . . .  24

          ARTICLE IV     CONTRIBUTIONS

               SECTION 4.1.   CONTRIBUTIONS BY THE PARTICIPATING
                              EMPLOYERS . . . . . . . . . . . . . . . .  25
               SECTION 4.2.   CONTRIBUTIONS BY PARTICIPANTS . . . . . .  25

          ARTICLE V      RETIREMENT AND RETIREMENT BENEFITS

               SECTION 5.1.   NORMAL RETIREMENT AND RETIREMENT INCOME .  25

                    (a)  Amount of Retirement Income  . . . . . . . . .  25
                    (b)  Payment of Retirement Income . . . . . . . . .  27
                    (c)  Age 701/2 Rule . . . . . . . . . . . . . . . .  27


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                    (d)  Mandatory Retirement on Normal Retirement
                         Date . . . . . . . . . . . . . . . . . . . . .  28

               SECTION 5.2.   EARLY RETIREMENT AND RETIREMENT INCOME  .  28

                    (a)  Early Retirement Date  . . . . . . . . . . . .  28
                    (b)  Amount of Retirement Income  . . . . . . . . .  28
                    (c)  Special Early Retirement Benefits for Age
                         Sixty (60) Participants with 480 Months of
                         Benefit Service  . . . . . . . . . . . . . . .  29
                    (d)  Special Early Retirement Benefits for
                         Participants Employed as Pilots  . . . . . . .  30
                    (e)  Payment of Retirement Income . . . . . . . . .  30
                    (f)  Benefit Payable Upon Death Prior to
                         Commencement of Payments . . . . . . . . . . .  31

               SECTION 5.3.   DISABILITY RETIREMENT AND RETIREMENT
                              INCOME  . . . . . . . . . . . . . . . . .  31

                    (a)  Amount of Retirement Income  . . . . . . . . .  31
                    (b)  Payment of Retirement Income . . . . . . . . .  31
                    (c)  Benefit Payable Upon Death of Disabled
                         Participant Prior to Commencement of
                         Retirement Income  . . . . . . . . . . . . . .  32
                    (d)  Re-Employment Following Recovery from
                         Disability . . . . . . . . . . . . . . . . . .  32
                    (e)  Election of Retirement Benefits  . . . . . . .  32
                    (f)  Minimum Disability Benefit . . . . . . . . . .  33

               SECTION 5.4.   OPTIONAL FORMS OF RETIREMENT INCOME . . .  34

                    (a)  Death Before Benefit Commencement  . . . . . .  36
                    (b)  Death of Spouse or Beneficiary Before
                         Participant  . . . . . . . . . . . . . . . . .  36
                    (c)  Regarding Option 2 . . . . . . . . . . . . . .  36

               SECTION 5.5.   MISCELLANEOUS PROVISIONS RELATED TO
                              BENEFITS  . . . . . . . . . . . . . . . .  37

                    (a)  Required Joint and Survivor Option . . . . . .  37
                    (b)  Commencement of Benefits . . . . . . . . . . .  39
                    (c)  Special Lump Sum Distributions . . . . . . . .  40
                    (d)  Actuarial Assumptions  . . . . . . . . . . . .  41

               SECTION 5.6.   FORM OF PAYMENT IRREVOCABLE AFTER
                              COMMENCEMENT  . . . . . . . . . . . . . .  41
               SECTION 5.7.   TREATMENT OF SMALL RETIREMENT INCOME  . .  41
               SECTION 5.8.   SERVICE AFTER RECEIPT OF LUMP SUM
                              SETTLEMENT  . . . . . . . . . . . . . . .  41
               SECTION 5.9. ADJUSTMENT TO RETIREMENT INCOME FOR PARTICIPANTS RECEIVING BENEFITS FROM
                              UNRELATED PLAN  . . . . . . . . . . . . .  42

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               SECTION 5.10.  DETERMINATION OF RETIREMENT INCOME FOR
                              ANY PARTICIPANT WITH PART-TIME SERVICE
                              AFTER 1989  . . . . . . . . . . . . . . .  42

                    (a)  Defined Terms  . . . . . . . . . . . . . . . .  42
                    (b)  Regular Part of Retirement Income  . . . . . .  43
                    (c)  Part-Time Part of Retirement Income  . . . . .  43
                    (d)  Disability . . . . . . . . . . . . . . . . . .  44

          ARTICLE VI     BENEFITS OTHER THAN ON RETIREMENT

               SECTION 6.1.   BENEFIT ON TERMINATION OF SERVICE . . . .  44

                    (a)  Amount of Retirement Income  . . . . . . . . .  45
                    (b)  Payment of Retirement Income . . . . . . . . .  46
                    (c)  Optional Forms of Retirement Income  . . . . .  46
                    (d)  Forfeiture of Benefits . . . . . . . . . . . .  46

               SECTION 6.2.   BENEFIT PAYABLE UPON DEATH PRIOR TO
                              BENEFIT COMMENCEMENT  . . . . . . . . . .  46

                    (a)  Basis of Death Benefit . . . . . . . . . . . .  47
                    (b)  Death Before Age Fifty (50) With Surviving
                         Spouse . . . . . . . . . . . . . . . . . . . .  47
                    (c)  Death On or After Age Fifty (50) with
                         Surviving Spouse . . . . . . . . . . . . . . .  48
                    (d)  No Surviving Spouse  . . . . . . . . . . . . .  48

               SECTION 6.3.   WHEN BENEFIT PAYMENTS CAN AND CANNOT BE
                              MADE DURING SERVICE . . . . . . . . . . .  49

                    (a)  Prior to Normal Retirement Date  . . . . . . .  49
                    (b)  On Or After Normal Retirement Date . . . . . .  49
                    (c)  Resumption of Payments . . . . . . . . . . . .  51
                    (d)  Recovery of Prior Unentitled Payments when
                         Payments Resume  . . . . . . . . . . . . . . .  51

               SECTION 6.4. BENEFIT ACCRUAL AFTER CERTAIN PERIODS OF INTERRUPTED SERVICE OR AFTER CERTAIN COMMENCEMENTS OF RETIREMENT INCOME . . . 51

                    (a)  After Certain Interruptions of Service . . . .  51
                    (b)  After Certain Commencements of Retirement
                         Income . . . . . . . . . . . . . . . . . . . .  52

          ARTICLE VII    BENEFIT LIMITATIONS AND OTHER MATTERS

               SECTION 7.1.   LIMITATION ON BENEFITS  . . . . . . . . .  52

                    (a)  Basic Limitation . . . . . . . . . . . . . . .  52
                    (b)  Secondary Limitations  . . . . . . . . . . . .  54
                    (c)  Combined Limitation  . . . . . . . . . . . . .  54

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                    (d)  Preservation of Pre-TRA 86 Accrued Benefit . .  55
                    (e)  Preservation of Pre-TEFRA Accrued Benefit  . .  55

               SECTION 7.2.   FACILITY OF PAYMENT . . . . . . . . . . .  55

                    (a)  Payment of Benefits to or for the Benefit of
                         Minors or Incompetents . . . . . . . . . . . .  55

               SECTION 7.3.   SPENDTHRIFT CLAUSE  . . . . . . . . . . .  56

                    (a)  General  . . . . . . . . . . . . . . . . . . .  56
                    (b)  Qualified Domestic Relations Order . . . . . .  56

          ARTICLE VIII        FIDUCIARIES

               SECTION 8.1.   GENERAL . . . . . . . . . . . . . . . . .  57
               SECTION 8.2.   ALLOCATION OF RESPONSIBILITIES  . . . . .  58

                    (a)  The Committee  . . . . . . . . . . . . . . . .  58
                    (b)  The Compensation Committee . . . . . . . . . .  58
                    (c)  The Trustee  . . . . . . . . . . . . . . . . .  58
                    (d)  The Board of Directors . . . . . . . . . . . .  58
                    (e)  Agents . . . . . . . . . . . . . . . . . . . .  58
                    (f)  Limitation of Liability  . . . . . . . . . . .  59

               SECTION 8.3.   RESTRICTIONS  . . . . . . . . . . . . . .  59

          ARTICLE IX          COMMITTEE

               SECTION 9.1.   GENERAL . . . . . . . . . . . . . . . . .  59
               SECTION 9.2.   ORGANIZATION OF COMMITTEE . . . . . . . .  60
               SECTION 9.3.   POWERS OF COMMITTEE . . . . . . . . . . .  60

                    (a)  Plan Administration  . . . . . . . . . . . . .  60
                    (b)  Specific Powers  . . . . . . . . . . . . . . .  61

               SECTION 9.4.   RECORDS OF COMMITTEE  . . . . . . . . . .  62
               SECTION 9.5.   EXPENSES OF COMMITTEE . . . . . . . . . .  62

          ARTICLE X      TRUST AND TRUSTEE

               SECTION 10.1.  TRUST . . . . . . . . . . . . . . . . . .  62

                    (a)  Trust Assets . . . . . . . . . . . . . . . . .  62
                    (b)  Valuation of Assets  . . . . . . . . . . . . .  63
                    (c)  Distributions by Trustee . . . . . . . . . . .  63

               SECTION 10.2.  INVESTMENT OF THE TRUST . . . . . . . . .  63

                    (a)  General  . . . . . . . . . . . . . . . . . . .  63
                    (b)  Investment Direction by NationsBank
                         Corporation  . . . . . . . . . . . . . . . . .  64

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                    (c)  Limitations; Other Investment Matters  . . . .  64

               SECTION 10.3.  POWERS OF TRUSTEE . . . . . . . . . . . .  67
               SECTION 10.4.  ACCOUNTING BY TRUSTEE . . . . . . . . . .  69
               SECTION 10.5.  TRUSTEE'S COMPENSATION AND EXPENSES . . .  69
               SECTION 10.6.  TAXES . . . . . . . . . . . . . . . . . .  69
               SECTION 10.7.  OTHER ADMINISTRATIVE EXPENSES . . . . . .  69
               SECTION 10.8.  RESIGNATION, REMOVAL AND SUCCESSOR
                              TRUSTEE . . . . . . . . . . . . . . . . .  70

                    (a)  Resignation of Trustee . . . . . . . . . . . .  70
                    (b)  Removal of Trustee . . . . . . . . . . . . . .  70
                    (c)  Successor Trustee  . . . . . . . . . . . . . .  70

               SECTION 10.9.  RESTRICTIONS DURING INVESTMENT IN A
                              CLOSED-END FUND . . . . . . . . . . . . .  70
               SECTION 10.10. ANCILLARY TRUSTEES  . . . . . . . . . . .  71

          ARTICLE XI          AMENDMENT AND TERMINATION

               SECTION 11.1.  AMENDMENT OF PLAN AND TRUST . . . . . . .  72

                    (a)  Reservation of Right to Amend and Restric-
                         tions Thereon  . . . . . . . . . . . . . . . .  72
                    (b)  Amendment Procedure  . . . . . . . . . . . . .  73

               SECTION 11.2.  DISCONTINUANCE OF CONTRIBUTIONS AND
                              TERMINATION OF THE PLAN . . . . . . . . .  73
               SECTION 11.3.  PROVISION TO PREVENT DISCRIMINATION ON
                              EARLY TERMINATION . . . . . . . . . . . .  74
               SECTION 11.4.  MERGER OR CONSOLIDATION OF PLAN AND
                              TRUST OR TRANSFER OF TRUST ASSETS . . . .  76
               SECTION 11.5.  CONTINUATION OF PLAN AND TRUST BY
                              SUCCESSOR . . . . . . . . . . . . . . . .  76
               SECTION 11.6.  ADOPTION BY SUBSIDIARY CORPORATIONS . . .  77
               SECTION 11.7.  TERMINATION OF A PARTICIPATING
                              EMPLOYER'S PARTICIPATION; OTHER MATTERS .  77

                    (a)  Termination of Participation . . . . . . . . .  77
                    (b)  Transfers to or from another Plan  . . . . . .  78

               SECTION 11.8.  AUTHORIZATION AND DELEGATION TO THE
                              COMPENSATION COMMITTEE.   . . . . . . . .  78

          ARTICLE XII         CLAIMS AND INFORMATION

               SECTION 12.1.  CLAIMS PROCEDURE  . . . . . . . . . . . .  79

                    (a)  General  . . . . . . . . . . . . . . . . . . .  79
                    (b)  Notice of Decision of Committee  . . . . . . .  79
                    (c)  Review of Decision of Committee  . . . . . . .  80


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               SECTION 12.2.  AGENT FOR SERVICE OF PROCESS  . . . . . .  81
               SECTION 12.3.  COMMUNICATIONS AND REPORTS  . . . . . . .  81

          ARTICLE XIII        TOP-HEAVY PROVISIONS

               SECTION 13.1.  CONSTRUCTION AND DEFINITIONS  . . . . . .  82

                    (a)  Construction and Application . . . . . . . . .  82
                    (b)  Definitions  . . . . . . . . . . . . . . . . .  82

               SECTION 13.2.  DETERMINATION WHETHER PLAN IS TOP-HEAVY
                              OR SUPER TOP-HEAVY  . . . . . . . . . . .  84

                    (a)  Top-Heavy Determination:  Plan Not
                         Aggregated . . . . . . . . . . . . . . . . . .  84
                    (b)  Top-Heavy Determination:  Plan Aggregated  . .  84
                    (c)  Super Top-Heavy Determination  . . . . . . . .  85
                    (d)  Rules for Testing for Top-Heaviness and Super
                         Top-Heaviness  . . . . . . . . . . . . . . . .  85

               SECTION 13.3.  TOP-HEAVY REQUIREMENTS:  ACCRUED
                              BENEFITS  . . . . . . . . . . . . . . . .  86

                    (a)  Minimum Accrued Benefit for Participants . . .  86
                    (b)  Reduction for Contributions or Benefits under
                         Other Plans and Statutory Minimum  . . . . . .  87

               SECTION 13.4.  TOP-HEAVY REQUIREMENTS:  VESTING  . . . .  87
               SECTION 13.5.  TOP-HEAVY REQUIREMENTS:  SECTION 415
                              LIMITATIONS ON BENEFITS . . . . . . . . .  88

          ARTICLE XIV         SPECIAL BENEFIT SECURITY PROVISIONS

               SECTION 14.1.  DEFINITIONS . . . . . . . . . . . . . . .  89
               SECTION 14.2.  VESTING.    . . . . . . . . . . . . . . .  92
               SECTION 14.3.  BENEFITS  . . . . . . . . . . . . . . . .  93
               SECTION 14.4.  PROVISIONS REGARDING AMENDMENT  . . . . .  93

          ARTICLE XV PLAN MERGERS; ASSET TRANSFERS AND OTHER SPECIAL BENEFIT PROVISIONS

               SECTION 15.1.  MERGER OF THE TEXAS PLAN  . . . . . . . .  94

                    (a)  Merger of Texas Plan and Texas Trust . . . . .  94
                    (b)  Texas Plan Participants  . . . . . . . . . . .  94

               SECTION 15.2.  EMPLOYEES OF CERTAIN BANKING
                              SUBSIDIARIES OF NATIONAL BANCSHARES
                              CORPORATION OF TEXAS  . . . . . . . . . .  97

                    (a)  General  . . . . . . . . . . . . . . . . . . .  97
                    (b)  Commencement of Participation  . . . . . . . .  98

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                    (c)  Benefit and Vesting Service  . . . . . . . . .  98

               SECTION 15.3.  TRANSFER OF CERTAIN ASSETS AND
                              LIABILITIES FROM THE NATIONAL BANCSHARES
                              CORPORATION OF TEXAS PENSION PLAN . . . .  98

                    (a)  General  . . . . . . . . . . . . . . . . . . .  98
                    (b)  Benefits of the Transferred Participants . . .  98

               SECTION 15.4.  MERGER OF THE CVN PENSION PLAN  . . . . . 100
               SECTION 15.5.  FORMER EMPLOYEES OF CHRYSLER FIRST, INC . 111

                    (a)  General  . . . . . . . . . . . . . . . . . . . 111
                    (b)  Participation  . . . . . . . . . . . . . . . . 111
                    (c)  Benefit and Vesting Service  . . . . . . . . . 111

               SECTION 15.6.  NATIONSSECURITIES . . . . . . . . . . . . 112

                    (a)  General  . . . . . . . . . . . . . . . . . . . 112
                    (b)  Multiple Employer Plan and Trust Accounting
                         Provisions . . . . . . . . . . . . . . . . . . 113
                    (c)  Determination of Retirement Income for
                         Participants with NationsBank and
                         NationsSecurities Service  . . . . . . . . . . 114
                    (1)  Defined Terms  . . . . . . . . . . . . . . . . 114
                    (2)  NationsSecurities Part of Retirement Income  . 114
                    (3)  NationsBank Part of Retirement Income  . . . . 114
                    (4)  Disability . . . . . . . . . . . . . . . . . . 115

          ARTICLE XVI         MISCELLANEOUS

               SECTION 16.1.  LEASED EMPLOYEES  . . . . . . . . . . . . 115
               SECTION 16.2.  INDEMNIFICATION.  . . . . . . . . . . . . 116
               SECTION 16.3.  BENEFITS LIMITED TO PLAN  . . . . . . . . 116
               SECTION 16.4.  LIMITED EFFECT OF RESTATEMENT . . . . . . 116
               SECTION 16.5.  AGREEMENT BINDING . . . . . . . . . . . . 117

















                                         viii







                             THE NATIONSBANK PENSION PLAN

                 (as amended and restated effective January 1, 1993)


               THIS AGREEMENT is made and entered into as of the 31st day of December, 1992, by and between NATIONSBANK CORPORATION, a

          North Carolina corporation with its principal office and place of business in Charlotte, North Carolina, hereinafter referred to as

          "NationsBank"; and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association with its principal office and place of business in Charlotte, North Carolina, hereinafter referred to as the "Trustee."


                                 Statement of Purpose


               Prior to December 31, 1991, NationsBank (then named "NCNB

          Corporation") and C&S/Sovran Corporation ("C&S/Sovran") were unrelated corporations. On December 31, 1991, C&S/Sovran became a wholly-owned subsidiary of NationsBank through a transaction in which the common and preferred stock of C&S/Sovran was exchanged for common and preferred stock in NationsBank (the "Merger").
               At the time of the Merger, NationsBank sponsored the NCNB

          Corporation and Designated Subsidiaries Retirement Plan and Trust, a tax-qualified defined benefit plan (the "NationsBank

          Plan"), and C&S/Sovran sponsored the C&S/Sovran Pension Plan, a tax-qualified "cash balance" defined benefit plan (the

          "C&S/Sovran Plan"). Since the Merger, the NationsBank Plan and the C&S/Sovran Plan have continued as separate plans for their respective covered employees.
               NationsBank desires to merge the C&S/Sovran Plan with and

          into the NationsBank Plan effective January 1, 1993. The resulting plan will be named "The NationsBank Pension Plan." In connection with the merger of the Plans, the trust under the C&S/Sovran Plan will merge with and into the trust for the

          NationsBank Plan.


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               By this Agreement, NationsBank is amending and restating the
          NationsBank Plan effective January 1, 1993 to set forth the terms and provisions of The NationsBank Pension Plan and the trust thereunder.

               ACCORDINGLY, NationsBank and the Trustee hereby agree that the NationsBank Plan is hereby amended and restated, effective

          January 1, 1993, to consist of the following Articles I through
          XVI:


                                      ARTICLE I

                                   NAME AND PURPOSE


               SECTION 1.1. NAME. The Plan shall be known as "The NationsBank Pension Plan." Prior to January 1, 1993, the Plan

          was known as the "NationsBank Corporation and Designated Subsidiaries Retirement Plan and Trust."

               SECTION 1.2. PURPOSE. The purpose of the Plan is to provide a systematic program for the retirement of Employees of the Participating Employers and the payment of retirement benefits and other incidental benefits as provided herein. Prior to the satisfaction of all liabilities of the Plan to the Participants and their Beneficiaries, in no event shall the principal or income of the Trust be used for or diverted to any purpose whatsoever other than the exclusive benefit of the

          Participants and their Beneficiaries and defraying the reasonable expenses of administering the Plan and the Trust except as and to the limited extent otherwise provided in Section 11.2 and specifically permitted qualified plans and trusts under the Act and the Code.

                                      ARTICLE II
                 CONSTRUCTION, INTENT, DEFINITIONS AND APPLICABLE LAW


               SECTION 2.1.   CONSTRUCTION, INTENT AND DEFINITIONS.

               (a) Construction. Whenever used herein, unless the context clearly indicates otherwise, the singular shall include the plural and the plural the singular. The conjunction "or" shall include both the conjunctive and disjunctive, and the adjective

          "any" shall mean one or more or all. Article, Section and other headings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof. A reference in the Plan to a "Section" or an

          "Article" means a Section or Article of the Plan and not of another source (for example, the Act, the Code or another or prior plan) unless another source is specified or clearly indicated. If any provision of the Plan shall for any reason be invalid or unenforceable, the remaining provisions shall nevertheless be valid, enforceable and fully effective.

               (b) Intent. It is the intent of the Participating Employers that the Plan shall at all times be a qualified plan under Section 401(a) of the Code and the Trust shall at all times be exempt from taxation under Section 501(a) of the Code. The provisions of the Plan and the Trust shall be construed and interpreted to effectuate such intent.

               (c) Definitions. Whenever used herein, unless the context clearly indicates otherwise, the following terms shall have the following meanings:
                    (1)  Act means the Employee Retirement Income Security

               Act of 1974, as amended from time to time. References to the Act shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

                    (2) Active Participant means a Participant who is in Service.

                    (3) Affiliated Group means the Participating Employers and each of the following:

                         (A)  a corporation which is a member of the
                    same controlled group of corporations [within the meaning of Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) and (e)(3)(C) of the Code] as a Participating Employer;

                         (B)  a trade or business (whether or not
                    incorporated) controlled by a Participating
                    Employer or under common control with a
                    Participating Employer as required by Section 414(c) of the Code;

                         (C) an organization which is a member of the same affiliated service group [as defined in Sec-tion 414(m) of the Code] as a Participating
                    Employer as required by Section 414(m) of the Code; and

                         (D)  any other entity required to be
                    aggregated with a Participating Employer pursuant to Section 414(o) of the Code.

               Solely for purposes of applying the benefit limitations of
               Section 7.1, the "Affiliated Group" shall also include any other company which would be included therein if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" each place it appears in Section
               1563(a)(1) of the Code.

                    (4) Affiliated Group Compensation of a person for a Plan Year means the total remuneration paid by members of the Affiliated Group to such person during the Plan Year, as reported or reportable on Internal Revenue Service Form W-2 for federal income tax withholding purposes (or similar form required for such purpose) plus any salary or wage reductions by such person pursuant to Section 401(k) or
               Section 125 of the Code under plans maintained by any

               Affiliated Group member, including the Savings Plan and the Group Benefits Plan.

                    (5) Annual Addition, with respect to a Participant for a Plan Year, means the total of employee contributions, employer contributions and forfeitures credited for the Plan Year to the Participant's accounts under any defined contribution plans maintained by any member of the Affiliated Group. The Annual Addition, however, shall not include any contribution or forfeiture that may be disregarded under Section 415(c) of the Code for purposes of determining the "annual addition" thereunder.
                    (6)  Average Compensation of a Participant means the

               average (determined as hereinafter provided) of the Participant's monthly Compensation for the five (5)

               consecutive calendar years out of the ten (10) calendar years next preceding the calendar year in which the

               Participant's Service is terminated which gives the highest Average Compensation for the Participant; provided, however:

                         (A)  If a Participant separates from active
                    Service on the last day of a Plan Year, or if a Participant retires under the Plan on the last day of a Plan Year while the Participant is being credited with Compensation and Benefit Service under Section 2.1(c)(29)(E) (pertaining to authorized leave) or Section 5.3 (pertaining to Disability), the ten (10) calendar year period referenced above shall include, and end with, such Plan Year (rather than the immediately preceding Plan Year).

                         (B)  If a Participant dies while in Service,
                    the Participant's Average Compensation shall be the average (determined as hereinafter provided) of (i) the product of the monthly rate of Compensation the Participant was receiving at the time of the Participant's death multiplied by twelve (12) and (ii) the Participant's monthly Compensation for the four (4) calendar years immediately preceding the Participant's death.

               In order to determine the amount of monthly retirement income of a Participant under the Plan at any date, such

               Participant shall be deemed to have terminated the Participant's Service on such date for purposes of the definition in this Section 2.1(c)(6). In no event shall Compensation taken into account for any calendar year exceed the maximum amount permitted under Code Section 401(a)(17), and such Code limitation shall be subject to the family aggregation rule under Section 401(a)(17) of the Code.
                    The average of the Participant's monthly Compensation

               shall be determined by dividing (i) the total Compensation which the Participant received (or is deemed to have received for purposes of this Section) during the applicable computation period by (ii) the number of months in such period during which the Participant received (or is deemed to have received for purposes of this Section) Compensation.

                    In computing Average Compensation for a Participant who
               has returned to active Service with a Participating Employer immediately following an authorized leave of absence (or retired at or after the Participant's Normal Retirement Date during such leave) and, during such leave, did not receive regular Compensation, the Participant shall be deemed to have received Compensation during such leave at the same rate as applied to the Participant when such leave began.

               If a Participant returns to active Service following a Period of Severance, any calendar year that falls entirely within such Period of Severance shall be excluded in determining the five (5) and ten (10) calendar year periods described above.
                    (7)  Beneficiary of a Participant means the person(s)

               or entity(ies) designated pursuant to Section 5.4 (or other applicable Plan provision) to receive such benefits with respect to the Participant as may become payable to such person(s) or entity(ies) in accordance with the provisions of the Plan.
                    (8)  Benefit Service, with respect to a Participant,

               means the sum of:
                         (A)  the Participant's "full months of
                    Continuous Employment through March 31, 1976" (if any) under the 1988 Plan; plus

                         (B)  the Participant's Months of Service
                    after March 31, 1976, whether or not consecutive.

               The determination of a Participant's Benefit Service shall be subject to the following rules:

                         (i)  Benefit Service shall not include any
                    Months of Service while not a Covered Employee.

                        (ii)  Benefit Service shall not include any
                    Months of Service during which the Participant receives Hours of Service only from a member of the Affiliated Group that is not a Participating Employer.

                       (iii)  Benefit Service shall not include any
                    period of time disregarded pursuant to Section
                    3.3(b).

                        (iv)  If a Participant participated in the
                    Plan before 1989, the Participant's Benefit
                    Service for time before 1989 shall mean (and be limited to) the Participant's "Creditable Service" under and as defined in the 1988 Plan. Such Benefit Service for pre-1989 time, however, shall not include any Creditable Service that was disregarded under the 1988 Plan for purposes of determining benefits thereunder (for example, time considered to be Creditable Service solely for purposes of determining vesting or eligibility for disability benefits).

                    (9)   Board or Board of Directors means:
                         (A)  the Board of Directors of NationsBank
                    Corporation; or

                         (B)  any committee of the Board of Directors
                    of NationsBank Corporation to which, and to the extent, the Board of Directors of NationsBank Corporation has delegated some or all of its power, authority, duties or responsibilities with respect to the Plan.

                    (10)  Claim means a claim for benefits under the Plan.

                    (11)  Claimant means a person making a Claim.
                    (12)  Code means the Internal Revenue Code of 1986.

               References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

                    (13)  Committee means the Committee described in
               Article IX hereof.

                    (14) Compensation of a Participant means the base salary or base wages payable by the Participating Employers to the Participant for employment with the Participating Employers prior to (i) any salary or wage reduction pursuant to Article IV of the Savings Plan or (ii) any salary or wage reduction pursuant to the Group Benefits Plan. Compensation shall not include:
                         (A)  any bonuses (contractual, discretionary
                    or otherwise), awards, overtime pay, shift premium, incentive compensation of any kind whatsoever, or other extra or special remuneration of any kind, except to the extent otherwise provided in the last paragraph of this Section 2.1(c)(14);

                         (B)  any deferred compensation pursuant to
                    the Plan or any other agreement or arrangement between a Participating Employer and the Participant, including any deferrals of base salary or wages pursuant to any nonqualified deferred compensation plan;

                         (C)  any sums paid by a Participating
                    Employer (i) on account of any health, welfare or group insurance benefits (exclusive of sick pay), including dependent care assistance, or (ii) on account of reimbursement of relocation expenses, regardless of whether such sums are taxable income to the Participant; provided, however, this subparagraph (C) shall not exclude from Compensation any sums paid by a Participating Employer that are attributable to base salary or wage reductions under the Group Benefits Plan;

                         (D)  any severance, vacation or similar
                    benefits paid in a lump sum; or

                         (E)  any compensation pursuant to any other
                    employee benefit plan, including without limitation, any sums elected to be received in cash pursuant to any such plan.

                    For periods during which a Participant is deemed to
               have Hours of Service as provided in Section 2.1(c)(29)(E),

               Compensation shall be the base salary or base wages which would have been paid by the Participating Employers to the

               Participant during such absence assuming the base salary or base wages paid by the Participating Employers to the

               Participant had continued during such absence at the monthly rate in effect when such absence commenced.

                    If a Participant is employed by NationsSecurities, a
               Dean Witter/NationsBank Company, the Participant's

               Compensation shall include, in addition to base salary or wages and notwithstanding subparagraph (A) above, the commissions payable to the Participant for such employment. If a Participant is employed by any other Participating

               Employer in a job classification in which compensation is provided substantially by commissions, the Participant's

               Compensation shall include, in addition to base salary or wages and notwithstanding subparagraph (A) above, a percentage of the commissions payable to the Participant for such employment. Prior to the beginning of the Plan Year,

               the Committee shall (i) identify these job classifications, basing its determination on the customary payroll practices of the Participating Employers, and (ii) specify for each such job classification the percentage (if any) of commissions for the Plan Year to be included in Compensation.

                    (15) Compensation Committee means the Compensation Committee of the Board of Directors of NationsBank

               Corporation.
                    (16)  Covered Compensation, with respect to a Partici-

               pant, means the average (without indexing) of the contribu-tion and benefit bases in effect under Section 230 of the

               Social Security Act for each calendar year during the thirty-five (35) year period ending with the calendar year in which the Participant attains (or will attain) social security retirement age (as defined under Section 415(b)(8) of the Code). In determining a Participant's Covered

               Compensation, the contribution and benefit base under
               Section 230 of the Social Security Act for the current

               calendar year and any subsequent calendar year shall be assumed to be the same as the contribution and benefit base in effect as of the beginning of the calendar year in which the determination is being made. A Participant's Covered

               Compensation at any time after the thirty-five (35) year period described above shall be the Participant's Covered

               Compensation for the calendar year during which the Participant attained social security retirement age (as hereinabove defined). A Participant's Covered Compensation at any time before the thirty-five (35) year period described above shall be the contribution and benefit base in effect as of the beginning of the calendar year in which the determination of Covered Compensation is being made. A Participant's Covered Compensation shall be automatically adjusted each calendar year.
                    (17)  Covered Employee means any Employee other than:

                         (A)  any Employee whose regularly scheduled
                    employment is for less than twenty (20) hours per week;

                         (B) any Employee employed by a Participating Employer on a temporary basis; or

                         (C)  any Employee who is regularly employed
                    outside the United States by any one or more of the Participating Employers and who is on the payroll of a facility located outside the United States.

                    (18) December 31, 1989 Benefit of a Participant means the Participant's monthly accrued benefit (if any)

               determined on December 31, 1989 under the 1988 Plan, and expressed as a single life annuity commencing as of the

               Participant's Normal Retirement Date or on January 1, 1990, if later, and reduced for early commencement, if


                                           xviii







               commencement is prior to the Participant's Normal Retirement Date, in accordance with the reduction factors in effect under the 1988 Plan.
                    (19)  Defined Benefit Plan Fraction, with respect to a

               Participant for a Plan Year, means a fraction:
                         (A)  the numerator of which is the projected
                    annual benefit (as defined hereinafter) of the Participant under any defined benefit plans, including the Plan, maintained by any member of the Affiliated Group (determined as of the close of the Plan Year), and

                         (B)  the denominator of which is the lesser
                    of Amount A or Amount B, where

                         Amount A is the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the Plan Year, and

                         Amount B is the product of 1.4 multiplied by the amount that may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant under such defined benefit plans for the Plan Year.

               For purposes of this Section 2.1(c)(19), the "projected

               annual benefit" of a Participant for a Plan Year means the Participant's annual benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life annuity or a qualified joint and survivor annuity described in Code Section 417) under a qualified defined benefit plan, assuming that (i) the

               Participant will continue employment until the later of the Participant's current age or normal retirement age under such plan and (ii) the Participant's compensation for the Plan Year and all other relevant factors used to determine benefits under such plan will remain constant for all future Plan Years.

                    (20) Defined Contribution Plan Fraction, with respect to a Participant for a Plan Year, means a fraction:

                         (A) the numerator of which is the sum of the Annual Additions of the Participant as of the close of the Plan Year, and

                         (B)  the denominator of which is the lesser
                    of Amount A or Amount B determined for each Plan Year and for each prior year of service with the Participating Employers, where

                         Amount A is the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for the Plan Year or prior year of service [determined without regard to Section 415(c)(6) of the Code to the extent required by the Code]; and

                         Amount B is the product of 1.4 multiplied by the amount provided for in Section
                         415(c)(1)(B) of the Code with respect to the Participant for the Plan Year or prior year of service.

               Notwithstanding the foregoing, the determination of a Participant's Defined Contribution Plan Fraction shall be determined in accordance with the transitional rules (to the extent applicable) in (i) Section 415(e)(6) of the Code (if the Committee elects its application) and (ii) Section 1106(i)(4) of the Tax Reform Act of 1986.

                    (21) Disability means "Disability" as defined in the Group Benefits Plan for purposes of determining eligibility for long-term disability benefits thereunder. Disabled means subject to such a Disability.

                    (22) Eligible Spouse of a Participant means the husband or wife to whom the Participant is married on the date that payment of the Participant's retirement income under the Plan commences.

                    (23) Employee means a person employed by any of the Participating Employers.

                    (24) Employment Commencement Date means the date on which an individual first performs an Hour of Service.

                    (25) Entry Date means January 1, 1993 and each succeeding July 1 and January 1.

                    (26) Forfeiture Period of Severance means a Period of Severance of sixty (60) or more months in duration. A

               Period of Severance that begins with a Parental Leave, however, must be at least seventy-two (72) rather than sixty

               (60) months in duration in order to constitute a Forfeiture Period of Severance.

                    (27) Group Benefits Plan means the NationsBank Group Benefits Plan, as amended from time to time.

                    (28) Highly Compensated Participant, with respect to a Plan Year, means any Participant who:

                         (A)  was at any time during the Plan Year or
                    the preceding Plan Year a five percent (5%) owner described in Section 13.1(b)(4)(C);

                         (B)  received Affiliated Group Compensation
                    during the preceding Plan Year in excess of seventy-five thousand dollars ($75,000) [adjusted for any cost-of-living increase as permitted by
                    Section 414(q) of the Code];

                         (C)  received Affiliated Group Compensation
                    during the preceding Plan Year in excess of fifty thousand dollars ($50,000) [adjusted for any cost-of-living increase as permitted by Section 414(q) of the Code] and was in the group consisting of the top twenty percent (20%) of Affiliated Group employees when ranked on the basis of Affiliated Group Compensation paid during the preceding Plan Year;

                         (D)  was at any time during the preceding
                    Plan Year an officer of an Affiliated Group member and received Affiliated Group Compensation during the preceding Plan Year greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code for the preceding Plan Year, unless fifty (50) other such officers [or, if less, the number of officers equal to the greater of three (3) or ten percent (10%) of all employees] have higher Affiliated Group Compensation; provided, however, if no officer is described in this subparagraph (D), the officer who received the greatest Affiliated Group Compensation during the preceding Plan Year shall be a Highly Compensated Participant; or

                         (E)  would be described in subparagraph (B),
                    (C) or (D) above if the phrase "during the Plan Year" were substituted for the phrase "during the preceding Plan Year" each place it appears in said subparagraphs and is one of the one hundred (100) Affiliated Group employees who received the greatest Affiliated Group Compensation during the Plan Year.

               The determination of which Participants are Highly Compen-sated Participants shall be made in accordance with the provisions of Section 414(q) of the Code. In such regard, the Committee in its discretion may modify the definition of

               Highly Compensated Participants in any manner permitted by
               Section 414(q) of the Code, including without limitation

               making the "calendar year calculation election" described in Treasury Regulation (section mark) 1.414(a)-1T, Q&A-14.

                    (29)  Hours of Service means:
                         (A)  each hour for which an Affiliated Group
                    employee is paid, or entitled to payment, by a member of the Affiliated Group for the performance of duties during any calendar month, said hours to be credited to the employee for the calendar month in which the duties were performed;

                         (B)  each hour for which back pay, irrespec-
                    tive of mitigation of damages, has been either awarded or agreed to by a member of the Affiliated Group, such hours to be credited to the employee for the calendar month(s) to which the award or agreement pertains rather than the calendar month in which the award, agreement or payment is made;

                         (C)  each hour for which credit is required
                    by federal law, including without limitation fed-eral law governing veterans' reemployment rights, the nature and extent of any such credit being determined under such law;

                         (D)  each hour for which an Affiliated Group
                    employee is paid, or entitled to payment by a member of the Affiliated Group on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, excluding, however, (1) each hour for which the employee is so paid if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, or unemployment compensation or disability insurance laws and
                    (2) each hour for which the employee is so paid if such payment is solely to reimburse the employee for medical or medically-related expenses incurred by the employee [for purposes of this subparagraph
                    (D), a payment shall be deemed to be made by or to be due from a member of the Affiliated Group regardless of whether such payment is made by or due from the member directly, or indirectly through, among others, a trust fund or insurer to which the member contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or on behalf of a group of employees in the aggregate]; and

                         (E)  each hour during any calendar month
                    during which the employee is on leave of absence, consented to or authorized by a member of the Affiliated Group, for illness, temporary disability, maternity leave, educational leave, or similar cause.

               The rules set forth in Section 2530.200b-2(b) and Section 2530.200b-2(c) of Chapter 25 of the Code of Federal Regula-

               tions, which sections of said regulations are incorporated herein by reference as though fully set forth herein, shall be used for purposes of determining Hours of Service under subparagraph (D) above and for purposes of determining the appropriate calendar month in which Hours of Service are to be credited. Hours of Service shall be ascertained from the

               Affiliated Group's records of hours worked or hours for which payment is made or owing and other employment records.

               In determining an employee's Hours of Service, in no event shall the same hour be counted more than once, persons similarly situated shall be treated alike, and the term Affiliated Group shall include and refer to a "predecessor employer" as used in, and to the extent required by, Section 414(a) of the Code.


                                           xxiii







                    (30) Leased Employee means any individual who is not an employee of any member of the Affiliated Group but who performs services for an Affiliated Group member, where
                         (A)  such services are provided pursuant to
                    an agreement between the member and any other person (the "leasing organization");

                         (B)  the individual has performed such ser-
                    vices for the member, or for the member and any "related persons" determined under Section 414(n)(6) of the Code, on a substantially full-time basis for a period of at least one (1) year; and

                         (C) such services are of a type historically performed, in the business field of the member, by employees.

                    (31)  Minimum Monthly Benefit of a Participant means

               the sum of Amounts A, B, C and D, where:
                         Amount A is the product of (i) one percent
                    (1%) of the Participant's Average Compensation multiplied by (ii) a fraction, the numerator of which is the Participant's Benefit Service, disregarding, however, any Benefit Service after 1988 in excess of three hundred sixty (360) months, and the denominator of which is twelve
                    (12).

                         Amount B is the product of (i) one-half of
                    one percent (0.5%) of the portion of the Participant's Average Compensation in excess of one-twelfth (1/12th) of the Participant's Covered Compensation multiplied by (ii) a fraction, the numerator of which is the Participant's Benefit Service after 1988 not in excess of three hundred sixty (360) months, and the denominator of which is twelve (12). If the Participant participated in the Plan prior to July 1985, however, Amount B may not exceed the product of (i) five-eighths of one percent (0.625%) of the portion of the Participant's Average Compensation in excess of one-twelfth (1/12th) of the Participant's Covered Compensation multiplied by (ii) a fraction, the numerator of which is four hundred twenty (420) months minus the Participant's Benefit Service prior to July 1985, and the denominator of which is twelve (12).



                                           xxiv







                         Amount C is the Participant's "Pre-July 1985
                    Monthly Benefit" (if any) determined as of December 31, 1988 under Section 14.21 of the 1988 Plan. In applying said Section 14.21, however, "two percent (2%)" shall be changed to "one percent (1%)" in Section 14.21(b)(5)(A)(1), and
                    Section 14.21(b)(5)(A)(2) shall be disregarded.

                         Amount D is the product of (i), (ii) and
                    (iii), where:

                         (i) is one-fiftieth of one percent (0.02%) multiplied by a fraction, the numerator of which is the Participant's Benefit Service prior to July 1985 not in excess of three hundred sixty (360) months, and the denominator of which is twelve (12);

                         (ii) is a fraction, the numerator of which is the Participant's Benefit Service after 1988 not to exceed sixty (60) months, and the denominator of which is twelve (12); and

                         (iii) is the Participant's Average
                         Compensation.

               A Participant's Minimum Monthly Benefit shall include Amount D, however, only if the Participant was an Active

               Participant on January 1, 1989 and had attained sixty (60) years of age by that date. Further, the calculation of a

               Participant's Minimum Monthly Benefit is subject to any applicable modification listed on Appendix A to this Section

               2.1(c)(31) attached hereto.
                    (32)  Month of Service means any calendar month in

               which the person has at least one (1) Hour of Service. In addition, if a group of persons becomes employed by a

               Participating Employer or an existing employer becomes a Participating Employer as a result of or in connection with an acquisition or other corporate transaction, the Compensation Committee shall determine whether and to what extent any employment prior to the acquisition or other transaction shall be treated as Months of Service and whether and to what extent any such Months of Service shall


                                            xxv







               also constitute Benefit Service or Vesting Service under this Plan. The terms and conditions and other special rules regarding such past service credit shall be set forth in
               Article XV of the Plan captioned "Plan Mergers; Asset

               Transfers and Other Special Benefit Provisions." Except to extent required by law or as expressly provided in Article

               XV, employees of an acquired business shall be treated as having first accrued a Month of Service as of the date their employer becomes a member of the Affiliated Group.
                    (33)  1988 Plan means the Plan as in effect on

               December 31, 1988.
                    (34)  Normal Retirement Age of a Participant means age

               sixty-five (65).
                    (35)  Normal Retirement Date, with respect to a

               Participant, means the first day of the calendar month next following the month in which the Participant attains the

               Normal Retirement Age.
                    (36)  Parental Leave of an Affiliated Group employee

               means the employee's absence from work with a member of the Affiliated Group (i) which begins after 1984 and (ii) which is by reason of the pregnancy of the employee, the birth of a child of the employee or the placement of a child with the employee in connection with the employee's adoption of the child or is for purposes of caring for the child over a period beginning immediately following such birth or place-ment of the child. In order for an absence to qualify as a

               Parental Leave, the reasons therefor and the length thereof must be established by the employee to the reasonable satis-

               faction of the Committee at such time and pursuant to such procedures as the Committee shall establish for such purpose. While an employee's Parental Leave shall entitle the employee to be credited with Service to the limited extent specifically provided in the Plan, such Parental Leave shall not constitute an authorized leave of absence for any non-Plan purposes, or entitle the employee to any

                                           xxvi







               non-Plan benefits or reemployment following such Parental Leave, except to the extent, if any, provided under the employment practices and policies of the Affiliated Group member who employed the employee at the time of the Parental

               Leave, applied without regard to the Plan.
                    (37)  Participant means:

                         (A) an Employee who has become a Participant pursuant to Article III of the Plan; or

                         (B)  a former Employee who has a vested
                    accrued benefit under the Plan.

                    (38)  Participating Employers means:
                         (A)  NationsBank Corporation, a North
                    Carolina corporation;

                         (B) effective from and after the date of its organization, NationsSecurities, a Dean Witter/NationsBank Company, a Delaware corporation (see Section 15.6 for special provisions related to such company's participation under the Plan);

                         (C)  those Subsidiary Corporations which
                    adopt and participate in the Plan from time to time; and

                         (D)  those successor corporations which,
                    pursuant to Section 11.5, continue the Plan as provided in Section 11.5.

                    (39)  Period of Service of an individual means the

               period (expressed as Months of Service) beginning on an Employment Commencement Date or a Re-Employment Commencement

               Date and ending on the next succeeding Severance from Service Date.

                    (40) Period of Severance of an individual means the period (expressed as calendar months) beginning with the calendar month next following a Severance from Service Date and ending with the calendar month preceding the calendar month of the next Re-Employment Commencement Date (if any).
                    (41)  Plan means The NationsBank Pension Plan, as

               amended from time to time.  (Prior to January 1, 1993, the


                                           xxvii







               Plan was known as the "NationsBank Corporation and Designated Subsidiaries Retirement Plan and Trust.")

                    (42)  Plan Year means:
                         (A)  Prior to April 1, 1976, the twelve (12)
                    consecutive month period commencing April 1 and ending March 31;

                         (B)  The period April 1, 1976 through
                    December 31, 1976; and

                         (C) After December 31, 1976, the twelve (12) month period beginning January 1 and ending
                    December 31.

                    (43)  Qualified Domestic Relations Order means a

               "qualified domestic relations order" within the meaning of
               Section 206(d) of the Act and Section 414(p) of the Code.

                    (44) Qualifying Period of Severance of an individual means a Period of Severance which does not exceed twelve

               (12) months in duration; provided, however, if an individual has a Period of Severance which begins with a Parental Leave and is more than twelve (12), but less than twenty-five
               (25), months in duration, (i) the Period of Severance shall be deemed to be a Qualifying Period of Severance and (ii) the length of the Qualifying Period of Severance shall be deemed to be the number of months of such Period of Severance minus twelve (12) months.

                    (45) Re-Employment Commencement Date means the date on which an individual first performs an Hour of Service following a Period of Severance.
                    (46)  Savings Plan means The NationsBank Retirement

               Savings Plan, a defined contribution plan qualified under
               Section 401(a) of the Code.

                    (47) Section 415 Compensation of a person for a Plan Year means the person's earned income, wages, salaries, fees for professional service and other amounts received during the Plan Year for personal services actually rendered in the course of employment with any member of the Affiliated Group


                                          xxviii







               [including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements and other expense allowances under a nonaccountable plan described in Treasury Regulation (section mark) 1.62-2(c)].
               Section 415 Compensation, however,

               shall not include:
                         (A)  any amount excluded by Section
                    401(a)(17) of the Code;

                         (B)  contributions of any Affiliated Group
                    member to a plan of deferred compensation
                    (including without limitation the Plan) to the extent that before the application of the limitations of Code Section 415 to such plan the contributions are not included in gross income of the person for the taxable year in which contributed, or on behalf of the person to a simplified employee pension described in Section 408(k) of the Code, or any distributions from a plan of deferred compensation;

                         (C)  amounts realized (i) from the exercise
                    of a non-qualified stock option or (ii) when restricted stock (or property) held by the person becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                         (D) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; or

                         (E)  other amounts which receive special tax
                    benefits, such as premiums for group life insurance (to the extent not includible in the person's gross income), or contributions made by any Affiliated Group member (whether or not under a salary reduction agreement) towards the purchase of a Code Section 403(b) annuity contract (whether or not the contributions are excludable from the person's gross income).

                    (48)  Service means employment by any member of the

               Affiliated Group and shall include all Periods of Service.
                    (49)  Severance from Service Date means the date on

               which an individual separates from Service.


                                           xxix







                    (50)  Subsidiary Corporation means:
                         (A)  any corporation more than fifty percent
                    (50%) of whose outstanding voting capital stock is owned by NationsBank Corporation;

                         (B)  any corporation at least eighty percent
                    (80%) of whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation more than fifty percent (50%) of whose outstanding voting capital stock is owned by NationsBank Corporation; or

                         (C)  any corporation at least eighty percent
                    (80%) of whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation described in subparagraph
                    (B) above.

                    (51) Trust means the trust established and maintained pursuant to and as a part of the Plan.

                    (52) Trustee means NationsBank of North Carolina, N.A., a national banking association, or its successor.

                    (53) Vesting Service of a Participant means the sum of the Participant's Periods of Service and Qualifying Periods

               of Severance. The determination of Vesting Service shall be subject to the following rules:

                         (A)  In determining a Participant's Vesting
                    Service, in no event shall the same month be counted more than once.

                         (B)  Vesting Service shall in no event
                    include any period of time disregarded pursuant to
                    Section 3.3(b) of the Plan (regarding Employees who have a Forfeiture Period of Severance before becoming Participants) or pursuant to a comparable prior provision of the Plan or any of its predecessors in interest.

                         (C)  If a Participant participated in the
                    Plan before 1989, the Participant's Vesting
                    Service for time before 1989 shall mean (and be limited to) the Participant's "Vesting Service" under the 1988 Plan.




                                            xxx







               SECTION 2.2. APPLICABLE LAW. The Plan shall be construed, administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable and, to the extent such laws are not applicable, by the laws of the State of North Carolina.


                                     ARTICLE III
                                    PARTICIPATION


               SECTION 3.1.   GENERAL.  No person shall become a Partici-

          pant unless or until such person is or becomes an Employee and upon or following the satisfaction of the eligibility requirements set forth in the Plan.
               SECTION 3.2.   ELIGIBILITY.

               (a) Eligibility. All Covered Employees shall be eligible to participate in the Plan when and as provided in the Plan. In no event shall an Employee who is not a Covered Employee be eligible to participate in the Plan.

               (b) Commencement of Participation: Participants before January 1, 1993. Each Covered Employee who had become a

          Participant in the Plan prior to January 1, 1993 shall participate in the Plan from and after January 1, 1993 to the extent provided in the Plan.
               (c)  Commencement of Participation:  Other Employees.  An

          Employee not described in Section 3.2(b) (regarding pre-1993 Participants) shall become a Participant in the Plan on the first

          Entry Date after the later of (i) the date the Employee satisfies the eligibility requirement of the Plan or (ii) the date the

          Employee becomes a Covered Employee. An Employee satisfies the eligibility requirement of the Plan upon the later of:

                    (i) the last day of the calendar month during which the sum of the Employee's Periods of Service and Qualifying Periods of Severance (including any Period of Service or Qualifying Period of Severance then in progress) equals twelve (12); or



                                         xxxi







                   (ii) the date on which the Employee attains age twenty-one (21).

          In determining an Employee's Periods of Service and Qualifying Periods of Severance, in no event shall the same calendar month be counted more than once.
               (d)  Change in Employment Status.  If a Covered Employee

          becomes a Participant and subsequently ceases to be a Covered Employee but remains in Service, then such person shall cease to participate in the Plan. In the event that such person subse-quently becomes a Covered Employee, such person shall resume participation in the Plan on the date on which such person again becomes a Covered Employee.

               SECTION 3.3.   ELIGIBILITY UPON REEMPLOYMENT.
               (a)  Former Participants.  If a person terminates employment with the Participating Employers after becoming a Participant and subsequently resumes employment with the Participating Employers as a Covered Employee, then the person shall again become a Participant on the date of such resumption of employment with the

          Participating Employers as a Covered Employee without having to satisfy again the eligibility requirement of Section 3.2(c).

               (b) Former Employees Who Have Not Become Participants. If a person terminates employment with the Affiliated Group before becoming a Participant and subsequently resumes employment with the Affiliated Group, the person shall be treated as a new employee for purposes of Section 3.2, and therefore shall be required to satisfy the eligibility requirement of Section 3.2(c)

          after such person resumes employment, if:
                    (i) the person experienced a Forfeiture Period of Severance; and

                    (ii) the number of calendar months during which
               the Forfeiture Period of Severance continued equals or exceeds the sum of the person's Periods of Service and Qualifying Periods of Severance prior to the Forfeiture Period of Severance.

          In the application of subparagraph (ii) above, there shall be disregarded any Period of Service or Qualifying Period of

                                        xxxii







          Severance previously disregarded by reason of the application of this provision to a prior Forfeiture Period of Severance (or by reason of a comparable prior provision of the Plan or any of its predecessors in interest).


                                      ARTICLE IV

                                    CONTRIBUTIONS


               SECTION 4.1. CONTRIBUTIONS BY THE PARTICIPATING EMPLOYERS. The contributions required to fund the cost of all benefits under the Plan shall be made solely by the Participating Employers. The Participating Employers shall contribute to the Trust from time to time such amounts as are required, as determined in accordance with generally acceptable actuarial principles and practices, to fund the total cost of the benefits provided by the Plan. It is intended that the Participating Employers will make such contributions as are necessary to fund the Plan in accor-dance with the Act.

               SECTION 4.2. CONTRIBUTIONS BY PARTICIPANTS. Contributions to the Trust by Participants are neither required nor permitted.


                                      ARTICLE V

                          RETIREMENT AND RETIREMENT BENEFITS


               SECTION 5.1. NORMAL RETIREMENT AND RETIREMENT INCOME. Normal retirement is a Participant's separation from Service on or after the Participant has attained Normal Retirement Age. In such event, payment of retirement income shall be governed by the following provisions of this Section.
                    (a) Amount of Retirement Income. The amount of monthly retirement income payable to a Participant whose retirement income commences on or after the Participant's Normal Retirement Date shall be as follows:

                         (1)  The sum of:



                                          xxxiii







                               (i)  one percent (1%) of the
                         Participant's Average Compensation multiplied by a fraction, the numerator of which is the Participant's Benefit Service, and the denominator of which is twelve (12); and

                              (ii)  one-half of one percent (1/2%) of
                         that portion of the Participant's Average
                         Compensation in excess of one-twelfth
                         (1/12th) of the Participant's Covered
                         Compensation multiplied by a fraction, the numerator of which is the Participant's Benefit Service, not in excess of five hundred forty (540), and the denominator of which is twelve (12).

                         (2)  Notwithstanding the above, if the
                    Participant participated in the Plan prior to 1989, in no event shall the Participant's monthly retirement income payable at or after the Participant's Normal Retirement Date be less than the Participant's Minimum Monthly Benefit. In addition, if the Participant participated in the Plan prior to 1990 and was not a Highly Compensated Participant within the meaning of
                    Section 2.1(c)(28)(A) or (B) during the 1989 Plan Year, then in no event shall the Participant's monthly retirement income payable at or after the Participant's Normal Retirement Date be less than the Participant's December 31, 1989 Benefit.

                         (3)  In the case of any Participant who
                    simultaneously accrues retirement income benefits and receives retirement income payments due to the required commencement of retirement income after attainment of age seventy and one-half (701/2) referred to in Section 5.1(e), the following procedures shall apply. Each January following commencement of the Participant's retirement income the Participant's retirement income shall be increased to reflect the additional amount of retirement income the Participant accrued in the immediately preceding year. For this purpose the amount of additional accrual for any year, based on the benefit formula in Section 5.1(a)(1) and on any applicable optional form conversion factor, shall be reduced on an actuarially equivalent basis (but not below zero) to reflect the retirement income payments the Participant received during such year.



                                           xxxiv







                         If the Participant received a lump sum
                    payment of the Participant's retirement income benefit at the Participant's required commencement date, then at each such following January, an additional lump sum payment shall be paid to the Participant equal to the excess, if any, of the actuarially equivalent lump sum payment to which the Participant would be entitled based on the Participant's entire accrued benefit as of such January, over the sum, with interest from the date paid to such January, of all previous lump sum payments paid from the Plan.

                    (b) Payment of Retirement Income. The retirement income payable in the event of retirement at or after Normal Retirement Age shall be payable on the first day of each calendar month. The first payment shall be made on the Participant's Normal Retirement Date or if later, on the first day of the calendar month next following the Participant's actual retirement; provided, however, that payment shall in all events be made no later than the date required by Section 5.1(c). The last payment shall be the payment made on the first day of the month in which the Participant dies (unless an optional form of benefit is payable in accordance with the provisions of Section 5.4 or 5.5).

                    (c) Age 701/2 Rule. In no event shall payment of the retirement income of (i) a Participant who attains age seventy and one-half (701/2) after December 31, 1987 or (ii) a Participant who, at any time during the Plan Year ending in the calendar year in which the Participant attains age seventy and one-half (701/2), is a five percent (5%) owner described in Section 13.1(b)(4)(C), be delayed beyond April 1st of the calendar year following the calendar year in which such Participant attains age seventy and one-half (701/2). If a Participant's retirement income commences while in Service because of the above age seventy and one-half (701/2) rule:

                         (i)  the Participant's retirement income
                    shall be paid to the Participant while in Service only in the form of a single life annuity
                    (Option 1 under Section 5.4);

                        (ii) the Participant shall be covered by the death benefit provisions of Section 6.2 if the Participant dies while in Service; and

                       (iii) the retirement income payable after the Participant's separation from Service (other than

                                           xxxv







                    on account of death while in Service) shall be paid by whichever form of payment the Participant shall elect or is otherwise applicable under the provisions of Section 5.4 and Section 5.5(a).

                    (d) Mandatory Retirement on Normal Retirement Date. Except as hereinafter provided in this Section, an Active Participant shall not be required to separate from Service solely on account of the Participant's attainment of the Normal Retirement Age. An Active Participant who has attained the Normal Retirement Age and who, for the two-year period immediately before attaining the Normal Retirement Age, has been employed as a "bona fide executive" or in a "high policy-making position" and who is entitled "to an immediate and non-forfeitable annual retirement benefit" from the Plan equal to "at least $44,000" as said terms are used in the Age Discrimination in Employment Act of 1967, as amended, shall separate from Service on the Participant's Normal Retirement Date unless the Participant's Participating Employer waives the Participant's mandatory retirement by written consent, and in the event of such consent, the Participant shall retire on the last day of any month that may be decided upon by the Participant's Participating Employer.

               SECTION 5.2.   EARLY RETIREMENT AND RETIREMENT INCOME.
          Early retirement is a Participant's separation from Service prior to the Participant's attainment of Normal Retirement Age but on or after the Participant's completion of sixty (60) months of

          Vesting Service and attainment of fifty (50) years of age. In the event of a Participant's early retirement, payment of retirement income shall be governed by the following provisions of this Section.

                    (a) Early Retirement Date. The Early Retirement Date of the Participant shall be the first (1st) day of the calendar month which immediately follows the date on which the Participant separates from Service under the provisions of this Section 5.2 prior to the Participant's attainment of Normal Retirement Age.

                    (b) Amount of Retirement Income. The amount of monthly retirement income payable to a Participant who retires early under this Section 5.2 shall be as follows:

                         (1)  The sum of:


                                           xxxvi







                               (i)  one percent (1%) of the
                         Participant's Average Compensation multiplied by a fraction, the numerator of which is the Participant's Benefit Service, and the denominator of which is twelve (12); and

                              (ii)  one-half of one percent (1/2%) of
                         that portion of the Participant's Average
                         Compensation in excess of one-twelfth
                         (1/12th) of the Participant's Covered
                         Compensation multiplied by a fraction, the numerator of which is the Participant's Benefit Service, not in excess of five hundred forty (540), and the denominator of which is twelve (12).

                    If payment of retirement income commences prior to the Participant's Normal Retirement Date, such sum will be reduced 1/180th for each of the first sixty (60) months and 1/360th for each of the next one hundred twenty (120) months, by which the Participant's retirement income commencement date precedes the Participant's Normal Retirement Date.

                         (2)  Notwithstanding the above, if the
                    Participant participated in the Plan prior to 1989, in no event shall the Participant's monthly retirement income payable under this Section 5.2 be less than the Participant's Minimum Monthly Benefit (as reduced for early commencement, if applicable). In addition, if a Participant participated in the Plan prior to 1990 and was not a Highly Compensated Participant within the meaning of Section 2.1(c)(28)(A) or (B) during the 1989 Plan Year, then in no event shall the Participant's monthly retirement income payable under this Section 5.2 be less than the Participant's December 31, 1989 Benefit.

                    (c) Special Early Retirement Benefits for Age Sixty (60) Participants with 480 Months of Benefit Service. If a Participant has, at the time of early retirement, attained sixty (60) years of age and completed four hundred eighty (480) months of Benefit Service, the following rules shall govern:

                         (1)  If the Participant's retirement income
                    is determined under Section 5.2(b)(1) above, only that portion of the Participant's retirement income determined under Section 5.2(b)(1)(ii) above shall be reduced for early commencement, and such portion shall be reduced 1/180th for each

                                          xxxvii







                    month by which the Participant's retirement income commencement date precedes the Participant's
                    Normal Retirement Date.

                         (2)  If the Participant's retirement income
                    is determined under Section 5.2(b)(2) above, no early commencement reductions shall apply except as provided in the next sentence regarding the calculation of the Amount B component of the Participant's Minimum Monthly Benefit. If the Participant participated in the Plan prior to July 1985, Amount B may not exceed the product of (i),
                    (ii) and (iii), where:

                         (i) is five-eighths of one percent (0.625%) of the portion of the Participant's Average Compensation in excess of one-twelfth (1/12th) of the Participant's Covered Compensation;

                         (ii) is a fraction, the numerator of which is four hundred twenty (420) months minus the Participant's Benefit Service prior to July 1985, and the denominator of which is twelve
                         (12); and

                         (iii) is a fraction, the numerator of which is the number of months by which the Participant's benefit commencement date precedes the Participant's Normal Retirement Date, and the denominator of which is one hundred eighty (180).

                    (d)  Special Early Retirement Benefits for
               Participants Employed as Pilots. If at the time of early retirement a Participant (i) was employed as a pilot in a Participating Employer's flight service department and (ii) has attained sixty (60) years of age, then no early commencement reductions shall apply to the Participant's retirement income determined under this Section 5.2. The provisions of this Section 5.2(d) are contingent and shall become effective upon the receipt by NationsBank Corporation of a written ruling or determination by the Internal Revenue Service in form and content satisfactory to the Committee that such provisions do not result in the Plan's discriminating with respect to the amount of employer provided benefits under the Plan in violation of
               Section 401(a)(4) of the Code.

                    (e) Payment of Retirement Income. The retirement income payable in the event of early retirement shall

                                       xxxviii







               be payable on the first day of each calendar month.
               The first payment shall be made on the Participant's Normal Retirement Date. A Participant, however, may elect to receive payments on the Participant's Early Retirement Date or on the first day of any month which follows the Participant's Early Retirement Date and precedes the Participant's Normal Retirement Date, with the appropriate adjustments (if any) for early commencement. The last payment shall be the payment made on the first day of the month in which the Participant dies (unless an optional form of benefit is payable in accordance with the provisions of Section
               5.4 or 5.5).

                    (f)  Benefit Payable Upon Death Prior to
               Commencement of Payments.  In the event a retired
               Participant dies prior to the commencement of any retirement income payments and prior to the Participant's Normal Retirement Date, a death benefit may be payable in accordance with Section 6.2.

               SECTION 5.3. DISABILITY RETIREMENT AND RETIREMENT INCOME. Disability retirement is a Participant's separation from Service upon the Participant's becoming Disabled prior to the Participant's Normal Retirement Date.

                    (a) Amount of Retirement Income. The monthly amount of retirement income payable to a Participant on Disability retirement under the provisions of this
               Section 5.3 shall be equal to the monthly retirement income to which the Participant would, after the Participant's disability benefits ceased under the Group Benefits Plan, have been entitled, in accordance with the provisions of Section 5.1, 5.2 or 6.1, whichever is applicable, if the Participant had remained in employment with the Participating Employers during the Participant's Disability until such time as the Participant's disability benefits ceased under the Group Benefits Plan, assuming the Participant's Compensation as of the Participant's date of Disability continued at the same rate for such period.

                    (b) Payment of Retirement Income. The monthly retirement income payable under this Section 5.3 in the event of Disability retirement shall, after the Participant's disability benefits under the Group Benefits Plan have ceased, commence in accordance with the provisions of Section 5.1, 5.2 or 6.1, whichever is applicable. The last payment shall be the payment made on the first day of the month in which the Participant


                                        xxxix







               dies (unless an optional form of benefit is payable in accordance with the provisions of Section 5.4 or 5.5).

                    (c)  Benefit Payable Upon Death of Disabled
               Participant Prior to Commencement of Retirement Income. In the event a Participant has separated from Service on account of Disability retirement and the Participant dies prior to commencement of the Participant's retirement income, the death benefit, if any, shall be equal to that which would have been payable on behalf of the Participant under the provisions of Section 6.2, with regard to eligibility, amount and method of benefit, if the Participant had remained in employment with the Participating Employers during the Participant's Disability until such time as the Participant's disability benefits ceased under the Group Benefits Plan, assuming the Participant's Compensation as of the Participant's date of Disability continued at the same rate for such period.

                    (d)  Re-Employment Following Recovery from
               Disability. If a Participant whose Service terminates on account of Disability becomes, at any time prior to commencement of the Participant's retirement income, no longer Disabled, and if such Participant resumes Service, the Participant shall receive Vesting Service and Benefit Service under the Plan, and be deemed to have continued the Participant's Compensation (at the rate applicable at the date of the Participant's Disability) for that period during which the Participant was Disabled. Upon reemployment, the Disability benefit shall be canceled, and such Participant shall be entitled to the normal retirement benefit, or whatever other benefits are applicable, in lieu of any benefit because of the Participant's Disability.

                    (e)  Election of Retirement Benefits.

                    If a Participant becomes Disabled while otherwise
               eligible for benefits under Section 5.1, 5.2 or 6.1, as applicable, such Participant shall be entitled to waive disability benefits under the Group Benefits Plan and elect such other benefit hereunder instead. In that event, the provisions of this Section 5.3 shall be inapplicable to such Participant unless such Participant later resumes Service and subsequently again becomes Disabled.

                    If a Participant covered by the Group Benefits
               Plan becomes Disabled and later becomes eligible for a benefit under Section 5.1, 5.2 or 6.1, as applicable,

                                          xl







               such Participant may elect, at any time after becoming eligible for such other benefit, to cease disability benefits under the Group Benefits Plan and commence receipt of such other benefit. In that event, the provisions of this Section 5.3 shall apply to such Participant for purposes of determining such Participant's entitlement to, and amount of, benefits under Section 5.1, 5.2 or 6.1, as applicable, through the date disability benefits cease under the Group Benefits Plan, and from and after such date the provisions of this Section 5.3 shall cease to apply to such Participant unless such Participant later resumes Service and subsequently again becomes Disabled.

                    (f)  Minimum Disability Benefit.

                    The provisions of this Section 5.3(f) shall apply
               only to Active Participants in the Plan on October 31, 1987 who had attained age thirty (30) or completed twenty-four (24) months of Benefit Service by October 31, 1987.

                   In the event such an Active Participant in the Plan
               becomes Disabled after October 31, 1987, such
               Participant shall be entitled to a monthly benefit from the Plan in an amount equal to the excess, if any, of
               (i) over (ii) where

                    (i) is such Participant's "October 31, 1987
                    Disability Benefit" (as hereinafter defined), and

                    (ii) is the amount of any monthly disability benefits payable to such Participant pursuant to the terms of the Group Benefits Plan.

               Such excess, if any, is hereinafter referred to as the "Minimum Disability Benefit." As used herein, the term "October 31, 1987 Disability Benefit" means the amount of the "Initial Primary Disability Retirement Benefit" that would have been payable to the Participant under the provisions of Section 5.4(b)(i)(A) of the Plan as in effect on October 31, 1987 if the Participant had become eligible for "Disability Retirement" on October 31, 1987 under the provisions of Section 5.4 of the Plan as in effect on October 31, 1987.

                    If a Participant becomes Disabled on or after
               January 1, 1991 and becomes eligible for the Minimum Disability Benefit, the Minimum Disability Benefit shall commence at the same time monthly disability benefits commence (or would otherwise commence if a benefit were payable) to the Participant under the xli







               Group Benefits Plan and shall continue until the earliest to occur of the following: (1) the date the Participant ceases to be Disabled, (2) the date the Participant dies, or (3) the date the Participant commences to receive benefits under any provisions of the Plan other than this Section 5.3(f).

               SECTION 5.4. OPTIONAL FORMS OF RETIREMENT INCOME. Subject to Section 5.5 and in lieu of the amount and form of monthly retirement income payable in the event of normal or early retirement as specified in Section 5.1 and Section 5.2,

          termination of Service as provided in Section 6.1, or Disability retirement as provided in Section 5.3, a Participant prior to commencement of payment of the Participant's retirement income may elect, at the time and in the form required by the Committee,

          to receive a retirement income benefit of equivalent actuarial value payable in accordance with one of the options listed below:

                    Option 1 (Life Annuity):  A retirement income
               payable to the Participant during the Participant's lifetime, with the last payment made for the month in which the Participant dies. (The retirement income amounts under Section 5.1, 5.2, 5.3 and 6.1 are in this life annuity form.)

                    Option 2 (Ten Year Certain and Life Annuity):  A
               retirement income payable to the Participant during the Participant's lifetime, with a guarantee that if, at the death of the Participant, payments have been made for less than a period certain of ten (10) years, an installment death benefit of the same amount will be due to a Beneficiary designated by the Participant in accordance with the provisions of this Plan for the remainder of the period certain; provided that the period certain may not extend beyond the life expectancy of the Participant and the Participant's Beneficiary designated in accordance with the provisions of this Plan.

                    Option 3 (Fifty Percent (50%) Qualified Joint and
               Survivor Annuity): The "fifty percent (50%) qualified joint and survivor annuity" for the Participant and spouse defined in Section 5.5(a)(i). (Under Section 5.5, this is the required benefit payment option for married Participants except as permitted thereunder.)

                    Option 4 (Modified Qualified Joint and Survivor
               Annuity):  A retirement income payable to the

                                         xlii







               Participant during the lifetime of the Participant and, following the Participant's death, 66 2/3%, 75%, or 100% of such monthly amount shall be payable to the Participant's Eligible Spouse, if such Eligible Spouse survives the Participant for the lifetime of such surviving Eligible Spouse.

                    Option 5 (Lump Sum):  A lump sum cash payment, the
               amount of which is the actuarial equivalent of the retirement income that would otherwise be payable under the Plan commencing on the Participant's Normal Retirement Date (or benefit commencement date, if later); provided, however, that such lump sum cash payment shall be available only (i) after separation from Service and (ii) if the lump sum value of the Participant's total retirement income does not exceed twenty-five thousand dollars ($25,000).

                    In order for a Participant to receive a lump sum
               payment prior to the date when the Participant is otherwise eligible for the commencement of the Participant's monthly retirement income thereunder, the Participant must decline (with the consent of the Participant's Eligible Spouse) in the manner described in Section 5.5(a)(ii), if the Participant has an Eligible Spouse) to receive immediate commencement of the Participant's monthly retirement income, which immediate commencement shall be available to the Participant notwithstanding other provisions of the Plan to the contrary. Such monthly retirement income shall be in the form of a single life annuity if such Participant does not have an Eligible Spouse and in the form of a fifty percent (50%) qualified joint and survivor annuity (as described in Section 5.5(a)(i)) if the Participant has an Eligible Spouse. Any reduction for commencement prior to the Participant's attainment of age fifty (50) shall be on an actuarially equivalent basis.

               The Participant, if electing Option 2 above, shall designate the Beneficiary or Beneficiaries to receive the benefit, if any,

          payable under the Plan in the event of the Participant's death and shall have the power to change the Participant's designation from time to time, but any such change shall be deemed a new election. Such designation shall name one or more primary

          Beneficiaries and may, if the Participant desires, name one or more contingent Beneficiaries where applicable; provided,

          however, as a condition of any married Participant naming a xliii







          person other than the Participant's spouse as Beneficiary, the Committee shall require the consent of such spouse. Each such designation shall be made in writing on a form prepared by the Committee. In the absence of an effective designation, the

          Beneficiary shall be the Participant's estate.
               Retirement income payments shall be made under the option

          elected in accordance with the provisions of this Section 5.4 and shall be subject to the following limitations:

                    (a)  Death Before Benefit Commencement.  If a
               Participant dies prior to the date that the Participant's retirement income commences under the Plan, no benefit shall be payable under this Article V to any person, but benefits, if any, shall be determined under Article VI.

                    (b)  Death of Spouse or Beneficiary Before
               Participant. If the designated Beneficiary (or Beneficiaries) or spouse dies before the date that the Participant's retirement income commences under the Plan, the option elected shall be canceled automatically, and a retirement income of the normal form and amount shall be payable to the Participant as if the option had not been elected, unless a new option is elected in accordance with the provisions of this
               Section 5.4 or unless a new Beneficiary (or
               Beneficiaries) or spouse is, in accordance with the provisions of this Section 5.4, designated by the Participant prior to the date that the Participant's retirement income commences under the Plan.

                    (c) Regarding Option 2. If both the Participant and the Beneficiary(ies) designated by the Participant die after the date that the Participant's retirement income commences under the Plan but before the full payment has been made under Option 2 providing for payment for a period certain and life thereafter, the remaining payments shall be paid to the estate of the last to survive of the Participant and the Beneficiary(ies). Any benefits of any amount that become payable under Option 2 to an estate or to a Beneficiary that is not an individual (for example, a trust) may in the Committee's discretion be paid in a single cash lump sum payment that is the actuarial equivalent of the periodic payments that would otherwise be made to such estate or Beneficiary pursuant to Option 2.



                                         xliv







               SECTION 5.5.   MISCELLANEOUS PROVISIONS RELATED TO BENEFITS.
               (a)  Required Joint and Survivor Option.  Any retirement

          income which is payable under this Plan to a Participant shall, if the Participant has an Eligible Spouse, be paid in a modified amount in the form of a fifty percent (50%) qualified joint and survivor annuity unless the Participant elects otherwise in writing. In lieu of a fifty percent (50%) qualified joint and survivor annuity, the Participant may elect in writing, or,

          having made such election, may revoke it, prior to the date payment of the Participant's retirement income is to commence, to receive retirement income as computed and payable under Sections 5.1, 5.2, 5.3 and 6.1, or to receive an optional form of benefit payment for a modified amount under Section 5.4; provided, however, that any election or revocation must be made within ninety (90) days of the date of commencement of the Participant's retirement income. If a Participant does not have an Eligible

          Spouse, the provisions of this Section 5.5(a) shall not apply to the Participant's benefit.

                    (i) As used in this Section 5.5(a), a "fifty percent (50%) qualified joint and survivor annuity" means a retirement income of a modified monthly amount which shall be paid to the Participant for life, and if an Eligible Spouse survives the Participant, a monthly amount, equal to fifty percent (50%) of the monthly amount payable to the Participant, shall be payable to the Eligible Spouse for life. The reduced monthly amount payable to the Participant shall be determined so that the aggregate of the payments expected to be made to the Participant and Eligible Spouse shall be the actuarial equivalent of the retirement income determined in accordance with Section 5,1, 5.2, 5.3 or 6.1, as applicable. The last payment of the fifty percent (50%) qualified joint and survivor benefit shall be made as of the first (1st) day of the month in which the death of the survivor occurs.

                   (ii) In the preceding provisions of this Section 5.5(a), reference has been made to an election not to receive a fifty percent (50%) qualified joint and survivor annuity. The provisions of this Subsection
               (ii) shall govern the manner of such election. The Committee shall furnish each Participant, within a reasonable time prior to the date on which the xlv







               Participant's retirement income is to commence, a written explanation of the terms and conditions of payment under such applicable Section and a written explanation of the terms and conditions of payment provided under this Section 5.5(a) and of the effect of refusing it. The Committee shall also furnish such Participant at such time (1) a written statement of the amount of the retirement income benefit which would be payable under this Section 5.5(a) with the Participant's Eligible Spouse designated as the fifty percent (50%) joint pensioner, and (2) a statement of the amount of retirement income otherwise payable. A Participant may request additional information regarding the fifty percent (50%) qualified joint and survivor annuity within sixty (60) days of the furnishing of such explanation to the Participant. A written reply shall be made within thirty (30) days of the Participant's request. During an election period commencing ninety (90) days prior to the date retirement income payments commence and ending on the date such payments commence, the Participant may elect, in writing filed with the Committee, not to receive the fifty percent (50%) qualified joint and survivor annuity. Throughout the election period, the Participant may revoke and choose elections in writing filed with the Committee. In the event that a Disability pension becomes payable thereunder, the time for furnishing the written explanation referred to above and the duration of the election period shall be determined by the Committee in a manner which is practicable under the circumstances. Any provisions of Sections 5.1, 5.2, 5.3, 5.4 and 6.1 to the contrary notwithstanding, if a Participant who has an Eligible Spouse does not elect in the manner hereinabove prescribed to receive the retirement income benefits payable on the Participant's behalf under a different form of payment, such Participant shall receive a fifty percent (50%) qualified joint and survivor annuity pursuant to Section 5.5(a) with the Participant's Eligible Spouse as joint pensioner thereunder. Any election not to receive a 50%, 66 2/3%, 75%, or 100% qualified joint and survivor annuity must be in writing and must be consented to by the Participant's Eligible Spouse. The Eligible Spouse's consent to such election must be witnessed by a notary public. Notwithstanding this election requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, an election will be deemed a qualified election. Any election necessary under this provision shall be valid only with respect to the xlvi







               Eligible Spouse who signs the election, or in the event of a deemed qualified election, the designated spouse. Additionally, a revocation of a prior election may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

                  (iii) Instead of the fifty percent (50%) qualified joint and survivor annuity, a Participant may elect in writing (without spousal consent) to receive a 66 2/3%, 75%, or 100% qualified joint and survivor annuity under Option 4.

               (b)  Commencement of Benefits.

                    (1)  In the event of separation from Service
               pursuant to Section 5.2 or 6.1, unless the Participant has duly requested an earlier commencement of benefits, payments shall commence on the Participant's Normal Retirement Date, if the Participant shall then be living, and the amount thereof shall be determined pursuant to the applicable provisions of Section 5.2(b) or 6.1(a). The monthly retirement income payable pursuant to the provisions of this Section 5.5(b)(1) shall be payable on the first day of each calendar month. The last payment shall be made on the first day of the month in which the Participant dies. Should, however, the Participant die prior to commencement of payments, benefits shall be payable in accordance with
               Section 5.2(f) or 6.2, as appropriate. Should the Participant request earlier commencement of benefits as provided in Section 6.1(b) benefits shall be computed under Section 6.1, as appropriate, and payable in accordance with the appropriate Section under which the benefits are computed.

                    (2) Notwithstanding any provision of the Plan to the contrary, the payment of benefits under the Plan to a Participant shall commence not later than the sixtieth (60th) day after the close of the Plan Year in which occurs the later of:

                         (i)  the date on which the Participant
                    attains sixty-five (65) years of age, and

                        (ii)  the Participant's separation from
                    Service.

                    (3)  In no event shall commencement of a
               Participant's retirement income be delayed beyond the Participant's required commencement date under Section 5.1(c).

                                        xlvii







                    (4) If a Participant dies after distribution of the Participant's retirement income has commenced, any remaining portion of such benefits required to be distributed to a survivor of such Participant thereunder shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.


               (c) Special Lump Sum Distributions. Notwithstanding anything in the Plan to the contrary, in the event a Participant terminates employment with a vested retirement income under the Plan for any reason, including normal or early retirement, after

          December 31, 1992, the Participant may elect to have such benefit paid in an immediate lump sum cash payment (regardless of the amount of such payment), the amount of which is the actuarial equivalent of such retirement income, subject to the following terms and conditions:
                    (1) The lump sum payment shall be made only if the Participant has entered into a settlement with a Participating Employer relating to the Participant's alleged negligent act or omission or his or her misconduct as an Employee, and the settlement includes an arrangement pursuant to Treasury Regulation
               (section mark)1.401(a)-13(e) directing the Plan and the Trustee to pay all or a portion of such payment (less withholding required under the Code) to the Participating Employer.

                    (2) The lump sum payment shall be paid only to the applicable Participating Employer pursuant to such settlement and arrangement, and if the settlement or arrangement is revoked prior to receipt of the lump sum payment by the Participating Employer, this Section 5.5(c) shall not apply, and the Participant's benefits shall be subject to the otherwise applicable terms of the Plan. If only a portion of the present value of the Participant's benefit is paid in a lump sum, the remaining portion shall be subject to the otherwise applicable terms of the Plan.

                    (3) The Committee shall comply with all notice and consent provisions of the Plan which may apply to the lump sum payment, including without limitation
               Section 5.5(a).

                    (4)  The lump sum distribution provisions of this
               Section 5.5(c) shall also apply in the case of a former


                                        xlviii







               Participant who has commenced receiving his or her retirement income under the Plan in a form other than a lump sum payment.

               (d)  Actuarial Assumptions.

                    (1) For the purpose of actuarial equivalence calculations required under the Plan, the mortality assumption shall be a unisex rate that is fifty percent (50%) male, fifty percent (50%) female, taken from the 1971 Group Annuity Mortality Table.

                    (2)  For the purpose of computing lump sum
               payments to Participants and, except as provided in
               Section 6.2, to their surviving spouses, the interest assumption used to determine actuarial equivalence shall be set as of January 1 of each year to reflect the rate(s) therein used by the Pension Benefit Guaranty Corporation for plan terminations. The rate(s) applicable to a Participant's lump sum payment shall be the rate(s) in effect, under the above rule, as of the date of payment.

                    (3) The interest assumption used for purposes of computing other actuarially equivalent alternative forms of payment (including without limitation lump sum payments not described in Section 5.5(d)(2)) shall be nine percent (9%).

               SECTION 5.6.   FORM OF PAYMENT IRREVOCABLE AFTER
          COMMENCEMENT.  Once retirement income payments commence, no election to change the form of payment shall be allowed.
               SECTION 5.7.   TREATMENT OF SMALL RETIREMENT INCOME.  Any

          provision of the Plan to the contrary notwithstanding, if the single-sum value of the accrued retirement income is less than three thousand five hundred dollars ($3,500) (per recipient) as of the date of retirement or other separation from Service, the actuarial equivalent of such income shall be paid in a lump sum as of such date of retirement or other separation from Service;

          provided, however, that no such lump sum distribution may be made after the date distribution of retirement benefits has commenced to the payee, regardless of the single-sum value.
               SECTION 5.8.   SERVICE AFTER RECEIPT OF LUMP SUM SETTLEMENT.

          If a Participant's Service has been terminated for any reason,


                                         xlix







          and the Participant was entitled, upon such termination, to a monthly retirement income, and the full actuarial equivalent value of such retirement income or portion thereof has been paid to or on behalf of the Participant, such Participant shall, on such resumption of Service, be entitled to the Benefit Service and Vesting Service the Participant had on the date of retirement or termination of Service, and the benefit payable under the Plan to or on behalf of the Participant upon the Participant's subsequent retirement or termination of Service shall be reduced as provided in Section 6.4.

               SECTION 5.9.   ADJUSTMENT TO RETIREMENT INCOME FOR
          PARTICIPANTS RECEIVING BENEFITS FROM UNRELATED PLAN.  If a

          Participant who is entitled to receive retirement income payments hereunder with respect to a period of Benefit Service is also entitled to receive retirement income payments with respect to that same period of Benefit Service from the plan of an employer that is no longer a Participating Employer hereunder, such Participant's retirement income hereunder shall be reduced on an actuarial basis to reflect such other plan benefit to the extent the other plan benefit is attributable to such period of Benefit

          Service.
               SECTION 5.10.  DETERMINATION OF RETIREMENT INCOME FOR ANY

          PARTICIPANT WITH PART-TIME SERVICE AFTER 1989. Notwithstanding other provisions of this Plan to the contrary, any Participant with part-time employment with a Participating Employer (as determined in accordance with Participating Employer personnel practices in effect from time to time) after 1989 shall have the Participant's retirement income hereunder determined in two parts

          (a "Regular Part" and a "Part-Time Part" as hereinafter defined), which together shall comprise the Participant's total retirement income under the Plan.

                    (a) Defined Terms. Any Benefit Service and any Compensation earned by a Participant after 1989 during part-time employment shall be referred to as the Participant's "Part-Time Service" and "Part-Time


                                          l







               Compensation," respectively. Any Benefit Service and any Compensation earned by a Participant after 1989 during full-time employment with a Participating Employer (as determined in accordance with such personnel practices) and any Benefit Service and Compensation earned by the Participant prior to 1990 (whether full-time or part-time) shall be referred to as the Participant's "Regular Service" and "Regular Compensation," respectively. This division of Benefit Service shall be made only after any loss-of-service rules are applied under the Plan.

                    (b)  Regular Part of Retirement Income.  The
               "Regular Part" of such a Participant's retirement income shall be determined in accordance with the usual provisions of this Plan except that all Part-Time Service and Part-Time Compensation shall be disregarded and only the Participant's periods of Regular Service and Regular Compensation shall be taken into account. For purposes of applying the five hundred forty (540) Benefit Service maximum in the benefit formula to this part, the maximum number of months of Regular Service shall be five hundred forty (540). In addition:

                         (1)  in the case of a Participant who
                    participated in the Plan prior to July 1, 1985, for purposes of applying the limitation under Amount B of the Minimum Monthly Benefit based on the five-eighths of one percent (.625%) factor, the maximum number of months of Regular Service under this part shall be four hundred twenty (420) minus the Participant's months of pre-July 1985 Regular Service; and

                         (2)  in the case of a Texas Plan Participant
                    (as defined in Section 15.2(b)), for purposes of applying the limitation under Section 15.2(b)(iii) based on the five-eighths of one percent (.625%) factor, the maximum number of months of Regular Service under this part shall be four hundred twenty (420) minus the Participant's months of pre-January 1, 1989 Regular Service.

               Covered Compensation for this part shall be as in effect for the Plan Year when the Participant was last employed in Regular Service. The December 31, 1989 Benefit or Minimum Monthly Benefit, as applicable, shall be included in this part.

                    (c) Part-Time Part of Retirement Income. The "Part-Time Part" of such a Participant's retirement income shall also be determined in accordance with the li







               usual provisions of the Plan, except that all Regular Service and Regular Compensation shall be disregarded and only the Participant's periods of Part-Time Service and Part-Time Compensation shall be taken into account. For purposes applying the five hundred forty (540) Benefit Service maximum in the benefit formula to this part, the maximum number of months of Part-Time Service shall be five hundred forty (540) minus the Participant's months of Regular Service. In addition:

                         (1)  if the Minimum Monthly Benefit applies
                    under Section 5.10(b)(1) above, then the maximum number of months of Part-Time Service under this part shall be four hundred twenty (420) minus the Participant's months of pre-July 1985 Regular Service and minus the Participant's months of Regular Service after 1988; or

                         (2)  if the minimum benefit of Section
                    15.2(b)(iii) applies under Section 5.10(b)(2) above, then the maximum number of months of Part-Time Service under this part shall be four hundred twenty (420) minus all of the Participant's months of Regular Service.

               Covered Compensation for this part shall be as in effect for the Plan Year when Participant was last employed in Part-Time Service. The December 31, 1989 Benefit or Minimum Monthly Benefit, as applicable, shall not be included in this part.

                    (d) Disability. The above provisions shall apply for purposes of determining benefits upon death or Disability, as well as for purposes of determining benefits upon retirement or other termination of Service. For purposes of Disability benefits, a Participant's last employment status (i.e., full-time or part-time) shall be taken into account when imputing service credit during Disability.


                                      ARTICLE VI
                          BENEFITS OTHER THAN ON RETIREMENT


               SECTION 6.1.   BENEFIT ON TERMINATION OF SERVICE.  In the

          event of the termination of a Participant's Service after the Participant has completed sixty (60) months of Vesting Service,

          but prior to the Participant's attainment of Normal Retirement lii







          Age for any reason other than the Participant's death, early retirement as described in Section 5.2, or Disability retirement as described in Section 5.3, the Participant shall, subject to
          Section 5.5, be entitled to a monthly retirement income, payable for life, to commence on the Participant's Normal Retirement Date, if the Participant shall then be living.

                    (a) Amount of Retirement Income. The amount of monthly retirement income payable to a Participant under the provisions of this Section 6.1 shall be as follows:

                         (1)  The sum of:

                               (i)  one percent (1%) of the
                         Participant's Average Compensation multiplied by a fraction, the numerator of which is the Participant's Benefit Service, and the denominator of which is twelve (12); and

                              (ii)  one-half of one percent (1/2%) of
                         that portion of the Participant's Average
                         Compensation in excess of one-twelfth
                         (1/12th) of the Participant's Covered
                         Compensation multiplied by a fraction, the numerator of which is the Participant's Benefit Service, not in excess of five hundred forty (540), and the denominator of which is twelve (12).

                    If payment of retirement income commences prior to the Participant's Normal Retirement Date, such sum shall be reduced 1/180th for each of the first sixty (60) months and 1/360th for each of the next one hundred twenty (120) months by which the Participant's retirement income commencement date precedes the Participant's Normal Retirement Date.

                         (2)  Notwithstanding the above, if the
                    Participant participated in the Plan prior to 1989, in no event shall the Participant's monthly retirement income payable under this Section be less than the Participant's Minimum Monthly Benefit (as reduced for early commencement, if applicable). In addition, if the Participant participated in the Plan prior to 1990 and was not a Highly Compensated Participant within the meaning of Section 2.1(c)(28)(A) or (B) during the 1989 Plan Year, then in no event shall the Participant's monthly retirement income payable liii







                    under this Section be less than the Participant's December 31, 1989 Benefit.

                    (b) Payment of Retirement Income. The monthly retirement income payable under this Section 6.1 shall be payable on the first day of each calendar month. The first payment shall be made on the terminated Participant's Normal Retirement Date. A Participant, however, may elect to receive payments earlier, which ordinarily shall be on the first day of any calendar month following the Participant's fiftieth (50th) birthday but may be earlier as provided in the next paragraph. The last payment shall be the payment made on the first day of the month in which the Participant dies (unless an optional form of benefit is payable in accordance with the provisions of Section 5.4 or 5.5).

               A Participant who is eligible to receive a lump sum payment under Option 5 of Section 5.4 may elect to receive retirement payments before the Participant's fiftieth (50th) birthday. Such election must be made by such date as the Committee shall establish for such purpose, such date to be promptly after the Committee has provided the Participant with information about the Participant's benefits following termination of the Participant's Service. If the Participant makes such election, the resulting benefits shall only be paid by the lump sum payment or applicable annuity described in Option 5. If the Participant does not make such election, the Participant may not subsequently elect to receive payments before the Participant's fiftieth
               (50th) birthday.

                    (c) Optional Forms of Retirement Income. The provisions of Section 5.4 relating to optional forms of retirement income are applicable to the benefits provided under this Section 6.1.

                    (d) Forfeiture of Benefits. If a Participant's Service is terminated prior to the date as of which the Participant is entitled to any benefit (immediate or deferred) under the Plan, the Participant shall immediately forfeit any benefit the Participant has accrued hereunder.

               SECTION 6.2. BENEFIT PAYABLE UPON DEATH PRIOR TO BENEFIT COMMENCEMENT. In the event a Participant dies after meeting the eligibility requirements of Section 6.1 for a vested benefit, but before the date as of which the Participant's retirement income liv







          was to commence, an amount shall be provided as a death benefit as described in Subsection (b), (c) or (d) below, as applicable.

                    (a) Basis of Death Benefit. The amount provided as a death benefit shall be based on the actuarially equivalent single-sum present value, calculated by applying the interest rate specified in Section 5.5(d)(3), of one-half (1/2) of the Participant's retirement income determined as though the Participant had separated from Service on the Participant's date of death and had elected to receive retirement benefits commencing either on the first day of the month following the date on which the Participant would have attained fifty (50) years of age (if the Participant had not attained age fifty (50) by the Participant's date of death) or commencing on the first day of the month following the Participant's date of death (if the Participant had attained age fifty (50) by the Participant's date of death).

                    (b) Death Before Age Fifty (50) With Surviving Spouse. If the Participant dies before attaining fifty
               (50) years of age and leaves a surviving spouse, the single-sum present value described in Subsection (a) shall be applied to provide an actuarially equivalent single-life annuity for such spouse. In no event, however, shall such single-life annuity be less than the survivor benefit that would have been paid to the surviving spouse if the Participant had separated from Service immediately prior to death, begun receiving benefits under a fifty percent (50%) qualified joint and survivor annuity on the first day of the month following the date on which the Participant would have attained age fifty (50), and then died.

                    Payments under such annuity shall commence to the
               spouse on the first day of the month following the date on which the Participant would have attained age fifty
               (50). If, however, the lump sum value of the benefits payable to the spouse does not exceed twenty-five thousand dollars ($25,000) (as determined pursuant to the next sentence), such payments may commence earlier in an actuarially equivalent reduced amount, or may be paid in a lump sum, as elected by the spouse. If benefits are paid in a lump sum, such lump sum shall be the larger of (1) or (2), where:

                    (1) is the actuarially equivalent single-sum value described in Subsection (a) [calculated by applying the interest rate specified in Section 5.5(d)(3)]; and


                                            lv







                    (2) is the single sum value of the fifty percent (50%) qualified joint and survivor annuity described in this Subsection (b), calculated by applying the interest rate specified in Section 5.5(d)(2).

                    (c)  Death On or After Age Fifty (50) with
               Surviving Spouse. If the Participant dies after attaining fifty (50) years of age and leaves a surviving spouse, the single-sum present value described in Subsection (a) shall be applied to provide an actuarially equivalent single-life annuity for such spouse. In no event, however, shall such single-life annuity be less than the survivor benefit that would have been paid to the surviving spouse if the Participant had separated from Service immediately prior to death, begun receiving benefits under a fifty percent (50%) qualified joint and survivor annuity on the first day of the month following the date on which the Participant separated from Service, and then died.

                    Payments thereunder will commence to the spouse on
               the first day of the month following the date of death of the Participant. If, however, the lump sum value of the benefits payable to the spouse does not exceed $25,000 (as determined pursuant to the next sentence), such payments may be paid in a lump sum, as elected by the spouse. If benefits are paid in a lump sum, such lump sum shall be the larger of (1) or (2), where:

                    (1) is the actuarially equivalent single-sum value described in Subsection (a) of this Section
                    [calculated by applying the interest rate specified in Section 5.5(d)(3)]; and

                    (2) is the single sum value of the fifty percent (50%) qualified joint and survivor annuity referenced in this Subsection (c), calculated by applying the interest rate specified in Section 5.5(d)(2).

                    (d)  No Surviving Spouse.  In the case of a
               Participant who was not married at the time of the Participant's death, the single-sum present value described in Subsection (a) shall be equally divided between (or among) the Participant's surviving children who have not yet attained their twenty-fifth birthdays, if any, with the portion of the single-sum present value credited to each child being converted into an actuarially equivalent annuity payable in monthly installments until the child reaches his or her twenty-fifth birthday or dies, whichever occurs first. If lvi







               only one such child survives the Participant, the single-sum present value shall be credited totally to such child and applied to provide such annuity.

                    Payments under such annuity shall commence to the
               Participant's child or children then under age twenty-five on the first day of the month following the date of death of the Participant; however, if the total single-sum present value does not exceed $25,000, then each child's allocated share may be paid in a lump sum, as elected by the child (or by the child's legal representative in the case of a minor child).

               SECTION 6.3. WHEN BENEFIT PAYMENTS CAN AND CANNOT BE MADE DURING SERVICE.

                    (a)  Prior to Normal Retirement Date.  No
               Participant, regardless of the Participant's vesting status, shall receive a retirement income payment for any month prior to the Participant's Normal Retirement Date if, on the date during such month when the Participant's retirement income payment would otherwise be made thereunder, the Participant is in Service. However, any retirement income that has commenced to a Participant not in Service shall not be stopped if the Participant resumes Service at less than ninety (90) Hours of Service per month (as referred to in Subsection (b) below), and Subparagraph (6) of Subsection (b) below shall apply to such a Participant.

                    (b)  On Or After Normal Retirement Date.  No
               Participant, regardless of the Participant's vesting status, shall receive a retirement income payment for any month including or following the Participant's Normal Retirement Date if the Participant receives payment for at least ninety (90) Hours of Service during such month. Provided, however, the following conditions shall apply:

                         (1) Payments shall commence to a Participant whose Hours of Service decrease after the Participant's Normal Retirement Date from ninety
                    (90) or more per month to less than ninety (90) per month only if the Participant so elects in writing under the Plan's regular benefit election procedures.

                         (2) Any retirement income that has commenced to a Participant not in Service shall not be stopped if the Participant resumes Service at less than ninety (90) Hours of Service per month.


                                           lvii







                         (3)  No retirement income shall be withheld
                    after the Participant's required commencement date under Section 5.1(c).

                         (4)  The Participant shall be notified in
                    writing during the first month including or after the Participant's Normal Retirement Date when payments are not made. The notification shall give the reasons for not making payment, including a description and copy of this Section 6.3, and shall inform the Participant that the applicable Department of Labor regulations are in Section 2530.203-3 of the Code of Federal Regulations.
                    The Participant shall also be informed of the procedure for requesting a review of the decision not to make the Participant's payments.

                         (5)  The amount of retirement income to be
                    withheld any month shall be equal to the amount otherwise payable for such month (except that, as to any benefits with no life contingency, the amount cannot exceed what would have been payable to the Participant on a straight life annuity basis).

                         (6)  The following provisions apply to the
                    Participants described below who die while in Service prior to the required commencement date of their retirement income under Section 5.1(c). If at the time of such Participant's death the Participant's retirement income is being withheld under this Section 6.3 because the Participant's Service is ninety (90) or more Hours of Service per month, the Participant shall be covered by the death benefit provisions of Section 6.2. If at the time of the Participant's death the Participant's retirement income is being paid to the Participant because the Participant's Service is less than ninety (90) Hours of Service per month, the Participant shall be covered by the death benefit provisions of Section 6.2 only with respect to any additional retirement income the Participant has accrued over and above the retirement income that was being paid to the Participant at the time of the Participant's death, and the only death benefit, if any, payable with respect to the retirement income being paid to the Participant at the time of the Participant's death shall be according to the form of payment applicable to such retirement income.



                                           lviii







                    (c) Resumption of Payments. Once a payment has been withheld under this Section, the next payment to the Participant need not be made before the third month following the Participant's re-entitlement to payments, but must include any payments not made due to such two month delay. Resumed payments, however, shall be subject to offset as provided in Subsection (d) of this Section.

                    (d) Recovery of Prior Unentitled Payments when Payments Resume. If a retirement income payment was made for any month during which the Participant was not entitled to such payment under the above provisions of this Section, the Committee may recover the amount of such payment from the next retirement income payment(s) otherwise payable to the Participant. In no event, however, shall any retirement income payment, other than the first resumed payment, be reduced by more than twenty-five percent (25%) for such recovery.

               SECTION 6.4. BENEFIT ACCRUAL AFTER CERTAIN PERIODS OF INTERRUPTED SERVICE OR AFTER CERTAIN COMMENCEMENTS OF RETIREMENT

          INCOME.
                    (a) After Certain Interruptions of Service. If a Participant's Service is interrupted and then recommenced, and either such interruption did not result in benefit payments being made to the Participant or, even if payments were so made, such Participant was reemployed at ninety (90) or more Hours of Service per month (as referred to in Section 6.3), then any retirement income subsequently payable to the Participant shall be calculated by combining Benefit Service and Compensation as described in the next sentence. Benefit Service credited and Compensation earned by the Participant prior to such interruption shall be combined with any Benefit Service credited and Compensation earned after such interruption, subject, however, to the exclusion of any such Benefit Service or Compensation under other provisions of the Plan.
               Any retirement income so calculated shall be appropriately reduced to reflect any retirement income payments or lump sum payment (other than Disability retirement income payments) received by the Participant on account of such interruption of employment. In no event, however, shall the Participant's retirement income be less than the amount of retirement income previously being paid to the Participant or, in the case of a Participant whose retirement income was not yet being paid, less than the Participant's retirement lix







               income that would have commenced at the Participant's Normal Retirement Date.

                    If a Participant's Service is interrupted and then
               recommenced, and benefit payments were made on account of such interruption and such reemployment is at less than ninety (90) Hours of Service per month (as referred to in Section 6.3), then any additional retirement income accrued hereunder by the Participant shall be derived solely from the Participant's period of recommenced Service.

                    (b) After Certain Commencements of Retirement Income. If a Participant's retirement income commenced while the Participant remained in Service after the Participant's Normal Retirement Date because the Participant's Hours of Service decreased to below the ninety (90) per month level (as referred to in Section 6.3), then any additional retirement income accrued by the Participant shall be derived solely from the Participant's period of Service that began when the Participant's Service decreased below that level.


                                     ARTICLE VII
                        BENEFIT LIMITATIONS AND OTHER MATTERS


               SECTION 7.1.   LIMITATION ON BENEFITS.

               (a) Basic Limitation. Notwithstanding anything to the contrary contained in the Plan, the maximum "annual benefit"

          payable hereunder to a Participant shall in no event exceed the lesser of:

                         (i)  ninety thousand dollars ($90,000) [or
                    such greater amount as may be permitted in accor-dance with regulations under Section 415(d) of the Code]; provided, however, the $90,000 annual benefit limitation shall be subject to the following modifications:

                              (A)  If benefits commence before the
                         Participant attains "social security
                         retirement age" (within the meaning of
                         Section 415(b) of the Code) but on or after
                         the date on which the Participant attains age 62, the $90,000 annual benefit limitation shall be reduced by:



                                          lx







                                   (1)  if the Participant's
                              social security retirement age
                              is 65, 5/9 of 1% for each
                              month by which benefits
                              commence prior to the month in
                              which the Participant attains
                              age 65, or

                                   (2)  if the Participant's
                              social security retirement age
                              is 66 or over, 5/9 of 1% for
                              each of the first 36 months
                              and 5/12 of 1% for each
                              additional month (up to 24
                              such months) by which benefits
                              commence prior to the month in
                              which the Participant attains
                              social security retirement
                              age.

                         If benefits commence before the date on which the Participant attains age 62, the annual benefit limitation shall be the actuarial equivalent of the dollar limitation for benefits commencing at age 62 determined using the same actuarial assumptions used for determining the actuarial equivalence of benefits under the Plan except to the extent a higher interest rate assumption is required by Section 415(b) of the Code.

                              (B)  If benefits commence after the date
                         on which the Participant attains social
                         security retirement age, the $90,000 annual benefit limitation shall be increased to an annual benefit (beginning when benefits commence) which is the actuarial equivalent of a $90,000 annual benefit beginning at social security retirement age determined using the same actuarial assumptions used for determining the actuarial equivalence of benefits under the Plan except to the extent a lower interest rate assumption is required by Section 415(b) of the Code; or

                        (ii)  one hundred percent (100%) of the Par-
                    ticipant's average Section 415 Compensation for the three (3) consecutive Plan Years during which the Participant was both an Active Participant and had the greatest aggregate Section 415 Compensation.


                                         lxi







          Notwithstanding the foregoing:

                       (iii) Benefits payable hereunder to a Partici-pant shall not be deemed to exceed the limitation of this Section 7.1(a) if the retirement benefits payable with respect to the Participant under the Plan and under any other defined benefit plan(s) maintained by any member of the Affiliated Group do not exceed ten thousand dollars ($10,000) for the current Plan Year or any prior Plan Year, and the Participant is not a Participant in any defined contribution plan maintained by any Affiliated Group member.

          "Annual benefit" for purposes of this Section 7.1(a) shall mean a Participant's annual benefit within the meaning of Section

          415(b)(2) of the Code.
               (b)  Secondary Limitations.  The dollar limitation of

          Section 7.1(a)(i) shall be reduced in the case of a Participant who has less than ten (10) years of participation in the Plan by multiplying said limitation by a fraction, the numerator of which is the Participant's number of years (or part thereof) of participation in the Plan and the denominator of which is ten
          (10).  The limitations of Section 7.1(a)(ii) or (iii) shall be reduced in the case of a Participant who has less than ten (10) years of service [within the meaning of Section 415(b)(5) of the

          Code] by multiplying said limitation by a fraction, the numerator of which is the Participant's number of such years (or part thereof) of service and the denominator of which is ten (10). Notwithstanding the foregoing, however, in no event shall the operation of either of the preceding two sentences reduce any limitation of Section 7.1(a) affected thereby to an amount less than one-tenth (1/10th) of what such limitation would be without regard to such sentence.

               (c) Combined Limitation. Notwithstanding anything to the contrary contained in the Plan, in the event that a Participant is a participant in both the Plan and any other defined benefit plan or defined contribution plan maintained by any member of the

          Affiliated Group so that under the Code the maximum benefits lxii







          which may be provided under the Plan are affected by benefits under and contributions to such other plan(s), then in no event shall the sum of the Defined Benefit Plan Fraction of such Participant for any Plan Year plus the Defined Contribution Plan

          Fraction with respect to such Participant for such Plan Year exceed 1.0. Benefits under this Plan shall be reduced to comply with this limitation.
               (d)  Preservation of Pre-TRA 86 Accrued Benefit.  The limi-

          tations of this Section 7.1 shall be subject to Sections 1106(i)(3), (4) and (6) of the Tax Reform Act of 1986. Not in

          limitation of the foregoing, if a Participant was a Participant in the Plan before 1987, then the provisions of this Section 7.1 shall not reduce the annual benefit payable with respect to the Participant under the Plan below the Participant's "current accrued benefit" under the Plan [within the meaning of Section 1106(i)(3)(B) of the Tax Reform Act of 1986] on December 31,

          1986.
               (e)  Preservation of Pre-TEFRA Accrued Benefit.  The limita-

          tions of this Section 7.1 shall be subject to Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of 1982. In such regard, if a Participant was a Participant in the Plan before January 1, 1983, then the provisions of this Section 7.1 shall not reduce the annual benefit payable with respect to such Par-ticipant under the Plan below such Participant's "current accrued benefit" under the Plan [within the meaning of Section 235(g)(4)] on December 31, 1982.

               SECTION 7.2.   FACILITY OF PAYMENT.
               (a)  Payment of Benefits to or for the Benefit of Minors or

          Incompetents. In the event that any benefit becomes payable under any provision of this Plan to a Participant, Beneficiary or other person who is a minor or incompetent, whether or not declared incompetent by a court, such benefit may be paid by the

          Trustee directly to the minor or incompetent person or to such person's fiduciary (or attorney-in-fact in the case of an incompetent) as the Committee, in its sole discretion, may lxiii







          decide, and neither the Committee nor the Trustee shall be liable to any person for any such decision or payments pursuant thereto.

               (b) Unclaimed Benefits. If the Committee is unable after a reasonable period of time, as determined by the Committee, to locate the Participant or Beneficiary to whom a benefit is distributable, the Committee may direct that such benefit shall be forfeited and all liability for the payment thereof shall terminate. In the event that a valid Claim is made by or on behalf of a Participant or Beneficiary for the forfeited benefit, the liability for the payment of the benefit shall be reinstated

          subject to any adjustment which shall be appropriate on account of any prior reinstatement made in accordance with this Section

          7.2(b).
               SECTION 7.3.   SPENDTHRIFT CLAUSE.

               (a) General. Except to the extent provided in Section 5.5(c) or Section 7.3(b) or otherwise required by law, none of the benefits, payments, proceeds or distributions under the Plan shall be subject to the claim of any creditor of any Participant,

          Beneficiary or other person or entity entitled to receive the payment(s) of benefits hereunder or to any legal process by any creditor of any such Participant, Beneficiary or other person or entity, and no Participant, Beneficiary or other person or entity entitled to benefits hereunder shall have any right to alienate, commute, anticipate or assign any of the benefits, payments,

          proceeds or distributions under the Plan. Not in limitation of the foregoing, the preceding restrictions of this Section 7.3(a)

          shall apply to the claims of the creditors of any Participant (or other person who is entitled to benefits hereunder) who is insolvent or in bankruptcy.
               (b)  Qualified Domestic Relations Order.  The restrictions of Section 7.3(a) shall apply to the creation, assignment or recognition of the right of any benefit payable with respect to a

          Participant pursuant to a domestic relations order other than a Qualified Domestic Relations Order. Benefit payments under the

          Plan shall be made pursuant to and in accordance with Qualified lxiv







          Domestic Relations Orders, and the Committee shall establish reasonable procedures to determine whether domestic relations orders are Qualified Domestic Relations Orders and to administer benefit payments pursuant to Qualified Domestic Relations Orders in accordance with the Act and the Code. Not in limitation of the foregoing, the Committee in its discretion may treat domestic relations order entered before January 1, 1985 as Qualified Domestic Relations Orders as permitted by the Act and the Code.

          Benefit payments to an alternate payee under a Qualified Domestic Relations Order may be made at a time prior to the Participant's

          "earliest retirement age" (within the meaning of Section 206(d) of the Act and Section 414(p) of the Code), and even though the

          Participant is in Service, if:
                    (i) the order permits or provides for payment at that time and the Plan obtains the alternate payee's consent to payment if and to the extent required by the order, the Act or the Code; and

                   (ii) the actuarial equivalent lump sum value of the Participant's retirement benefit under the Plan (including the portion thereof assigned to the alternate payee in the order), determined as of such date as the Committee deems appropriate, does not exceed the maximum lump sum cash payment that could be made under the Plan to the Participant (see Option 5 of Section 5.4).



                                     ARTICLE VIII
                                     FIDUCIARIES


               SECTION 8.1.   GENERAL.  NationsBank Corporation, acting

          through the Committee, the Compensation Committee and the Board of Directors, shall be the Administrator of the Plan within the meaning of said term as used in the Act. The following named fiduciaries shall have the authority to control and manage the operation of the Plan and the Trust thereunder within their designated areas of responsibility:

                    (i)  the Committee;


                                         lxv







                   (ii)  the Compensation Committee;
                  (iii)  the Trustee; and

                   (iv)  the Board of Directors.
               SECTION 8.2.   ALLOCATION OF RESPONSIBILITIES.

               (a) The Committee. The Committee shall be the general administrator of the Plan and shall have complete responsibility for the operation and administration of the Plan, including those powers and duties set forth in Section 9.3, but excluding those areas of responsibility specifically or by necessary implication allocated in the Plan to the other named fiduciaries.

               (b) The Compensation Committee. The Compensation Committee shall have responsibility for the amendment and the termination of the Plan and Trust to the extent provided in Article XI and the performance of such other duties specifically or by necessary implication allocated to the Compensation Committee in the Plan.
               (c)  The Trustee.  The Trustee shall have responsibility for the management and control of the assets of the Trust and for the financial information regarding the assets of the Trust

          (including the valuations thereof) requested by, or required to be furnished to, the Committee, the Compensation Committee, the

          Board of Directors or any regulatory authority. The Trustee shall not be responsible for information with respect to the age,

          employment, compensation or eligibility for participation or benefits of Employees or their Beneficiaries. The Trustee shall be responsible for distributions in accordance with the instructions of the Committee and for the performance of such other duties specifically or by necessary implication allocated to the Trustee in the Plan.

               (d) The Board of Directors. The Board of Directors shall have responsibility for the amendment of the Plan to the extent provided in Article XI.
               (e)  Agents.  Except as otherwise provided under the Act,

          any fiduciary hereunder may delegate to one or more agents its power, authority and responsibility with respect to the performance of one or more of the duties specifically or by lxvi







          necessary implication allocated to such fiduciary in the Plan; provided, however, no fiduciary hereunder may designate an agent to carry out its duties with respect to the management and control of the assets of the Trust. Designation by a fiduciary hereunder of such an agent shall be by written instrument stating that such person has fiduciary responsibility with respect to the specified duties entrusted to such person, which written instrument shall be delivered to such agent and returned to such fiduciary bearing the written acknowledgment by such agent that such agent is a fiduciary with respect to the Plan. Any person may serve in more than one agency capacity hereunder if so appointed.

               (f) Limitation of Liability. No fiduciary hereunder shall be liable for any act or omission of any other fiduciary hereun-

          der (including the agent of a named fiduciary) in connection with the performance of the duties specifically or by necessary implication allocated to such other fiduciary (or such agent) in (or pursuant to) the Plan except to the extent that such fiduciary cannot be relieved of such liability under the Act.
               SECTION 8.3.   RESTRICTIONS.  No fiduciary hereunder shall

          exercise any power, make any investment, engage in any act or transaction or take any other action whatever which shall cause or result in:
                    (i) the Plan's losing its status as a qualified plan under the Code;

                   (ii) the Trust's losing its status as a trust exempt from taxation under the Code; or

                  (iii)  the Plan's engaging in any transaction
               prohibited by the Act.


                                      ARTICLE IX

                                      COMMITTEE


               SECTION 9.1. GENERAL. The Committee shall consist at any time of those individuals who are serving at such time as the lxvii







          members of the NationsBank Corporation Corporate Benefits Committee. The Secretary of the Committee shall keep the Trustee notified by written notice of the current membership of the Committee, its officers and agents, and shall furnish the Trustee a certified signature card for the Secretary of the Committee, and, for all purposes thereunder, the Trustee shall be conclusively entitled to rely upon such certified signature.
               SECTION 9.2.   ORGANIZATION OF COMMITTEE.  The Chairman,

          Vice Chairman and Secretary of the NationsBank Corporation Corporate Benefits Committee shall serve in the equivalent offices on the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agents such powers and authority, whether ministerial or discretionary, as the Committee may deem expedient or appropriate. The compensation of such agents shall be fixed by the Committee within the limits set by the Board of Directors. The Committee shall act by majority vote and may adopt such bylaws as it deems desirable for the conduct of its affairs. Its members shall serve as such without compensation. Any document required to be filed with, or any notice required to be given to, the Committee will be properly filed or given if mailed or deliv-

          ered to the Secretary of the Committee in care of a Participating Employer. Notwithstanding anything to the contrary contained herein, no member of the Committee shall have any right to vote upon or decide any matter relating solely to himself or herself or to any of such member's rights or benefits under the Plan and Trust; provided, however, such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting.

               SECTION 9.3.   POWERS OF COMMITTEE.
               (a)  Plan Administration.  The Committee shall have all

          powers necessary to enable it properly to carry out its duties under the Plan and Trust.



                                        lxviii







               (b) Specific Powers. Not in limitation, but in amplifica-tion, of the foregoing, the Committee shall have the duty and power to:
                    (i) construe and interpret the Plan and to deter-mine all questions that shall arise thereunder;

                   (ii) decide all questions relating to the eligib-ility of Employees to participate in the Plan as well as to receive benefits under the Plan;

                  (iii) establish rules and procedures relating to Participant benefit payment elections;

                   (iv) ensure that contributions and benefits do not exceed the limitations thereon set forth in the Plan;

                    (v) authorize all disbursements by the Trustee except for the ordinary expenses of administration of the Trust by written instructions signed by the Secre-tary of the Committee, which such written instructions shall give full details as to the amount and manner of the disbursement;

                   (vi) take such action as it deems necessary and administratively feasible, including the prosecution of lawsuits, to collect from any Participant, Beneficiary or other person or entity (including without limitation the estate or heirs of a deceased Participant) any erroneous benefit payments or other amounts paid by the Plan in excess of the benefits provided for in the Plan;

                  (vii) determine whether the Plan is Top-Heavy and, if so, ensure that the resulting requirements of Arti-cle XIII are satisfied; and

                 (viii) carry out such other and further specific duties, and exercise such other and further specific powers, authority and discretion, as are elsewhere in the Plan or the Trust either expressly or by necessary implication conferred upon it.

          Not in limitation of the foregoing, the Committee shall have the discretion to decide any factual or interpretive issues within the scope of its authority that arise in connection with the operation and administration of the Plan or the Trust (including the determination of Claims), and the Committee's exercise of such discretion shall be conclusive and binding upon all persons lxix







          as long as it is not arbitrary or capricious, except as otherwise provided by law.

               SECTION 9.4. RECORDS OF COMMITTEE. All proceedings, acts and determinations of the Committee shall be duly recorded (in a minute book or other appropriate record) by the Secretary thereof, or under the Secretary's supervision, and all such records, together with such other documents and data as may be necessary for the administration of the Plan, shall be preserved in the custody of the Secretary.
               SECTION 9.5.   EXPENSES OF COMMITTEE.  The Committee shall

          be reimbursed by the Participating Employers, or the Participating Employers shall cause to be paid, all expenses incurred by the Committee in the performance of its duties under the Plan and Trust, including without limitation actuarial,

          legal, accounting, consulting and other administration expenses. At the option of NationsBank Corporation, such expenses may be paid in whole or in part from the assets of the Trust or directly by the Participating Employers. Expenses paid directly by the

          Participating Employers shall be borne by the Participating Employers in substantially the same proportion that the

          Compensation paid to Covered Employees by each Participating Employer is of the total Compensation paid to Covered Employees by all Participating Employers for the Plan Year in which such expense is incurred.


                                      ARTICLE X

                                  TRUST AND TRUSTEE


               SECTION 10.1.  TRUST.
               (a)  Trust Assets.  All the assets of the Plan shall be held in the Trust and administered to provide for the payment of benefits as provided in the Plan. Except as provided in Section

          11.2 or otherwise permitted by the Act and the Code, it shall be impossible under any circumstances at any time for any part of the assets of the Trust to be used for or diverted to purposes lxx







          other than the exclusive benefit of the Participants and their Beneficiaries; provided, however:

                    (i) In the case of a contribution under the Plan made by the Participating Employers by a mistake of fact, such contribution shall be returned to the Par-ticipating Employers, reduced by any losses attribut-able thereto but without any interest or other incre-ment thereon, as soon as practicable but not later than one (1) year after payment thereof.

                   (ii) Each contribution that is made under the Plan by the Participating Employers is hereby conditioned upon its deductibility by the Participating Employers under Section 404 of the Code. If a Participating Employer contribution is not so deductible, then to the extent such deduction is disallowed such contribution, reduced by any losses attributable thereto but without interest or other increment thereon, shall at the Participating Employers' election be returned to the Participating Employers as soon as practicable but not later than one (1) year after the disallowance of the deduction.

               (b) Valuation of Assets. The assets of the Trust shall be valued at least once during each Plan Year at the then fair market value, and in the absence of a readily ascertainable fair market value, the Trustee shall determine the fair market value in accordance with methods consistently followed and uniformly applied.

               (c) Distributions by Trustee. The Trustee shall make distributions from the Trust only pursuant to the written direction of the Committee except for ordinary expenses of the administration of the Trust.

               SECTION 10.2.  INVESTMENT OF THE TRUST.
               (a)  General.  Subject to the provisions of Section 10.2(b)

          and 10.2(c), the Trustee shall cause all of the assets of the trust to be invested and reinvested, directly or indirectly, in such investments as the Trustee, in its sole discretion, may deem proper or appropriate, including without limitation stocks

          (whether common or preferred); and other tangible or intangible property or interests in property, either real or personal

          (including convertible securities of all types); indirect

                                         lxxi







          investments in stocks and other property such as through the purchase of mutual funds shares; policies or contracts issued by insurance companies under which there is a guaranteed fixed or a minimum rate of return on investment during a stated period of time and a guaranteed return of investment during or at the end of such period of time; direct obligations of the United States government or other obligations fully guaranteed by the United States as to payment of principal and interest, including United

          States Treasury bills and related investments; obligations of United States governmental agencies whether or not guaranteed by the United States Government; notes (including revolving type notes), debentures, bonds, mortgages and other evidences of indebtedness; dollar-denominated commercial paper; certificates of deposit, time deposit-open accounts and other accounts or deposits in the Trustee or other financial institutions; indirect investments in such debt obligations such as through the purchase of mutual fund shares; and other investments of the type and character as more specifically enumerated above.

               (b) Investment Direction by NationsBank Corporation. Notwithstanding the provisions of Section 10.2(a), NationsBank

          Corporation shall have the power to direct and redirect the Trustee from time to time with respect to the investment of the assets of Trust in one or more individual or group annuity contracts issued by one or more insurance companies licensed to do business in the State of North Carolina. Such purchases of annuity contracts may be effected through insurance companies which constitute "parties in interest" with respect to the Plan within the meaning of Section 3 of the Act or "disqualified persons" with respect to the Plan within the meaning of Section 4975 of the Code to the extent permitted by applicable law.

               (c) Limitations; Other Investment Matters. The investments or reinvestments of the Trust shall not be restricted to such investments or reinvestments as are permissible for trustees generally under any present or future applicable state law,

          statute, rule of court, or court decision; provided, however:

                                        lxxii







                    (i) the Trust assets shall not be invested in any stock or securities issued by and representing an interest in NationsBank Corporation or any Subsidiary Corporation except to the extent permitted by applicable law; in such regard, and except as otherwise provided by the Act, the Trust shall not acquire any such stock or securities of NationsBank Corporation or a Subsidiary Corporation if immediately after such acquisition the aggregate fair market value of the "employer securities" and "employer real property" within the meaning of the Act that are held by the Trust exceeds ten percent (10%) of the fair market value of the assets of the Trust;

                   (ii) the Trust assets shall not be invested in any "employer real property" within the meaning of said term as used in the Act except to the extent permitted by applicable law;

                  (iii) the indicia of ownership of any assets of the Trust shall not be maintained outside the jurisdiction of the district courts of the United States;

                   (iv) neither the Trustee nor any other fiduciary nor the Trust shall engage in any transaction prohib-ited the Plan and Trust by the Act; and

                    (v) the Trust assets shall not be invested in any life insurance policies on the life of any Participant, Beneficiary or other individual.

          Subject to the foregoing limitations, the Trustee may cause all or any part of the assets of the Trust, regardless of when con-

          tributed, to be commingled with the monies and assets of trusts created by others by causing such Trust assets to be invested as a part of any common trust fund or collective investment fund maintained by the Trustee or any affiliate of the Trustee so long as the Trustee or affiliate (as the case may be) is a "bank" within the meaning of said term as defined in Section 581 of the

          Code.
               Further, the Declaration of Trust dated June 15, 1991, as

          amended from time to time in accordance with the terms thereof, executed by NationsBank of Texas, N.A. (formerly NCNB Texas

          National Bank) ["NationsBank of Texas"] and creating the NationsBank Investment Trust for Employee Benefit Plans, is


                                        lxxiii







          incorporated herein by reference and is hereby made a part of the Plan. Notwithstanding any other provision of the Plan, the

          Trustee may cause any part or all of the money or other property of the Trust to be commingled with the money or other property of trusts created by others by causing such assets to be invested as a part of any one or more of the funds created by said

          Declaration of Trust, and assets of the Trust so added to any of said funds at any time shall be subject to all of the provisions of said Declaration of Trust, as it is from time to time amended. Provided, however, that NationsBank of Texas, as trustee of the

          NationsBank Investment Trust for Employee Benefit Plans, shall not accept deposits from the Trustee unless and until NationsBank of Texas has received written notice that said trust has been determined by the Internal Revenue Service to be a qualified trust which is exempt from income taxes under Section 501(a) of the Code by reason of being part of a plan described in Section

          401(a) of the Code.
               The Trustee is also expressly authorized (i) to invest any assets of the Trust in certificates of deposit issued by, or time deposit-open accounts or other accounts or other deposits in, the

          Trustee or any affiliate thereof bearing a reasonable rate of interest and (ii) to lend securities owned by the Trust in such amounts or quantities and on such terms and conditions as the Trustee shall, in its exclusive discretion, from time to time determine.
               The Trustee may also invest the assets of the Trust in

          shares of any open-end investment company registered under the Investment Company Act of 1940 with respect to which the Trustee

          (or any affiliate of the Trustee) serves as investment advisor or with respect to which the Trustee (or such affiliate) serves in any other capacity, including without limitation companies maintained under the Nations Fund Family, so long as such investment (in addition to satisfying the investment objectives of the Trust) is permitted by the Act and the Code.



                                        lxxiv







               SECTION 10.3. POWERS OF TRUSTEE. The Trustee, in addition to and not in modification of or limitation of all its common law and statutory authority, subject to the provisions and limita-tions provided in Section 10.2 above, shall have the following powers with regard to all property which shall at any time and from time to time form part of the principal or income of the

          Trust:
                    (i) to sell, exchange, convey, transfer, borrow, mortgage, pledge, lease (with or without option to purchase and whether or not such lease may extend beyond the term of the Trust), or otherwise dispose of the same, without the approval of any court and without obligation upon any person dealing with the Trustee to see to the application of any money or other property delivered to it;

                   (ii) to purchase, or subscribe for, any securities or other property and to retain the same in the Trust;

                  (iii) to sell at public or private sale, for cash or upon credit, with or without security, and upon such other terms and conditions as the Trustee may consider advisable, or otherwise to dispose of any property, both real and personal, tangible or intangible, in which the Trust may from time to time be invested; and to grant options to purchase any of the stock or secu-rities in which the Trust may be invested from time to time and to acquire options to purchase stock or secu-rities identical to those for which the Trustee has previously granted an option to purchase;

                   (iv) to vote any stocks, bonds or other securi-ties; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities; and generally to exercise any or all of the powers of an owner with respect to stocks, bonds, securities or other property withheld as a part of the Trust;

                    (v) for convenience of administration, or to facilitate transfers of securities, to cause any stocks, securities or other property, including real property, at any time held by the Trustee to be regis-tered or held in the name of the Trustee or of the lxxv







               nominee or nominees of the Trustee without disclosure of the Trust or to take and keep any securities unre-gistered in such form that they will pass by delivery, but no such registration or holdings shall relieve the Trustee from responsibility for the acts or any nominee or nominees selected by it, or from their responsi-bility for the safe custody of any such stock, securi-ties or other property;

                   (vi)  for convenience of administration, to
               delegate to NationsBank of Texas, N.A. the authority to hold, as custodian (but not the authority to manage), any stocks, securities or other property, including real property, held in the Trust;

                  (vii) to collect the principal and income of the Trust as the same shall become due and payable and to give binding receipt therefore, and if at any time there shall be a default in the payment of such princi-pal or income, or any part thereof, to take such ac-tion, whether by legal proceedings, compromise or otherwise, as the Trustee, in its discretion, shall deem to be in the best interest of the Trust; any property acquired by the Trustee under judicial sale, or otherwise, in the enforcement or compromise of any such claim or claims, shall be and become a part of the Trust and dealt with as such by the Trustee;

                 (viii) to keep such portion of the Trust in cash as the Trustee may, from time to time, deem to be in the best interest of the Trust, without liability for interest thereon;

                   (ix) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers therein granted;

                    (x) to settle and compromise any claims, debts or damages due or owing to or from the Trust, and to commence or defend suits or legal and administrative proceedings;

                   (xi) to employ suitable agents and counsel (who may be counsel for the Participating Employers), and to pay their reasonable compensation and expenses; and

                  (xii) to exercise any and all of the powers set forth in Section 32-27 of the North Carolina General Statutes, which powers are hereby incorporated herein by reference and made a part of the Plan and Trust as though fully set out herein.

                                        lxxvi







               SECTION 10.4. ACCOUNTING BY TRUSTEE. Within sixty (60) days after the end of each Plan Year the Trustee shall cause a full account of the administration of the Trust during the immediately preceding Plan Year to be rendered to the Committee and shall furnish to the Committee such information as is necessary for the timely preparation of the statements, returns,

          reports and information required to be submitted, filed or distributed by the Committee.

               SECTION 10.5. TRUSTEE'S COMPENSATION AND EXPENSES. The Trustee shall be paid such reasonable compensation as shall from time to time be agreed upon by the Trustee and the Participating Employers. In addition, the Trustee shall be reimbursed for any reasonable expenses, including reasonable counsel fees, incurred by it in the administration of the Trust. The Trustee's compensation and expenses shall be a charge upon and paid out of the assets of the Trust except to the extent, if any, that the

          Participating Employers in their discretion pay such compensation and expenses themselves. The amount of any such compensation or expenses to be charged to the Trust shall not be charged to the Trust until the Trustee has provided the Committee a copy of the invoice, bill or other written statement for such compensation or expenses.

               SECTION 10.6. TAXES. The Trustee shall pay out of the Trust all taxes imposed or levied with respect to the Trust or any part thereof, under existing or future laws, and in its discretion may contest the validity or amount of any tax, assess-

          ment, claim or demand with respect to the Trust or any part thereof.

               SECTION 10.7. OTHER ADMINISTRATIVE EXPENSES. From time to time in connection with the administration of the Plan, it may be necessary or advisable for the Participating Employers, the Board of Directors, the Compensation Committee or the Committee to

          authorize the incurrence of fees of legal counsel and other consultants in connection with the administration and continuance of the Plan.  Unless paid by the Participating Employers in their lxxvii







          discretion, all such expenses shall be a charge upon and paid out of the assets of the Trust, and the Trustee shall make such payments upon authorization by the Committee.
               SECTION 10.8.  RESIGNATION, REMOVAL AND SUCCESSOR TRUSTEE.

               (a) Resignation of Trustee. The Trustee may resign from the Trust at any time by giving sixty (60) days written notice to the Compensation Committee. Upon such resignation becoming effective, the Trustee shall render to the Committee a full account of its administration of the Trust during the period following that covered by its last annual accounting, and the

          Trustee shall perform all acts necessary to transfer and deliver the assets of the Trust and all information and data relating to such administration to its successor Trustee.
               (b)  Removal of Trustee.  The Compensation Committee may

          remove the Trustee at any time upon delivery of sixty (60) days prior written notice to the Trustee. In the event of such removal, the Trustee shall be under the same duties to account and to transfer and deliver the assets of the Trust and all information and data relating to such administration to its successor as provided in case of the Trustee's resignation.

               (c) Successor Trustee. In the event of a vacancy in the trusteeship of the Trust occurring at any time, the Compensation

          Committee shall designate and appoint a qualified successor corporate Trustee of the Trust. Any such successor Trustee shall have all of the rights and powers and all of the duties and responsibilities herein conferred upon the original Trustee. If a successor Trustee is not appointed within sixty (60) days after the Trustee gives notice of its resignation pursuant to Section

          10.8(a), the Trustee may apply to any court of competent jurisdiction for appointment of a successor.

               SECTION 10.9. RESTRICTIONS DURING INVESTMENT IN A CLOSED-END FUND. In the event that any assets of the Trust are invested in the NCNB Southern Property Closed-End Fund-I or any other closed-end collective or commingled investment fund established by NationsBank of North Carolina, N.A. as trustee (a "Closed-End lxxviii







          Fund"), then until such time as the Trust's investment in such Closed-End Fund is liquidated in accordance with the terms and provisions of the declaration of trust establishing such Closed-End Fund, as amended from time to time, (i) NationsBank of North

          Carolina, N.A. will not be removed as Trustee of the Plan and Trust and (ii) the Plan and Trust will not be terminated, in whole or in part, directly or indirectly, with respect to the assets thereof invested in such Closed-End Fund. Nothing contained in the Plan and Trust shall limit the discretion of NationsBank of North Carolina, N.A. as trustee of such Closed-End

          Fund with respect to liquidating such Closed-End Fund or permitting withdrawals from such Closed-End Fund as provided in the declaration of trust establishing such Closed-End Fund.
               SECTION 10.10.  ANCILLARY TRUSTEES.  In the event that any property in which a legal or beneficial interest is, or may become, a part of the assets of the Plan is situated in a state or states other than the State of North Carolina or the District of Columbia or any possession of the United States, the Trustee,

          in its discretion, may appoint by a written instrument one or more corporate trustee(s) qualified to act in any such other jurisdiction as ancillary trustee (the "Ancillary Trustee") of such property. Any such Ancillary Trustee (which may be

          NationsBank of Texas, N.A. or another affiliate of NationsBank Corporation) shall have such of the rights, powers, discretions,

          responsibilities and duties as may be delegated to the Ancillary Trustee by the Trustee, and the Trustee shall have the power to so delegate such rights, powers, discretions, responsibilities and duties. Any exercise or discharge of such delegated rights,

          powers, discretions, responsibilities and duties by the Ancillary Trustee shall be subject to any limitations or directions specified by the Trustee in the instrument evidencing the appointment of the Ancillary Trustee. The Ancillary Trustee shall be answerable to the Trustee for all monies, assets or other property entrusted to it or received by it in connection with the administration of the Plan.  The Trustee, in its sole lxxix







          discretion, may remove an Ancillary Trustee and may appoint a successor Ancillary Trustee at any time or from time to time as to all or any portion of the assets of the Plan. To the extent permitted by the Act and the Code, an Ancillary Trustee shall be entitled to be paid from the assets of the Plan a reasonable fee, commission or compensation for its services rendered to the Plan and, in the discretion of the Trustee, shall be reimbursed from the Plan for its reasonable out-of-pocket expenses incurred in connection with the performance of its duties as Ancillary
          Trustee.


                                      ARTICLE XI

                              AMENDMENT AND TERMINATION


               SECTION 11.1.  AMENDMENT OF PLAN AND TRUST.
               (a)  Reservation of Right to Amend and Restrictions Thereon.

          The Participating Employers reserve and shall have the right at any time and from time to time to amend, modify or alter

          ("amend"), in whole or in part, any or all of the terms and provisions of the Plan; provided, however:

                         (i)  No amendment to the Plan shall be made
                    which changes the Plan's vesting schedule if the vested percentage of the accrued benefit of any Participant determined as of the later of the date such amendment is adopted or the date such amend-ment becomes effective is less than such vested percentage computed under the Plan without regard to such amendment.

                        (ii) Any amendment changing the Plan's vest-ing schedule shall provide as a minimum that each Participant having not less than thirty-six (36) months of Vesting Service may elect, within a reasonable period after the adoption of such amendment, to have such Participant's vested percentage computed under the Plan without regard to such amendment.

                       (iii)  No amendment, other than an amendment
                    described in Section 412(c)(8) of the Code, shall reduce the accrued benefit of a Participant. An amendment, within the meaning of Section lxxx







                    411(d)(6)(B) of the Code, which has the effect of
                    (A) eliminating or reducing a retirement-type subsidy or an early retirement benefit or (B) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing accrued benefits except to the extent as may be permitted by applicable regulations and, in the case of a retirement-type subsidy, except with respect to Participants who do not satisfy (either before or after the amendment) the pre-amendment conditions for the subsidy.

                        (iv)  No amendment shall authorize or permit
                    any part of the Trust to be used for or diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries and defraying the reasonable expenses of administering the Plan and the Trust or have the effect of revesting in any Participating Employer any part of the principal or income of the Trust, prior to the satisfaction of all liabilities under the Plan with respect to Participants and their beneficiaries, unless such amendment is permitted or required by laws governing qualified plans and such amendment does not affect the status of the Plan as a qualified plan under the Code or the status of the Trust as a tax-exempt trust under the Code.

          The Compensation Committee shall have the authority to amend the Plan in all respects. Any amendment to the Plan may be retroactive to the extent not prohibited by applicable law.
               (b)  Amendment Procedure.  Any amendment to the Plan shall be effected by an instrument in writing duly executed and ac-knowledged on behalf of the Participating Employers by duly authorized officers of NationsBank Corporation and by the Trustee by its duly authorized officers, which amendment shall become a part of the Plan; provided, however, if the Trustee is unable or unwilling to execute such amendment, it may resign or be removed by the Compensation Committee.
               SECTION 11.2.  DISCONTINUANCE OF CONTRIBUTIONS AND

          TERMINATION OF THE PLAN. It is the intention of the Partici-pating Employers to continue the Plan and Trust indefinitely and to make contributions as herein provided.  The Participating lxxxi







          Employers, nevertheless, by action of the Compensation Committee, expressly reserve the right to terminate the Plan at any time and for any reason whatsoever. If the Participating Employers completely terminate the Plan, then no further benefits shall accrue under the Plan, all contributions to the Plan shall cease, no additional persons shall become Participants in the Plan and the accrued benefit of each such Employee who is a Participant in the Plan, to the extent then funded and not then fully vested,

          shall become fully vested. Any termination of the Plan shall be made in accordance with the Act and the rules and regulations of the Pension Benefit Guaranty Corporation. Upon any termination of the Plan, the assets of the Trust shall be allocated among the affected Participants and Beneficiaries in accordance with
          Section 4044 of the Act and the amount so allocated to each individual shall be applied to purchase a nontransferable annuity from one or more legal reserve life insurance companies approved by the Committee and licensed to do business in the State of North Carolina (which annuities may be individual policies or provided under one or more group annuity contracts as determined by the Committee), with the commencement of payments to

          Participants deferred at least until such Participant attains such Participant's Normal Retirement Date (or such earlier date required by the Act or the Code).
               If the Plan is only partially terminated, then the above

          provision shall be applicable to the Participants as to whom the Plan is so partially terminated.

               IN THE EVENT THAT THERE ARE ASSETS IN THE TRUST AFTER ALL LIABILITIES OF THE PLAN TO PARTICIPANTS AND BENEFICIARIES HAVE

          BEEN SATISFIED, SUCH REMAINING ASSETS SHALL BE DISTRIBUTED TO THE PARTICIPATING EMPLOYERS.

               SECTION 11.3.  PROVISION TO PREVENT DISCRIMINATION ON EARLY
          TERMINATION.   Notwithstanding any provision of the Plan to the

          contrary, the following provisions shall control with respect to Restricted Participants (as hereinafter defined):



                                        lxxxii







                    (i)  Benefit Restriction.  If the Plan is
               terminated, the Plan benefit of any Restricted
               Participant shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

                   (ii) Restrictions on Distributions. The annual Plan benefit payments to a Restricted Participant shall be restricted to an amount equal to the payments that would have been made on behalf of the Restricted Participant under a single life annuity that is the actuarial equivalent of the Restricted Participant's accrued benefit and other benefits (if any) under the Plan.

          The restrictions of subparagraph (ii) of this Section, however, shall not apply to a Restricted Participant if:

               after payment of all Plan benefits payable to the Restricted Participant, the value of the Plan's assets equals or exceeds one hundred and ten percent (110%) of the value of its current liabilities, as defined in
               Section 412(l)(7) of the Code; or

               the value of the Restricted Participant's Plan benefits is less than one percent (1%) of the value of the Plan's current liabilities.

          "Restricted Participant" means:
                    (1) for purposes of subparagraph (i) of this Section, any Highly Compensated Participant (including a former employee); and

                    (2) for purposes of subparagraph (ii) of this Section, any Highly Compensated Participant (including a former employee) who is a member of the group consisting of the twenty-five (25) Affiliated Group employees (including former employees) with the greatest annual Affiliated Group Compensation.

               Notwithstanding the foregoing provisions of this Section, in the discretion of the Committee a payment exceeding the amount otherwise payable under the restrictions of this Section may (if otherwise available under the Plan) be made to a Restricted Participant if an arrangement satisfactory to the Committee and acceptable to the Participant is made for the repayment to the Plan in appropriate circumstances of the part of such payment that would be restricted by this Section had it not been so paid.


                                       lxxxiii







          The arrangement may utilize the deposit in escrow of a specific amount of the Participant's property, the issuance of a bond by a surety company, the issuance of a letter of credit, or the repayment from amounts held in an individual retirement account or a qualified plan covering the Restricted Participant. Any such arrangement, however, must be permitted by, and must comply in all respects with, the Act and the Code.
               The foregoing provisions of this Section apply to benefit

          payments commencing on or after January 1, 1991. Any existing prior escrow arrangement or other arrangement between the Plan or any of its predecessors in interest and any Participant reflecting any requirements and restrictions of Treasury

          Regulations (section mark)1.401-4(c)(2) as in effect for it from time to time prior to January 1, 1991 shall remain in full force and effect,

          except to the extent that the Committee in its discretion permits such an agreement or other arrangement to be modified or terminated in a manner satisfying the Act and the Code.
               SECTION 11.4.  MERGER OR CONSOLIDATION OF PLAN AND TRUST OR

          TRANSFER OF TRUST ASSETS. The Plan and Trust shall not be merged or consolidated with any other plan and trust, nor shall the assets or liabilities of the Plan and Trust be transferred to any other plan and trust, unless the benefit which each Participant would receive immediately after such merger, consolidation or transfer if the Plan and Trust had then terminated is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer if the Plan and Trust had then terminated.
               SECTION 11.5.  CONTINUATION OF PLAN AND TRUST BY SUCCESSOR.

          Unless the Plan and Trust is terminated, a successor to NationsBank Corporation or a successor to substantially all of the business and assets of a Subsidiary Corporation which is a Participating Employer and which successor is also a Subsidiary

          Corporation, by whatever form or manner resulting, may elect to continue to participate in the Plan by executing an appropriate adoption agreement.  A successor to any Participating Employer lxxxiv







          other than NationsBank Corporation, however, may continue to participate in the Plan only with the consent of the Compensation

          Committee. If such successor continues to participate in the Plan, it shall succeed to all of the rights, powers, duties and obligations hereunder of the Participating Employer to which it is a successor, and the employment of any Employee who has continued in the employ of such successor shall not be deemed to have been interrupted or severed for any purpose hereunder by such succession, and all employment with the former Participating Employer shall be deemed to be employment with said successor.

               SECTION 11.6. ADOPTION BY SUBSIDIARY CORPORATIONS. With the consent of the Compensation Committee, a Subsidiary

          Corporation which is not a Participating Employer under the Plan and Trust may adopt the Plan and Trust and thereby become a

          Participating Employer in such manner as shall be mutually agreeable between the Compensation Committee and such Subsidiary

          Corporation.
               SECTION 11.7.  TERMINATION OF A PARTICIPATING EMPLOYER'S

          PARTICIPATION; OTHER MATTERS.
               (a)  Termination of Participation.  The Compensation

          Committee may terminate any Participating Employer's participation in the Plan at such time as the Compensation

          Committee in its discretion deems appropriate. Any Participating Employer may terminate its participation in the Plan by giving sixty (60) days advance written notice thereof to the Compensation Committee (unless such written notice is expressly waived by the Compensation Committee). Upon any termination of a Participating Employer's participation in the Plan, the Employees of the Participating Employer shall accrue no further benefits under the Plan on account of their service with, or compensation from, the Participating Employer, but except to the extent required by the Act or the Code or expressly provided in an amendment to the Plan or written directions of the Compensation
          Committee:



                                        lxxxv







                    (i) there shall be no accelerated vesting in, or payment of, any Plan benefits of any current or former Employees of the Participating Employer;

                   (ii)  the Participating Employer shall remain
               obligated to contribute to the Plan; and

                  (iii) the Participating Employer shall have no right, power, discretion, control or authority whatsoever over the Plan, any provisions of the Plan, the Trust or any assets of the Trust, and not in limitation of the foregoing the Participating Employer shall have no right or authority to have any assets of the Trust segregated on behalf of its Employees or transferred to any trustee or custodian of any successor or other qualified plan in which its Employees may participate or have any rights to or interest in any assets of the Trust that might ever revert to any other Participating Employers should the Plan at any time terminate.

               (b) Transfers to or from another Plan. The Compensation Committee, by written notice to the Trustee, may direct the

          Trustee to transfer all or a portion of the assets of the Trust to the trustee or custodian of another plan meeting the requirements of the Code relating to qualified plans and trusts. The Trustee, upon written notice from the Compensation Committee,

          shall receive and hold, as a part of the assets of the Trust, assets transferred directly to the Trustee from the trustee or custodian under another plan meeting the requirements of the Code relating to qualified plans and trusts. Any such assets transferred to the Trust shall become subject to the terms and conditions of the Plan upon transfer and in such regard may be commingled with the other assets of the Trust for investment purposes. Any such transfers to or from the Trust shall be subject to the restrictions of Section 11.4 to the extent applicable.

               SECTION 11.8.  AUTHORIZATION AND DELEGATION TO THE
          COMPENSATION COMMITTEE.  Each Participating Employer hereby authorizes and empowers the Compensation Committee:




                                        lxxxvi







                    (a) to amend, modify or alter the Plan without further action by said Participating Employer as provided in Section 11.1;

                    (b)  to remove the Trustee as provided in Section
               10.8(b); and

                    (c) to perform such other acts and to do such other things as the Compensation Committee is expressly directed, authorized or permitted to perform or do as provided herein.


                                     ARTICLE XII
                                CLAIMS AND INFORMATION


               SECTION 12.1.  CLAIMS PROCEDURE.

               (a) General. In the event that a Claimant has a Claim under the Plan and Trust, such Claim shall be made by the Claim-

          ant's filing a notice thereof with the Committee in care of a Participating Employer within ninety (90) days after such

          Claimant first has knowledge of such Claim. Each Claimant who has submitted a Claim to the Committee shall be afforded a reasonable opportunity to state such Claimant's position and to present evidence and other material relevant to the Claim to the

          Committee for its consideration in rendering its decision with respect thereto. The Committee shall render its decision in writing within ninety (90) days after the Claim is referred to it. If the Committee determines that special circumstances require an extension of time within which to render its decision, however, the Committee may extend the period within which to render its decision by up to an additional ninety (90) days, in which case the Committee shall give the Claimant written notification of the extension period prior to its commencement. A copy of such written decision shall be furnished to the

          Claimant.
               (b)  Notice of Decision of Committee.  Each Claimant whose

          Claim has been denied by the Committee shall be provided written notice thereof, which notice shall set forth:


                                       lxxxvii







                    (i)  the specific reason(s) for the denial;

                   (ii) specific references to pertinent provision(s) of the Plan and Trust upon which such denial is based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect such Claim and an explanation of why such material or infor-mation is necessary; and

                   (iv) an explanation of the procedure hereunder for review of such Claim;

          all in a manner calculated to be understood by such Claimant.
               (c)  Review of Decision of Committee.  Each such Claimant

          shall be afforded a reasonable opportunity for a full and fair review of the decision of the Committee denying the Claim. Such review shall be by the Committee. Such appeal shall be made within ninety (90) days after the Claimant received the initial written decision of the Committee and shall be made by the written request of the Claimant or such Claimant's duly autho-

          rized representative to the Committee. In the event of appeal, the Claimant or such Claimant's duly authorized representative may review pertinent documents and submit issues and comments in writing to the Committee. The Committee shall review:

                    (i) the initial proceedings of the Committee with respect to such Claim;

                   (ii) such issues and comments as were submitted in writing by the Claimant or the Claimant's duly author-ized representative; and

                  (iii) such other material and information as the Committee, in its sole discretion, deems advisable for a full and fair review of its initial decision.

          The Committee may approve, disapprove or modify its initial decision, in whole or in part, or may take such other action with respect to such appeal as it deems appropriate. The decision of the Committee with respect to such appeal shall be made promptly,

          and in no event later than sixty (60) days after receipt of such appeal, unless special circumstances require an extension of such time within which to render such decision, in which event such lxxxviii







          decision shall be rendered as soon as possible and in no event later than one hundred twenty (120) days following receipt of such appeal. The decision of the Committee shall be in writing and in a manner calculated to be understood by the Claimant and shall include specific reasons for such decision and set forth specific references to the pertinent provisions of the Plan and

          Trust upon which such decision is based. The Claimant shall be furnished a copy of the written decision of the Committee. To the maximum extent permitted by law, the Committee's decision shall be final and conclusive upon all persons interested therein, except to the extent otherwise provided by applicable law. Not in limitation of the foregoing, the Committee shall have the discretion to decide any factual or interpretive issues in its determination of Claims, and the Committee's exercise of such discretion shall be conclusive and binding as long as it is not arbitrary or capricious.

               SECTION 12.2. AGENT FOR SERVICE OF PROCESS. NationsBank Corporation shall be the agent for service of legal process upon this Plan and its address for such purpose shall be the address of its principal place of business in Charlotte, North Carolina.

               SECTION 12.3. COMMUNICATIONS AND REPORTS. The Committee shall furnish all Employees, Participants or Beneficiaries all information with respect to the Plan and their interest therein as may be required by the Act and the Code, and the Committee shall keep such books of account, records and other data as may be necessary for the proper administration of the Trust and the compilation and furnishing of the information required in this
          Section 12.3.  In addition, the Committee shall cause to be prepared and delivered to the Secretary of Treasury, the Secre-tary of the United States Department of Labor or other appropri-

          ate regulatory authorities such reports or information regarding the Plan and Trust or the benefits hereunder as may be required by the Act or the Code within the time so prescribed by applicable laws. The Committee shall make copies of the Plan and each amendment thereto as well as copies of the then current Plan lxxxix







          description and the latest annual report required to be filed with the Secretary of Labor, available for examination by any

          Participant or Beneficiary in the principal office of the Company and in such other places as may be necessary to make such infor-

          mation available to all Participants.


                                     ARTICLE XIII
                                 TOP-HEAVY PROVISIONS


               SECTION 13.1.  CONSTRUCTION AND DEFINITIONS.

               (a) Construction and Application. It is the intent that the provisions of this Article shall enable the Plan to conform to the requirements of Section 416 of the Code as the same may apply to the Plan from time to time, and the provisions of this

          Article shall be construed and interpreted to effectuate such intent.

               (b) Definitions. Whenever used in this Article, the following terms shall have the following meanings:

                    (1) Aggregation Group means a group of Employer Plans constituting a Permissive Aggregation Group or a Required Aggregation Group.

                    (2) Determination Date means, with respect to a Plan Year, the last day of the immediately preceding Plan Year.

                    (3) Employer Plan means any qualified defined benefit plan or defined contribution plan (including this Plan) maintained by any member of the Affiliated Group. A simplified employee pension shall be considered to be a qualified defined contribution plan.

                    (4) Key Employee means a Section 416 Employee who, at any time during the Plan Year containing the Determination Date or any of the four (4) immediately preceding Plan Years, is:

                         (A) an officer of an Affiliated Group member having Affiliated Group Compensation greater than fifty percent (50%) of the amount in effect under
                    Section 415(b)(1)(A) for any such Plan Year, unless fifty (50) other such officers [or, if lesser, the number of officers equal to the xc







                    greater of three (3) or ten percent (10%) of all
                    Section 416 Employees] have higher Affiliated
                    Group Compensation;

                         (B)  one (1) of the ten (10) Section 416
                    Employees having Affiliated Group Compensation of more than the dollar limitation in effect under
                    Section 415(c)(l)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in an Affiliated Group member;

                         (C) a person owning (or considered as owning within the meaning of Section 318 of the Code) (i) in the case of an Affiliated Group member that is a corporation, more than five percent (5%) of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of all stock of the corporation or (ii) in the case of an Affiliated Group member that is not a corporation, more than five percent (5%) of the capital or profits interest therein; or

                         (D)  a person having Affiliated Group
                    Compensation of more than one hundred fifty thousand dollars ($150,000) and who would be described in subparagraph (C) above if "one percent (1%)" were substituted for "five percent (5%)" each place it appears therein.

               The determination of which persons are Key Employees shall be made in accordance with the applicable provi-sions of Section 416(i) of the Code. Not in limitation of the foregoing, for purposes of subparagraphs (B),
               (C) and (D) above, Section 318(a)(2)(C) of the Code shall be applied by substituting "5 percent" for "50 percent" therein.

                    (5) Permissive Aggregation Group means a group of two (2) or more Employer Plans that consists of:

                         (A)  the Plan and each other Employer Plan
                    (if any) in a Required Aggregation Group with the Plan; and

                         (B)  at least one (1) other Employer Plan
                    selected by the Participating Employers to be a part of such group, the inclusion of which in such group would not prevent such group from continuing to meet the requirements of Section 401(a)(4) and
                    Section 410 of the Code.

                                         xci







                    (6) Required Aggregation Group means a group of two (2) or more Employer Plans that consists of the Plan and each other Employer Plan (i) in which a Key Employee is a participant or (ii) which enables any Employer Plan in which a Key Employee is a participant to meet the requirements of Section 401(a)(4) or Sec-tion 410 of the Code.

                    (7) Section 416 Employee means a person currently or formerly employed by an Affiliated Group member and to the extent required by Section 416 of the Code the beneficiary(ies) of such person.

                    (8) Top-Heavy Valuation Date of a defined benefit plan for a Determination Date means such plan's most recent valuation date for computing plan costs for minimum funding purposes that occurs during the twelve-month period ending on such Determination Date.

               SECTION 13.2. DETERMINATION WHETHER PLAN IS TOP-HEAVY OR SUPER TOP-HEAVY.

               (a) Top-Heavy Determination: Plan Not Aggregated. If the Plan is not part of an Aggregation Group, the Plan shall be "Top-

          Heavy" for a Plan Year if, as of the Determination Date, the sum of the Cumulative Accrued Benefits of all Key Employees exceeds sixty percent (60%) of the sum of the Cumulative Accrued Benefits of all Section 416 Employees.

               (b) Top-Heavy Determination: Plan Aggregated. If the Plan is part of an Aggregation Group, the Plan shall be "Top-Heavy"

          for a Plan Year if such Aggregation Group is "Top-Heavy" for such Plan Year. If the Plan is part of both a Permissive Aggregation

          Group and a Required Aggregation Group, however, the Plan shall be "Top-Heavy" for such Plan Year only if such Permissive Aggre-

          gation Group is "Top-Heavy" for such Plan Year. An Aggregation Group shall be "Top-Heavy" for a Plan Year if as of the Determi-

          nation Date, the sum of the Cumulative Accrued Benefits and Cumulative Accounts for all Key Employees exceeds sixty percent

          (60%) of the sum of the Cumulative Accrued Benefits and Cumulative Accounts for all Section 416 Employees. For purposes of determining whether an Aggregation Group is "Top-Heavy":



                                         xcii







                    (A) with respect to an Aggregation Group that contains any defined contribution plans, the "Cumulative Account" of any Section 416 Employee as of the Determination Date means the aggregate amount(s), if any, to the credit as of such Determination Date in such Section 416 Employee's account(s) under such defined contribution plan(s); and

                    (B)  the "Cumulative Accrued Benefit" for any
               Section 416 Employee as of a Determination Date means the sum of the present values of such Section 416 Employee's accrued benefits, if any, under the Plan and (in the case of an Aggregation Group) any other defined benefit plan included in such Aggregation Group, determined (i) under the actuarial assumptions used under the Plan and such other defined benefit plan(s) for purposes of determining top-heaviness under Section 416 of the Code; provided, however, if differing actuarial assumptions are specified for two or more such plans, then the actuarial assumptions for the plan including the largest number of employees in the first year any plan is included in the Aggregation Group shall be utilized, and (ii) as of the respective Top-Heavy Valuation Dates for such Determination Date of the Plan and such other defined benefit plan(s).

               (c) Super Top-Heavy Determination. The Plan shall be "Super Top-Heavy" for a Plan Year if it would be Top-Heavy under the provisions of Section 13.2(a) or Section 13.2(b), as applica-ble, if "ninety percent (90%)" were substituted for "sixty per-

          cent (60%)" therein.
               (d)  Rules for Testing for Top-Heaviness and Super Top-

          Heaviness. The determination of whether the Plan is Top-Heavy or Super Top-Heavy for any Plan Year shall be made in accordance with the provisions of Section 416(g) of the Code. Not in limi-tation of the foregoing:

                    (1) Account balances and accrued benefits shall not include amounts or accrued benefits attributable to "deductible employee contributions" within the meaning of Section 72(o)(5) of the Code.

                    (2) To the extent required by Section 416(g) of the Code, account balances and accrued benefits shall be increased, without duplication, by distributions made to Section 416 Employees during the five-year period ending on the Determination Date (i) under the Plan, (ii) if the Plan is part of an Aggregation Group, xciii







               under any other plan included in such Aggregation
               Group, and (iii) under any terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group with the Plan.

                    (3) Account balances and accrued benefits attrib-utable to rollover contributions and similar transfers shall be taken into account or disregarded as required by Section 416(g)(4)(A) of the Code.

                    (4) Account balances and accrued benefits of former Key Employees shall not be taken into account as required by Section 416(g)(4)(B) of the Code.

                    (5) Account balances shall reflect contributions made after the Determination Date but allocable to accounts as of the Determination Date to the extent permitted under Section 416(i) of the Code.

                    (6) Account balances and accrued benefits of any individual who has not performed any services for any Participating Employer or Affiliated Company maintain-ing an Employer Plan during the five-year period ending on the Determination Date shall not be taken into account as required by Section 416(g)(4)(E) of the Code.

                    (7) If the Plan is part of an Aggregation Group whose constituent Employer Plans do not all have the same plan year, or if the determination of whether the Plan is Top-Heavy or Super Top-Heavy is otherwise to be on the basis of a period other than the Plan Year, such determination shall be made as provided for in Section 416(g)(4)(D) of the Code.

                    (8) The accrued benefit of any individual (other than a Key Employee) shall be determined (i) under a uniform method used for accrual purposes for all Employer Plans or (ii) if there is no such method, then as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

               SECTION 13.3.  TOP-HEAVY REQUIREMENTS:  ACCRUED BENEFITS.
               (a)  Minimum Accrued Benefit for Participants.  If the Plan

          is Top-Heavy for a Plan Year, then except as provided in Section 13.3(b), the retirement income of any Participant under the Plan shall not be less than the actuarial equivalent of a monthly benefit commencing on such Participant's Normal Retirement Date xciv







          in the form of a single life annuity (without ancillary benefits) in an amount equal to the product of (A) multiplied by (B) below,

          where:
                    (A) is the product of two percent (2%) multiplied by such Participant's Average Section 416 Compensation; and

                    (B) is such Participant's Section 416 Benefit Service (if any) as of the date of determination of such Participant's retirement income divided by twelve
               (12).

          A Participant's "Section 416 Benefit Service" means the sum of such Participant's Benefit Service, not in excess of one hundred twenty (120) months, taking into account only those Months of

          Service that occur during a Plan Year (i) that begins on or after September 24, 1984, (ii) for which the Plan is Top-Heavy and

          (iii) with respect to which such Participant is not a Key-Employee. A Participant's "Average Section 416 Compensation"

          means such Participant's Average Compensation determined by (i) substituting "Section 415 Compensation" (determined monthly) for

          "Compensation" each place the latter term appears in the definition of "Average Compensation" and (ii) disregarding

          Section 415 Compensation for periods of time before January 1, 1984 or after the end of the last Plan Year for which the Plan is

          Top-Heavy, during which such Participant is a Key Employee or which may otherwise be disregarded under Section 416(c) of the

          Code.
               (b)  Reduction for Contributions or Benefits under Other

          Plans and Statutory Minimum. To the extent permitted under the Code, no minimum benefit accrual for a Plan Year shall be re-

          quired under Section 13.3(a) for a Participant if Section 416 of the Code does not require a minimum contribution or benefit for such Participant or to the extent that any such required minimum contribution or accrued benefit under Section 416 of the Code is satisfied without regard to the provisions of this Section.
               SECTION 13.4.  TOP-HEAVY REQUIREMENTS:  VESTING.  If the

          Plan is Top-Heavy for a Plan Year, the following vesting schedule xcv







          (the "Top-Heavy Vesting Schedule") shall be applicable for such Plan Year for purposes of determining under Section 6.1 the vested interest of a Participant in such Participant's accrued benefit if such Participant completes at least one (1) Hour of

          Service during such Plan Year:
                              Top-Heavy Vesting Schedule

               Participant's Months
                of Vesting Service             Percentage Vested

                      less than 24. . . . . . . . .     0%
                      24-35 . . . . . . . . . . . .    20%
                      36-47 . . . . . . . . . . . .    40%
                      48-59 . . . . . . . . . . . .    60%
                      60 or more  . . . . . . . . .   100%

          The Top-Heavy Vesting Schedule shall only be applicable for Plan

          Years for which the Plan is Top-Heavy, and the vesting schedule that shall be applicable for any Plan Year for which the Plan is not Top-Heavy shall be determined without regard to this Section
          13.4 irrespective of whether the Plan was Top-Heavy for any prior

          Plan Year. Notwithstanding the foregoing, however, once the Top-Heavy Vesting Schedule has become applicable for a Plan Year, any change pursuant to the preceding sentence from the Top-Heavy Vesting Schedule to a vesting schedule determined without regard to this Section 13.4 shall be subject to the restrictions and conditions on vesting schedule amendments or changes as required by the Code.
               SECTION 13.5.  TOP-HEAVY REQUIREMENTS:  SECTION 415

          LIMITATIONS ON BENEFITS.  If the Plan is Top-Heavy for a Plan
          Year, then:

                    (a)  For purposes of determining the Defined
               Benefit Plan Fractions and the Defined Contribution Plan Fractions of Participants for the Plan Year, "1.0" shall be substituted for "1.25" in Amount A of such Fractions; and

                    (b) If the transitional rule set forth in Section 415(e)(6) of the Code can be and has been elected under the Plan, such transitional rule shall be applied by substituting "$41,500" for "$51,875" in Section
               415(e)(6)(B)(i) of the Code.

                                         xcvi







          Notwithstanding the foregoing, the modifications set forth above shall not apply with respect to such Plan Year if (i) the Plan is not also Super Top-Heavy for such Plan Year and (ii) the minimum benefit modifications of Section 13.3 would be satisfied with respect to such Plan Year if "three percent (3%)" were substituted for "two percent (2%)" in Section 13.3(a)(A).

          Further, if the application of the modifications set forth in subparagraph (a) above would cause the limitations of Section 7.1 to be exceeded with respect to any Participant, then the application of subparagraph (a) shall be suspended with respect to such Participant until such time as such application will no longer cause such limitations to be exceeded. During the period that the application of such modifications is suspended with respect to a Participant, there shall be no employer contri-

          butions, forfeitures or voluntary nondeductible contributions allocated to the account of such Participant under any defined contribution plan maintained by any Affiliated Group member and there shall be no further accrual of benefits for such

          Participant under any defined benefit plan maintained by any Affiliated Group member.


                                     ARTICLE XIV

                         SPECIAL BENEFIT SECURITY PROVISIONS


               SECTION 14.1. DEFINITIONS. As used in this Article XIV, the following terms shall have the following meanings:

                    (a) Change of Control means, and shall be deemed to have occurred upon, any of the following events:

                         (A) The acquisition by any person, individu-al, entity or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (collectively, "Persons") of beneficial ownership (the phrases "beneficial ownership," "beneficial owners" and "beneficially owned" as used herein being within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either (i) the then xcvii







                    outstanding shares of common stock of the Corpora-tion (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation or pursuant to a written agreement to which the Corporation is a party, as such written agreement is more particularly described in Sections 55-9A-01(b)(3)f or g of the North Carolina Business Corporation Act as ratified by the North Carolina General Assembly on June 8, 1989, (ii) any acquisition by the Corporation or any of its subsidiaries, (iii) any acquisition by any employee benefit plan (or re-lated trust) sponsored or maintained by the Cor-poration or any of its subsidiaries, (iv) any ac-quisition by any corporation with respect to which, following such acquisition, more than fifty percent (50%) of, respectively, the then out-standing shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors are then beneficially owned by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstand-ing Corporation Voting Securities immediately prior to such acquisition in substantially the same proportions as their beneficial ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; or

                         (B)  Individuals who, as of June 28, 1989,
                    constitute the Board of Directors of the Corpora-tion (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual who becomes a director subsequent to June 28, 1989 and whose election, or whose nomination for election by the Corporation's shareholders, to the Board of Directors was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such xcviii







                    individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

                         (C)  Approval by the shareholders of the
                    Corporation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, benefi-cially own more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their beneficial ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be; or

                         (D)  Approval by the shareholders of the
                    Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their beneficial ownership, immediately prior to such sale or other disposition, of the xcix







                    Outstanding Corporation Common Stock and Out-standing Corporation Voting Securities, as the case may be.

               Notwithstanding the foregoing, the merger of a wholly-owned subsidiary of the Corporation with and into

               C&S/Sovran Corporation, a Delaware corporation, pursuant to that certain Agreement and Plan and

               Consolidation between the Corporation and C&S/Sovran Corporation dated July 21, 1991 shall not constitute a

               Change in Control for purposes of this Plan or for any other purpose.

                    (b) Corporation means NationsBank Corporation, a North Carolina corporation (formerly known as NCNB

               Corporation).
                    (c)  Excess Plan Assets means the amount (if any)

               by which Amount A exceeds Amount B, where:
                    Amount A is the fair market value of the assets of the Trust on the date of the Change of Control; and

                    Amount B is the total "Accumulated Benefit Obli-gation," as defined in FAS 87, of the Plan on the date of the Change of Control, determined (i) on the basis of the interest rate, mortality and other actuarial assumptions in effect under the Plan on the date immediately preceding the Change of Control and (ii) without regard to any increase in benefits pursuant to Section 14.3.

                    (d)  FAS 87 means Statement of Financial Account-

               ing Standards No. 87 (Employers' Accounting for
               Pensions), or any successor Statement of Financial

               Accounting Standards related to said Statement No. 87, as in effect on the date of the Change of Control.

               SECTION 14.2. VESTING. If there is a Change of Control, the benefits under the Plan of all Active Participants on the date of the Change of Control, including without limitation any increase in their benefits pursuant to Section 14.3, shall become fully vested on such date.


                                          c







               SECTION 14.3. BENEFITS. If there is a Change of Control and there are Excess Plan Assets, the accrued benefit of all

          Active Participants on the date of the Change of Control shall be increased effective as of such date as hereinafter provided.

          Each Active Participant's accrued benefit shall be increased pur-suant to a uniform and nondiscriminatory formula that shall be selected by the Compensation Committee before or as soon as practical after the Change of Control. Such formula:

                    (A) shall be based on the Active Participant's Benefit Service and Average Compensation as of the date of the Change of Control;

                    (B)  shall increase the Active Participant's
               accrued benefit by a percentage of Average Compensation multiplied by Benefit Service; and

                    (C) shall apply to all of the Active Participants in a uniform and nondiscriminatory manner.

          The aggregate increase in benefits pursuant to this Section 14.3 shall be determined without regard to the limitations of Section

          415 of the Code (but such limitations shall apply as required by the Code when and as benefits become payable under the Plan).

          The aggregate increase in benefits pursuant to this Section 14.3 shall be such that the total "Accumulated Benefit Obligation," as defined in FAS 87, of the Plan on the date of the Change of Control, determined as provided in Section 14.1(c) but with regard to such increase in benefits, equals the fair market value of the assets of the Trust on the date of the Change of Control.

               SECTION 14.4. PROVISIONS REGARDING AMENDMENT. The Partici-pating Employers expressly reserve the right to amend, modify or eliminate any or all of the provisions of this Article XIV, for any reason whatsoever, from time to time prior to the date of a

          Change of Control. Notwithstanding any other provision of the Plan to the contrary, including without limitation Section

          11.1(a), from and after the date of a Change of Control, no amendment may be made to the Plan (including without limitation to any provision of this Article XIV) that directly or indirectly ci







          reduces the increased vesting and benefits provided by this
          Article XIV.


                                      ARTICLE XV

                       PLAN MERGERS; ASSET TRANSFERS AND OTHER
                              SPECIAL BENEFIT PROVISIONS


               SECTION 15.1.  MERGER OF THE TEXAS PLAN.

               (a) Merger of Texas Plan and Texas Trust. The NCNB Texas National Bank Retirement Plan (the "Texas Plan") was merged with and into the Plan effective as of January 1, 1991 (the "Texas Plan Merger Date"). In connection therewith, the trust under the

          Texas Plan (the "Texas Trust") became a part of the Plan on the Texas Plan Merger Date, and the assets of the Texas Trust became assets of the Trust. The Plan assumed all of the responsibilities and obligations of the Texas Plan effective as of the Texas Plan Merger Date.
               (b)  Texas Plan Participants.  Notwithstanding any other

          provision of the Plan to the contrary, the following provisions shall govern and control with respect to those persons who participated in the Texas Plan (or in any predecessor in interest to the Texas Plan) prior to the Texas Plan Merger Date ("Texas

          Plan Participants"):
                    (i)  Participation in Plan.  Each Texas Plan
               Participant shall participate in the Plan from and after the Texas Plan Merger Date, in accordance with the terms and provisions of the Plan, while a Covered Employee.

                   (ii)  Prior Service Credit.  For purposes of
               determining a Texas Plan Participant's benefits under the Plan, the Participant shall be credited with Benefit Service and Vesting Service for time prior to the Texas Plan Merger Date equal to, respectively, the Texas Plan Participant's "Years of Benefit Service" and "Years of Vesting Service" (expressed as months) as of December 31, 1990 under (and as defined in) the Texas Plan. Such Service shall be credited without duplication in the case of a Texas Plan Participant who also had Benefit Service or Vesting Service under the cii







               Plan immediately prior to the Texas Plan Merger Date because of prior participation in the Plan. Further, in determining a Texas Plan Participant's Average Compensation, the Texas Plan Participant's Compensation prior to the Texas Plan Merger Date shall mean "Basic Compensation" during such period under (and as defined in) the Texas Plan.

                  (iii) Minimum Benefit. In no event shall a Texas Plan Participant's retirement benefit under the Plan be less than the Texas Plan Participant's retirement benefit under the Texas Plan immediately prior to the Texas Plan Merger Date.

                    Further, if a Texas Plan Participant participated
               in the Texas Plan (or any predecessor in interest to the Texas Plan) prior to January 1, 1989, in no event shall the Texas Plan Participant's retirement benefit under the Plan be less than the sum of (A) the Participant's "December 31st, 1988 Benefit" as defined in the Texas Plan plus (B) the Participant's benefit determined under the Plan (other than this subparagraph
               (iii)), but using only Benefit Service earned after December 31, 1988 not in excess of three hundred sixty
               (360) months. In no event, however, shall the portion of the Participant's retirement income (including early commencement reductions, if applicable) under the provisions of the Plan (other than this subparagraph
               (iii)) attributable to Average Compensation in excess of one-twelfth (1/12th) of Covered Compensation exceed the product of (A) five-eighths of one percent (0.625%) of that portion of the Participant's Average Compensation in excess of one-twelfth (1/12th) of the Participant's Covered Compensation multiplied by (B) a fraction, the numerator of which is four hundred twenty
               (420) months minus the Participant's Benefit Service completed prior to 1989, and the denominator of which is twelve (12).

                    Notwithstanding the foregoing, if a Texas Plan
               Participant participated in the University Federal Savings Association Pension Plan (the "University Plan") prior to its merger into the Texas Plan on July 1, 1990, in no event shall the Participant's retirement benefit under the Plan be less than (A) the Participant's "University Plan Benefit" as defined in the Texas Plan plus (B) the Participant's benefit determined under the Plan (other than this subparagraph
               (iii)). Further, the limitation of the last sentence of the preceding paragraph based on the five-eighths of one percent (0.625%) factor shall apply to the Participant as shall the limitation of Section ciii







               5.10(b)(2) should Section 5.10 become applicable, but these limitations shall be modified appropriately to reflect the period during which the Participant accrued benefits under the University Plan under a retirement benefit formula that was integrated with social security.

                   (iv) Methods of Payment. Any optional method of payment of retirement, disability or death benefits available to a Texas Plan Participant immediately prior to the Texas Plan Merger Date and not otherwise available under the Plan shall remain an optional method of benefit payment for the Participant. A summary of those methods of payment appears on Appendix A to Section 15.1 attached hereto. Further, any restriction on the amount of a lump sum payment available to a Texas Plan Participant (or a spouse or beneficiary) under "Option 5" of Section 5.4 of the Texas Plan that represents the maximum amount permitted under the terms and provisions of any group annuity contract or similar contract under which the Participant's retirement income benefits are wholly or partially funded, shall remain in effect (even though lower than the $25,000 maximum generally applicable to such payments).

                    (v) Loss of Service Provisions. If a Texas Plan Participant is not in Service on the Texas Plan Merger Date and subsequently resumes Service, the Participant shall receive no Benefit Service or Vesting Service credit pursuant to subparagraph (ii) above to the extent that the Participant's "Years of Benefit Service" or "Years of Vesting Service" under the Texas Plan would have been lost on or before the resumption of Service had the Texas Plan remained in effect between the Texas Plan Merger Date and the resumption of Service.

                   (vi) Former Active Participants. To the extent permitted by the Act and the Code, neither the merger of the Texas Plan into the Plan on the Texas Plan Merger Date nor any provisions of the Plan as set forth in this Agreement shall affect the availability, amount, form or method of payment of benefits being paid before the Texas Plan Merger Date, or to be paid after the Texas Plan Merger Date, to any current or former Texas Plan Participant (or a beneficiary of either) who is not an Active Participant on or after the Texas Plan Merger Date, said availability, amount, form or method of payment of benefits, if any, to be determined in accordance with the applicable provisions civ







               of the Texas Plan (or any applicable predecessor in interest).

                    Notwithstanding the foregoing provisions of this
               Subsection (b)(vi), the Committee shall have full power and authority to take such action and do such things as it deems necessary or advisable as to the administration of the Plan with respect to former Texas Plan Participants and their beneficiaries. In such regard, the Committee may establish rules and procedures whereby former Texas Plan Participants (and their beneficiaries) select the commencement date and method of benefit of their benefits and make other pertinent selections regarding their benefits (including without limitation the designation by former Texas Plan Participants of beneficiaries of death benefits). In the event that any death benefits with respect to a former Texas Plan Participant become payable to an estate or to a beneficiary that is not an individual (for example, a trust), the Committee in its discretion may pay such benefits in a single cash lump sum payment that is the actuarial equivalent to the periodic payments that would otherwise have been made to such estate or beneficiary.

               SECTION 15.2. EMPLOYEES OF CERTAIN BANKING SUBSIDIARIES OF NATIONAL BANCSHARES CORPORATION OF TEXAS.

               (a) General. Pursuant to a Purchase and Assumption Agreement between NationsBank of Texas, N.A. (formerly known as

          NCNB Texas National Bank) ["NationsBank of Texas"] and the Federal Deposit Insurance Corporation, NationsBank of Texas

          acquired on June 1, 1990 (the "NBC Banks Acquisition Date") certain assets of the following insolvent banking subsidiaries of

          National Bancshares Corporation of Texas (the "NBC Banks"): NBC Bank-San Antonio, N.A., NBC Bank-Austin, N.A., NBC Bank-Boerne,

          N.A., NBC Bank-Houston, N.A., NBC Bank-Kerrville, N.A., NBC Bank-Rio Grande Valley, N.A., NBC Bank-Seguin, N.A., NBC

          Bank-South Texas, N.A., and NBC Bank-Uvalde, N.A. The provisions of this Section 15.2 apply only to the employees of the NBC Banks who became employees of NationsBank of Texas on the NBC Banks Acquisition Date and were still employed by NationsBank of Texas on January 1, 1991 ("Former NBC Bank Employees").



                                          cv







               (b) Commencement of Participation. Unless excluded from participation in the Plan because not a Covered Employee, each

          Former NBC Bank Employee shall become a Participant in the Plan on the first Entry Date falling on or after January 1, 1991 on which the Former NBC Bank Employee has satisfied the eligibility requirements of Article III. For purposes of applying those requirements, the Former NBC Bank Employee's Period of Service that began on the NBC Banks Acquisition Date shall include the period of continuous employment with the NBC Banks that ended on the NBC Banks Acquisition Date.

               (c) Benefit and Vesting Service. For purposes of determining the Plan benefits of a NBC Bank Employee who has become a Participant in the Plan:
                    (i) his or her Benefit Service shall include the Period of Service that began on the Former NBC Banks Acquisition Date (if otherwise qualifying as Benefit Service) but shall not include any of the time the Former NBC Bank Employee was employed by the NBC Banks (or their affiliates) prior to the NBC Banks Acquisition Date; and

                   (ii) in calculating Vesting Service, the Former NBC Bank Employee's Period of Service that began on the NBC Banks Acquisition Date shall include the period of continuous employment with the NBC Banks that ended on the NBC Banks Acquisition Date.

               SECTION 15.3.  TRANSFER OF CERTAIN ASSETS AND LIABILITIES

          FROM THE NATIONAL BANCSHARES CORPORATION OF TEXAS PENSION PLAN.
               (a)  General.  Pursuant to that certain "Transfer Agreement

          Regarding Assets and Liabilities of the National Bancshares Corporation of Texas Pension Plan," reference to which is hereby made (the "Transfer Agreement"), certain assets and liabilities of the National Bancshares Corporation of Texas Pension Plan (the

          "NBC Plan") were transferred to the Plan and the Trust. The provisions of this Section 15.3 shall apply to the "Transferred

          Participants" described in the Transfer Agreement.
               (b)  Benefits of the Transferred Participants.  In

          consideration of the transfer of the assets from the NBC Plan to cvi







          this Plan as of the Transfer Date in accordance with the terms of the Transfer Agreement, the Transferred Participants shall be deemed to have become Participants in this Plan as of December 31, 1991 for purposes of the benefits described in the Transfer

          Agreement, and this Plan shall provide the following benefits to the Transferred Participants:

                    (i) With respect to a Transferred Participant in "Group III - Terminated Vested," the "Monthly Benefit" described on Exhibit A to the Transfer Agreement applicable to such Transferred Participant, said Monthly Benefit to be payable from this Plan in accor-dance with the terms of the NBC Plan as in effect on the date of the Transfer Agreement.

                   (ii) With respect to a Transferred Participant in "Group IV - Active NationsBank," the "Monthly Benefit" described on Exhibit A to the Transfer Agreement applicable to such Transferred Participant provided such Transferred Participant satisfies the "Requirements for Retirement Benefits" set forth in
               Article V of the NBC Plan as in effect on the date of the Transfer Agreement. In that regard, for purposes of determining whether such Transferred Participant satisfies the "Requirements for Retirement Benefits" provided for in Article V of the NBC Plan as in effect on the date of the Transfer Agreement, such Transferred Participant's Period of Service with the Participating Employers under this Plan shall be treated as if it were a period of employment with the "Employers" under the NBC Plan; provided, however, in no event shall a Transferred Participant's Period of Service with the Participating Employers under this Plan be treated as a period of Benefit Service under the NBC Plan. For purposes of determining a Transferred Participant's Vesting Service for purposes of Article V of the NBC Plan, (i) such Transferred Participant shall be cred-ited with years of Vesting Service as of December 31, 1992 as if the method for determining Vesting Service under the NBC Plan had continued in effect through December 31, 1992, and from and after January 1, 1993 such Transferred Participant's Vesting Service shall include the sum of such Transferred Participant's Periods of Service and Qualifying Periods of Severance under this Plan from and after January 1, 1993, and
               (ii) in the event such Transferred Participant is also eligible for a benefit under Section 15.2 of this Plan, as of any determination date such Transferred Participant's Vesting Service shall not be less than such Transferred Participant's Vesting Service cvii







               determined under Section 15.2(c)(ii) of this Plan as of such determination date. Any Monthly Benefit payable to a Transferred Participant under this Section 15.3(b)(ii) shall be payable to such Transferred Participant from this Plan in accordance with the provisions of the NBC Plan as in effect on the date of the Transfer Agreement. Any Monthly Benefit provided to a Transferred Participant pursuant to this Section 15.3(b)(ii) shall be in addition to any other benefit payable under the terms of Section 15.2 of this Plan to such Transferred Participant.

               SECTION 15.4.  MERGER OF THE CVN PENSION PLAN.
               (a)  Definitions.  As used in this Section 15.4, the

          following terms, when used with reference to a Prior CVN Plan Participant (as defined below) who becomes a Participant in this

          Plan, shall have the following meanings:

                    (1) Additional Past CVN Service Monthly Benefit means, as of any date, the excess (if any) of (i) a Participant's Past CVN Service Monthly Benefit as of such date over (ii) the Participant's Cash Balance Monthly Benefit as of such date.

                    (2) Additional Past CVN Service Reduced Monthly Benefit means, as of any date, the excess (if any) of
               (i) a Participant's Past CVN Service Reduced Monthly Benefit as of such date over (ii) the Participant's Cash Balance Monthly Benefit as of such date.

                    (3) Cash Balance Amount means, as of any date, the balance of a Participant's "Personal Account" under the CVN Plan as of December 31, 1992 with interest added thereto through such date at the rate of four percent (4%) per annum, compounded annually.

                    (4) Cash Balance Monthly Benefit means, as of any date, a Participant's Cash Balance Amount as of such date converted to an actuarially equivalent immediate single life annuity for the Participant using a unisex mortality rate from the 1971 Group Annuity Mortality Table that is fifty percent (50%) male, fifty percent (50%) female, and an interest rate equal to

                         (A)  if the Participant has not separated
                    from Service as of such date, the Pension Benefit Guaranty Corporation immediate annuity interest rate in effect as of the immediately preceding January 1; or


                                        cviii







                         (B)  if the Participant has separated from
                    Service as of such date, the Pension Benefit
                    Guaranty Corporation immediate annuity interest rate in effect as of the January 1 immediately preceding the Participant's separation from Service.

                    (5) CVN Plan means the C&S/Sovran Pension Plan, a defined benefit "cash balance" plan qualified under
               Section 401(a) of the Code, as in effect on December
               31, 1992.

                    (6) CVN Plan Minimum Monthly Benefit means, with respect to a Prior CVN Plan Participant as of any date, the greater of the following:

                         (A) the Participant's Cash Balance Amount as of such date converted to an actuarially equivalent immediate single life annuity for the Participant using a mortality factor from the Unisex Pension (UP) 1984 Mortality Table with a one-year age set back and an interest rate equal to:

                              (1)  if the Participant has not
                         separated from Service as of such date,
                         the Pension Benefit Guaranty Corporation immediate annuity interest rate in effect as of the immediately preceding January 1; or

                              (2)  if the Participant has
                         separated from Service as of such date,
                         the Pension Benefit Guaranty Corporation immediate annuity interest rate as of the January 1 immediately preceding the Participant's separation from Service; or

                         (B) the Participant's Cash Balance Amount as of December 31, 1992 converted, based on the Participant's attained age as of such date, to an actuarially equivalent immediate single life annuity for the Participant using a mortality factor from the Unisex Pension (UP) 1984 Mortality Table with a one-year age set back and an interest rate equal to the Pension Benefit Guaranty Corporation immediate annuity interest rate in effect as of January 1, 1992.

                    (7) Future NB Service Monthly Benefit means, as of any date, the amount of monthly retirement income determined under the benefit formula in Section
               5.1(a)(1) using a Participant's Average Compensation as

                                         cix







               of such date but only the Participant's Benefit Service from and after January 1, 1993. For purposes of calculating the portion of a Participant's Future NB Service Monthly Benefit determined under Section 5.1(a)(1)(ii) attributable to Average Compensation in excess of Covered Compensation, the Participant's post-December 31, 1992 Benefit Service shall be limited to the excess of five hundred forty (540) months over the Participant's months of Benefit Service prior to January 1, 1993.

                    (8) Future NB Service Reduced Monthly Benefit means, as of any date prior to a Participant's Normal Retirement Date:

                         (A)  the Participant's Future NB Service
                    Monthly Benefit as of such date;

                         (B)  reduced 1/180th for each of the first
                    sixty (60) months, 1/360th for each of the next one hundred twenty (120) months and actuarially [using the actuarial assumptions in Section 5.5(d)] for each additional month by which such date precedes the Participant's Normal Retirement Date;

               provided, however, if the Participant has attained sixty
               (60) years of age and completed four hundred eighty (480) months of Benefit Service as of such date, only that portion of the Participant's Future NB Service Monthly Benefit determined under Section 5.1(a)(1)(ii) attributable to Average Compensation in excess of Covered Compensation shall be reduced as described in subparagraph (B) above.

                    (9) Past CVN Service Monthly Benefit means, as of any date, the amount of monthly retirement income determined under the benefit formula in Section 5.1(a)(1) using a Participant's Average Compensation as of such date but only the Participant's Benefit Service prior to January 1, 1993.

                    (10) Past CVN Service Reduced Monthly Benefit means, as of any date prior to a Participant's Normal Retirement Date:

                         (A)  the Participant's Past CVN Service
                    Monthly Benefit as of such date;

                         (B)  reduced 1/180th for each of the first
                    sixty (60) months, 1/360th for each of the next one hundred twenty (120) months and actuarially [using the actuarial assumptions in Section cx







                    5.5(d)] for each additional month by which such date precedes the Participant's Normal Retirement Date;

               provided, however, if the Participant has attained sixty
               (60) years of age and completed four hundred eighty (480) months of Benefit Service as of such date, only that portion of the Participant's Past CVN Service Monthly Benefit determined under Section 5.1(a)(1)(ii) attributable to Average Compensation in excess of Covered Compensation shall be reduced as described in subparagraph (B) above.

                    (11)  Prior CVN Employee means a person who
               completed any "Hours of Service" prior to January 1, 1993 with C&S/Sovran Corporation or any "Affiliated Sponsor" under the CVN Plan.

                    (12) Prior CVN Plan Participant means a person who had become a "Participant" in the CVN Plan (or any of its predecessor plans) by December 31, 1992.

               (b) Applicability of this Section. Notwithstanding any provision of the Plan to the contrary, this Section 15.4 shall govern and control (i) the eligibility of each Prior CVN Employee to participate in this Plan and (ii) the determination of the benefits, if any, payable under this Plan to each Prior CVN Plan Participant.

               (c) Merger of CVN Plan and Trust. The CVN Plan shall be merged with and into the Plan effective as of January 1, 1993.

          In connection therewith, the trust under the CVN Plan shall become a part of the Plan on January 1, 1993, and the assets of the CVN Plan trust shall thereupon become assets of the Trust. The Plan shall assume all of the responsibilities and obligations of the CVN Plan effective January 1, 1993.
               (d)  Participation.

                    (1) If a Prior CVN Plan Participant is a Covered Employee on January 1, 1993, then the Prior CVN Plan Participant shall become a Participant in the Plan on that date.

                    (2) If a Prior CVN Plan Participant is not a Covered Employee on January 1, 1993 but had a vested "Accrued Benefit" under the CVN Plan as of December 31, 1992, then the Prior CVN Plan Participant shall become a Participant in the Plan on January 1, 1993 for cxi







               purposes of the administration and distribution of such "Accrued Benefit" in accordance with the provisions of the Plan, but the Prior CVN Plan Participant shall not be entitled to otherwise participate in the Plan unless and until that person subsequently becomes a Covered Employee.

                    (3)  If a Prior CVN Plan Participant is not
               described in (1) or (2) above, then the Prior CVN Plan Participant shall become a Participant if and when that person becomes a Covered Employee after January 1, 1993.

                    (4) If a Prior CVN Employee is not also a Prior CVN Plan Participant, but the Prior CVN Employee is a Covered Employee on January 1, 1993 and would have commenced participation in the CVN Plan on January 1, 1993 had it not merged with the Plan, the Prior CVN Employee shall become a Participant in the Plan on January 1, 1993.

          In any other case, a Prior CVN Employee shall become a Participant when and as provided in Section 3.2(c) of this Plan.

          For purposes of applying Section 3.2(c) to such person, the person's Periods of Service and Qualifying Periods of Severance

          shall include (without duplication) the following:
                    (A) twelve (12) Months of Service for each "Year of Eligibility Service" the person had completed under the CVN Plan as of December 31, 1992 (see Section 3.02 of the CVN Plan); and

                    (B) if the person had in progress on December 31, 1992 an "Anniversary Year" computation period used for determining a "Year of Eligibility Service" under the CVN Plan (see Section 3.02(a) of the CVN Plan), twelve
               (12) Months of Service upon the completion of such "Anniversary Year" during 1993 if the person had completed one thousand (1,000) "Hours of Service" under the CVN Plan during the portion of such Anniversary Year that had elapsed by December 31, 1992.

               (e) Prior Service Credit; Loss of Service. For purposes of determining the benefits under the Plan of a Prior CVN Employee who becomes a Participant in this Plan, the Participant shall be credited with Benefit Service and Vesting Service for time prior to January 1, 1993 equal to the Participant's "Years of Vesting Service" (expressed as months) as of December 31, 1992 under (and cxii







          as defined in) Section 5.04 of the CVN Plan. Such service shall be credited without duplication in the case of a Prior CVN

          Employee who also had Benefit Service or Vesting Service under the Plan immediately prior to January 1, 1993 because of any prior participation in the Plan. If a Prior CVN Employee is not in Service on January 1, 1993 and subsequently resumes Service,

          the Prior CVN Employee will receive no Benefit Service or Vesting Service credit under this Section 15.4(e) if the Prior CVN

          Employee's "Years of Vesting Service" under the CVN Plan would have been disregarded under Section 5.04(g) of the CVN Plan on or before the resumption of Service had the CVN Plan remained in effect between January 1, 1993 and the date of such resumption of

          Service.
               (f)  Average Compensation.  In determining the Average

          Compensation of any Prior CVN Employee who becomes a Participant in this Plan, the Participant shall be deemed to have received

          Compensation prior to January 1, 1993 equal to the Participant's "Pensionable Earnings" under (and as defined in) the CVN Plan.

               (g) Minimum Benefits. The benefits payable under this Plan to or with respect to a Prior CVN Plan Participant shall be determined in accordance with Section 5.1, 5.2, 5.3, 6.1 or 6.2 of this Plan, whichever is applicable, subject to the following minimum benefit provisions.
                    (1) Commencement On or After Normal Retirement Date. If a Prior CVN Plan Participant separates from Service after meeting the eligibility requirements for a vested benefit under Section 5.1, 5.2, 5.3 or 6.1 and begins receiving such benefit on or after the Participant's Normal Retirement Date, then the monthly amount of the Participant's retirement income determined under Section 5.1, 5.2, 5.3 or 6.1 shall not be less than the greater of Amount A or Amount B, where:

                    Amount A is the sum of (i) the Participant's Cash Balance Monthly Benefit, (ii) the Participant's Future NB Service Monthly Benefit and (iii) the Participant's Additional Past CVN Service Monthly Benefit; and



                                        cxiii







                    Amount B is the Participant's CVN Plan Minimum Monthly Benefit.

               The determination of a Prior CVN Employee's retirement income may be subject to additional modification as a result of certain grandfathered minimum benefits under the CVN Plan. These additional modifications are summarized on Appendix A to this Section 15.4 attached hereto.

                    (2) Commencement Before Normal Retirement Date. If a Prior CVN Plan Participant separates from Service after meeting the eligibility requirements for a vested benefit under Section 5.2, 5.3 or 6.1 and begins receiving such benefit before the Participant's Normal Retirement Date, then the monthly amount of the Participant's retirement income determined under
               Section 5.2, 5.3 or 6.1 shall not be less than the greater of Amount A or Amount B, where:

                    Amount A is the sum of (i) the Participant's Cash Balance Monthly Benefit, (ii) the Participant's Future NB Service Reduced Monthly Benefit and
                    (iii) the Participant's Additional Past CVN
                    Service Reduced Monthly Benefit; and

                    Amount B is the Participant's CVN Plan Minimum Monthly Benefit.

               The determination of a Prior CVN Employee's retirement income may be subject to additional modification as a result of certain grandfathered minimum benefits and early commencement reduction factors under the CVN Plan. These additional modifications are summarized on Appendix A to this Section 15.4 attached hereto.

                    (3) Death Benefit and Beneficiary. If a Prior CVN Plan Participant becomes a Participant in this Plan and dies while in Service after meeting the eligibility requirements for a vested benefit, but before the date as of which payment of the Participant's retirement income has commenced, then a death benefit shall be payable to the Participant's Beneficiary. The monthly amount of such death benefit shall be determined as follows:

                         (A)  Section 6.2 Death Benefit.  The
                    actuarially equivalent single-sum value of the Participant's death benefit shall be determined in accordance with the methodology described in
                    Section 6.2. For purposes of such determination, the Participant's retirement income shall be cxiv







                    subject to all of the applicable minimum benefit provisions of this Section 15.4. Such actuarially equivalent single sum value shall be converted into an actuarially equivalent immediate single life annuity for the Participant's Beneficiary using the assumptions specified in Section 5.5(d).

                         (B)  Cash Balance Death Benefit.  The
                    Participant's Cash Balance Amount shall be determined as of the date payment of the death benefit is to commence. Such Cash Balance Amount shall be converted into an actuarially equivalent immediate single life annuity for the Participant's Beneficiary using a mortality factor from the Unisex Pension (UP) 1984 Mortality Table with a two-year age set back and the Pension Benefit Guaranty Corporation immediate annuity interest rate in effect as of the January 1 immediately preceding the date payment of the benefit is to commence.

                         (C)  Monthly Death Benefit.  The larger of
                    the two (2) annuities determined as described in Subsections (A) and (B) above shall be the monthly death benefit payable to the Participant's Beneficiary, if paid in the form of a single life annuity for such Beneficiary.

               The surviving spouse of a Participant shall be the Beneficiary of the death benefit payable under this Section 15.4(g)(3) unless the Participant has designated another person or entity to be the primary Beneficiary of such benefit, provided that such designation of a primary non-spouse Beneficiary may be made only with the written consent of the Participant's spouse given in the presence of a notary public on a form provided by the Committee. The Beneficiary of the death benefit payable under this Section 15.4(g)(3) with respect to an unmarried Participant shall be the person or entity designated by the Participant in accordance with procedures established by the Committee. If an unmarried Participant fails to designate a Beneficiary of the death benefit under this Section or if the Beneficiary of such benefit designated by a married or unmarried Participant fails to survive the Participant, the Beneficiary shall be the Participant's estate unless the Committee determines in its discretion that it is not administratively feasible for the Participant's estate to be the Beneficiary (for example, because of no estate administration). In such event, the Committee may direct the Trustee to distribute the amount payable under the Plan to or among the Participant's descendants (including adopted descendants) and/or other heirs at law in such proportions cxv







               (including the total exclusion of up to all but one of such persons) as the Committee shall determine in its discretion. A Participant's beneficiary designation in effect under the CVN Plan as of December 31, 1992 shall be deemed to be the Beneficiary designation for the death benefit under this Section unless and until such designation is properly revoked or changed by the Participant in accordance with the provisions of this Plan.

               (h)  Methods of Payment.

                    (1)  Prior to January 1, 1995.  Subject to Section
               5.5 and in lieu of the amount and form of monthly retirement income otherwise payable under the Plan, a Prior CVN Plan Participant who separates from Service before January 1, 1995 but after meeting the eligibility requirements for a vested benefit may elect, at the time and in the form required by the Committee, to receive immediate payment of the Participant's entire monthly retirement income benefit under the Plan (including without limitation any minimum benefit provided under Appendix A to this
               Section 15.4) in accordance with any of the payment options described in Section 5.4, including Option 5 (Lump Sum) regardless of the single sum value of the Participant's retirement income. If a Participant is entitled to a minimum benefit under Appendix A to this
               Section 15.4, then notwithstanding the provisions of
               Section 5.5(d)(1), a lump sum payment under Option 5 shall be calculated using a mortality factor from the Unisex Pension (UP) 1984 Mortality Table with a one-year age set back.

                    (2)  After December 31, 1994.  Subject to Section
               5.5 and in lieu of the amount and form of monthly retirement income otherwise payable under the Plan, a Prior CVN Plan Participant who separates from Service after December 31, 1994 but after meeting the eligibility requirements for a vested benefit may elect, at the time and in the form required by the Committee, to receive:

                         (A) a lump sum payment equal to the greatest of (i) the Participant's Cash Balance Amount, (ii) the single sum value of any minimum benefit to which the Participant may be entitled under The C&S Retirement Plan (a predecessor of the CVN
                    Plan), or (iii) the single sum value as of December 31, 1994 (without further interest credit or actuarial adjustment thereafter) of the Participant's entire monthly retirement income benefit under the Plan (including without cxvi







                    limitation any minimum benefit provided under Appendix A to this Section 15.4) as of such date; or

                         (B) immediate payment of the lump sum amount determined as described in Subsection (A) above in accordance with any of the payment options described in Section 5.4, other than Option 5
                    (Lump Sum).

               The amount (if any) of the Participant's benefit in excess of any immediate benefit payment made pursuant to this Section 15.4(h)(2) (the "residual benefit") shall be payable at the time and in accordance with a method of payment described in Article V of the Plan. For purposes of this Section 15.4(h)(2), the residual benefit shall be a monthly retirement income, commencing on the Participant's Normal Retirement Date, that is actuarially equivalent to the excess of (i) over (ii) where (i) is the single sum value of the Participant's entire monthly retirement income under the Plan (including without limitation any minimum benefit provided under Appendix A to this Section 15.4) [calculated by applying the interest rate specified in
               Section 5.5(d)(2) and the mortality rate specified in
               Section 5.5(d)(1) to such benefit] and (ii) is the lump sum amount determined as described in Subsection (A) above. Such monthly retirement income commencing on the Participant's Normal Retirement Date shall be reduced for early commencement, if applicable, in accordance with Section 5.2(b)(1).

                    (3) Death Benefit. A Participant's Beneficiary may elect to receive payment of the monthly death benefit determined in accordance with Section 15.4(g)(3) in the form of a single life annuity for such Beneficiary. If the Beneficiary elects such single life annuity, no additional death benefits shall be payable to the Beneficiary. In lieu of such single life annuity, the Participant's Beneficiary may elect to receive a lump sum payment the amount of which shall be equal to the LESSER of (i) the sum of Amount A and Amount B or (ii) Amount C where:

                         Amount A is the Cash Balance Amount
                         determined as described in Section
                         15.4(g)(3)(B) above;

                         Amount B is the excess, if any, of (i)
                         the largest lump sum payment the
                         Participant could have elected to
                         receive under Section 15.4(h)(1) or (2)
                         (as applicable) if the Participant had

                                        cxvii







                         separated from Service on the date of
                         the Participant's death over (ii) the
                         Cash Balance Amount determined as
                         described in Section 15.4(g)(3)(B)
                         above; and

                         Amount C is the larger of (i) the single sum value of the Participant's Section
                         6.2 death benefit described in Section
                         15.4(g)(3)(A) above or (ii) the
                         Participant's Cash Balance Amount
                         determined as described in Subsection
                         15.4(g)(3)(B) above.

                    If the Beneficiary elects such lump sum payment, then the excess, if any, of the single sum value determined as described in Section 15.4(g)(3)(A) above over the amount of such lump sum payment shall be paid to the Beneficiary in the form of a single life annuity. Such excess amount shall be converted into a single life annuity for the Beneficiary using the assumptions specified in
                    Section 5.5(d).

                    (4)  Actuarial Equivalence.  Notwithstanding
               Section 5.5(d) of the Plan, the actuarially equivalent single sum value of a Participant's CVN Plan Minimum Monthly Benefit or Cash Balance Monthly Benefit as of any date shall be equal to the greater of (i) the Participant's Cash Balance Amount as of such date or
               (ii) the actuarially equivalent single sum value of such benefit determined by applying the interest rate specified in Section 5.5(d)(2) and the mortality assumption specified in this Section 15.4(h)(4) to the Participant's CVN Plan Minimum Monthly Benefit or the mortality assumption specified in Section 5.5(d)(1) to the Participant's Cash Balance Monthly Benefit.

                    (5) Additional Lump Sum Payment. Notwithstanding any provisions of the Plan to the contrary, if a Prior CVN Plan Participant or the Beneficiary of a Prior CVN Plan Participant is entitled to a lump sum payment under any provision of this Section 15.4 (including Appendix A hereto), and if such Participant's or Beneficiary's remaining benefits under the Plan in excess of such lump sum entitlement has a single sum value less than or equal to twenty-five thousand dollars ($25,000), then, subject to
               Section 5.5, the Participant or Beneficiary may elect to receive such remaining benefit as an additional lump sum payment, and having so elected, no further benefits shall be payable from the Plan.


                                        cxviii







               SECTION 15.5.  FORMER EMPLOYEES OF CHRYSLER FIRST, INC.
               (a)  General.  Pursuant to a Business Asset Purchase

          Agreement between NationsBanc Financial Services Corporation ("NBFSC") and Chrysler First, Inc. and certain of its affiliates

          (collectively, "Chrysler First"), NBFSC will acquire certain assets from Chrysler First on February 1, 1993. The provisions of this Section 15.5 shall apply to the employees of Chrysler First who will become employees of NBFSC in connection with the asset purchase transaction ("CF Transferred Employees").
               (b)  Participation.  Notwithstanding any other provision of the Plan, no CF Transferred Employee shall become a Participant in the Plan prior to April 1, 1993. Unless excluded from participation in the Plan because not a Covered Employee, each full-time CF Transferred Employee (such status to be determined in accordance with the personnel classification procedures previously used by Chrysler First) shall become a Participant in the Plan on April 1, 1993, if the full-time CF Transferred Employee has satisfied the eligibility requirements of Article

          III by that date, or the first Entry Date following April 1, 1993 on which the full-time CF Transferred Employee satisfies the eligibility requirements of Article III. Unless excluded from Participation in the Plan because not a Covered Employee, each part-time CF Transferred Employee (such status to be determined in accordance with the personnel classification procedures previously used by Chrysler First) shall become a Participant in the Plan on the first Entry Date on or after January 1, 1994 on which the part-time CF Transferred Employee has satisfied the eligibility requirements of Article III. For purposes of applying the eligibility requirements of Article III, a CF Transferred Employee's Period of Service shall include his or her period of continuous employment with Chrysler First that will end on January 31, 1993.

               (c) Benefit and Vesting Service. For purposes of determining the benefits of a CF Transferred Employee who becomes a Participant in this Plan:

                                         cxix







                    (i) Benefit Service of full-time CF Transferred Employees shall not include any employment with or by Chrysler First or NBFSC prior to April 1, 1993;

                   (ii) Benefit Service of part-time CF Transferred Employees shall not include any employment with or by Chrysler First or NBFSC prior to January 1, 1994; and

                  (iii)  Vesting Service shall include the CF
               Transferred Employee's Period of Service that began on February 1, 1993 and his or her period of continuous employment with Chrysler First that will end on January 31, 1993.

               SECTION 15.6.  NATIONSSECURITIES.
               (a)  General.  NationsBank Corporation and Dean Witter

          Financial Services Group, Inc. entered into an agreement to organize and operate a securities brokerage and investment products business through a joint venture to be known as "NationsSecurities, a Dean Witter/NationsBank Company"

          ("NationsSecurities"). NationsBank Corporation and Dean Witter Financial Services Group, Inc. will each own, directly or indirectly, a fifty percent (50%) interest in NationsSecurities.
               In general, NationsSecurities will succeed to the brokerage and investment operations of NationsBanc Securities, Inc., an indirect wholly-owned subsidiary of NationsBank Corporation and a

          Participating Employer under the Plan. In connection with the formation of the joint venture, the account executives of

          NationsBanc Securities, Inc. and certain other personnel of the Participating Employers will transfer their employment to

          NationsSecurities.
               As a result of its affiliation with NationsBank and for

          convenience of administration, NationsSecurities will become a Participating Employer under the Plan, and NationsBank

          Corporation hereby consents to such participation in the Plan by NationsSecurities. Due to the level of ownership interest by

          NationsBank Corporation in NationsSecurities, however,
          NationsSecurities will not be a member of the same "controlled group of corporations" within the meaning of Section 414(b) of cxx







          the Code as the other Participating Employers. Therefore, the Plan will become a "multiple employer plan" within the meaning of

          Section 413(c) of the Code upon the commencement of participation in the Plan by NationsSecurities. The provisions of this Section

          15.6 are intended to contain the provisions required of a multiple employer plan and to provide for the calculation of benefits under the Plan of Participants with NationsSecurities Service and Service with any other Participating Employer.

               (b) Multiple Employer Plan and Trust Accounting Provisions. For purposes of applying the following provisions of the Plan

          NationsSecurities shall be deemed a member of the Affiliated Group notwithstanding any other provision of the Plan to the contrary:
                    (A)  the determination of whether a Covered
               Employee has satisfied the eligibility requirements of
               Article III;

                    (B) the determination of a Participant's Vesting Service under Section 2.1(c)(53) and whether the Participant is entitled to a benefit under Section 6.1; and

                    (C) the application of the benefit limitation provisions of Article VII.

          For purposes of applying all other provisions of the Plan,

          including without limitation the minimum funding requirements of
          Section 412 of the Code and Section 302 of the Act,

          NationsSecurities shall be treated as maintaining a separate plan. In such regard, the Committee shall maintain separate records for benefits payable under the Plan attributable to Service and Compensation earned with NationsSecurities and

          Service and Compensation earned with the other Participating Employers and shall cause the Trustee to establish and maintain separate sub-accounts under the Trust for assets and benefits paid with respect to NationsSecurities Service and Compensation and assets and benefits paid with respect to Service and Compensation with the other Participating Employers under the

          Plan.  Upon any termination of NationsSecurities as a

                                         cxxi







          Participating Employer under the Plan, only the assets held in the NationsSecurities sub-account under the Trust shall be available to provide benefits attributable to NationsSecurities Service and Compensation, and NationsSecurities shall have no right, power, authority or discretion to any other Trust assets.
               (c)  Determination of Retirement Income for Participants

          with NationsBank and NationsSecurities Service. Notwithstanding other provisions of this Plan to the contrary, any Participant who has periods of employment with NationsSecurities and a Participating Employer other than NationsSecurities shall have the Participant's retirement income hereunder determined in two parts, which together shall comprise the Participant's total retirement income under the Plan.

                    (1) Defined Terms. For this purpose, any Benefit Service and any Compensation earned by a Participant during employment with NationsSecurities shall be referred to as the Participant's "NationsSecurities Service" and the Participant's "NationsSecurities Compensation," respectively. Any Benefit Service and any Compensation earned by a Participant during the Participant's employment with any Participating Employer other than NationsSecurities shall be referred to as the Participant's "NationsBank Service" and "NationsBank Compensation," respectively.

                    (2) NationsSecurities Part of Retirement Income. The NationsSecurities part of such a Participant's retirement income shall be determined in accordance with the usual provisions of this Plan except that all NationsBank Service and NationsBank Compensation shall be disregarded and only the Participant's periods of NationsSecurities Service and NationsSecurities Compensation shall be taken into account. For purposes of applying the five hundred forty (540) Benefit Service maximum in the benefit formula to this part, the maximum number of months of NationsSecurities Service shall be five hundred forty (540). Covered Compensation for this part will be as in effect for the Plan Year when the Participant was last employed in NationsSecurities Service.

                    (3) NationsBank Part of Retirement Income. The second part of such a Participant's retirement income shall also be determined in accordance with the usual cxxii







               provisions of the Plan, except that all
               NationsSecurities Service and NationsSecurities Compensation shall be disregarded and only the Participant's periods of NationsBank Service and NationsBank Compensation shall be taken into account. For purposes applying the five hundred forty (540) Benefit Service maximum in the benefit formula to this part, the maximum number of months of NationsBank Service shall be five hundred forty (540) minus the Participant's months of NationsSecurities Service. Covered Compensation for this part will be as in effect for the Plan Year when Participant was last employed in NationsBank Service.

                    (4) Disability. The above provisions will apply for purposes of determining benefits upon death or Disability, as well as for purposes of determining benefits upon retirement or other termination of Service. For purposes of Disability benefits, a Participant's last employment status (i.e., NationsBank or NationsSecurities) shall be taken into account when imputing service credit and compensation during Disability.

                                     ARTICLE XVI

                                    MISCELLANEOUS


               SECTION 16.1. LEASED EMPLOYEES. Notwithstanding any provisions of the Plan to the contrary and except as hereinafter provided, a Leased Employee shall be credited with Hours of Service under the Plan to the extent required by Section 414(n)

          of the Code with respect to services performed for an Affiliated Group member as a Leased Employee. The Service crediting requirement of the preceding sentence, however, shall not apply to any Leased Employee to the extent provided in Section

          414(n)(5) of the Code, and in such regard shall not apply with respect to such Leased Employee if such Leased Employee is covered by a leasing organization's money purchase pension plan that meets the participation, contribution and vesting require-

          ments of Section 414(n) of the Code and the safe harbor require-ments of Section 414(n) are otherwise satisfied. The Service crediting requirement of this Section 16.1, if applicable to a cxxiii







          Leased Employee, shall only entitle such person to be credited with Hours of Service as hereinabove provided and shall not in and of itself entitle such person to become a Participant in the Plan or to accrue benefits under, or otherwise participate in,

          the Plan, and such person shall not become a Participant or participate in the Plan unless and until such person becomes an

          Employee and otherwise satisfies the requirements of the Plan for participation.

               SECTION 16.2. INDEMNIFICATION. To the extent permitted by applicable state law and to the extent not in contravention of the Act, the Participating Employers shall indemnify and hold harmless each of the members of the Committee and each employee of the Participating Employers acting pursuant to the direction of the Committee from and against any and all liability claims,

          demands, costs and expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for any such actions or inactions which are not in good faith or which constitute willful misconduct.

               SECTION 16.3. BENEFITS LIMITED TO PLAN. Participation in the Plan shall not give any Employee any right to be retained in the employ of any one or more of the Participating Employers nor, upon dismissal, any right or interest in the Trust except as expressly provided herein.
               SECTION 16.4.  LIMITED EFFECT OF RESTATEMENT.  Notwithstand-

          ing anything to the contrary contained in the Plan, to the extent permitted by the Act and the Code, this instrument shall not affect the availability, amount, form or method of payment of benefits being paid before January 1, 1993 (the "Restatement

          Date"), or to be paid on or after the Restatement Date, to any Participant or former Participant (or a Beneficiary of either) in the Plan who is not an Active Participant on or after the Restatement Date, said availability, amount, form or method of payment of benefits, if any, to be determined in accordance with cxxiv







          the applicable provisions of the Plan as in effect prior to the Restatement Date.

               SECTION 16.5. AGREEMENT BINDING. The Plan (including any and all amendments thereto) shall be binding upon the

          Participating Employers, their respective successors and assigns, and upon the Participants and their Beneficiaries and their respective heirs, executors, administrators, personal representatives and all other persons claiming by, under or through any of them.
               IN WITNESS WHEREOF, NationsBank Corporation, on behalf of

          the Participating Employers, and the Trustee have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.
                                        NATIONSBANK CORPORATION


                                        By:  /s/ Charles D. Loring
                                            Senior Vice President
                                          [officer's title]

                                        "NATIONSBANK"


                                        NATIONSBANK BANK OF
                                        NORTH CAROLINA, N.A.


                                        By:  /s/ S. Robin Stinson
                                              Senior     Vice President

                                        "TRUSTEE"
















                                         cxxv







                                      APPENDIX A

                                 TO SECTION 2.1(c)(31)
                                          OF
                             THE NATIONSBANK PENSION PLAN

                     Modifications to the Minimum Monthly Benefit


               Participants in Certain Prior Plans. The following modifications (in addition to any other applicable modifications under this Appendix A) apply with respect to a Participant who participated in any "Prior Plan" as defined in Section 2.1(c)(37)

          of the 1988 Plan, that merged into the 1988 Plan between July 1, 1985 and December 31, 1988, if the Participant's Prior Plan

          benefits accrued under a retirement benefit formula that was integrated with social security:

               In applying the last sentence of Amount B, the reference to the "Plan" means the Prior Plan, and "July 1985" is replaced by the effective date of the Prior Plan's merger into the 1988 Plan.

               Bankers Participants. The following modifications to the Minimum Monthly Benefit apply with respect to Participants who are "Bankers Participants" as defined in Section 14.22 of the 1988 Plan:

               Amount C means the Participant's "Pre-Bankers Acquisition Date Monthly Benefit" (if any) as defined in Section 14.22 of the 1988 Plan. In applying Section 14.22, however, "two percent (2%)" shall be changed to "one percent (1%)" in subparagraph (A)(1) of Section 14.22(f)(6), and subparagraph (A)(2) of Section 14.22(f)(6) shall be disregarded.

               In subparagraph (i) of Amount D, "July 1985" is changed to "January 1986."

               Pan American Participants. The Minimum Monthly Benefit of a "Pan American Participant" as defined in Section 14.23 of the

          1988 Plan shall be the greater of Amount X or Amount Y, where:
               Amount X is the Participant's Minimum Monthly Benefit determined without regard to the modifications of this Appendix A, except that:



                                          1







                    Amount C means the Participant's "March 31, 1986 Accrued Benefit" as defined in Section
                    14.23(c)(ii)(2) of the 1988 Plan; and

                    Amount D is inapplicable.

               Amount Y is the Minimum Monthly Benefit determined without regard to the modifications of this Appendix A, except that:

                    In determining Amount A, "after 1988" is deleted;

                    In determining Amount B, "after 1988" is deleted;

                    Amount C means the Participant's "March 31, 1986 Accrued Benefit" as defined in Section
                    14.23(c)(ii)(2) of the 1988 Plan; and

                    Amount D is inapplicable.

               First Union Employees. The following modifications to the Minimum Monthly Benefit apply with respect to Participants who are "First Union Employees" as defined in Section 14.24 of the 1988 Plan:

               Amount C means the Participant's "Pre-FUNB Acquisition Date Monthly Benefit" (if any) as defined in Section
               14.24 of the 1988 Plan. In applying Section 14.24, however, "two percent (2%)" shall be changed to "one percent (1%)" in subparagraph (A)(1) of Section 14.24(f)(6), and subparagraph (A)(2) of Section 14.24(f)(6) shall be disregarded.

               In subparagraph (i) of Amount D, "July 1985" is changed to "January 1986."

               Hartsville Participants. The following modifications to the Minimum Monthly Benefit apply to Participants who are "Hartsville

          Participants" as defined in Section 14.26 of the 1988 Plan:
               Amount C means the product of (i), (ii) and (iii), where:

                    (i) is one-half of one percent (0.5%) of the portion of the Participant's "Average
                    Compensation" in excess of eight hundred thirty-three and 33/100 dollars ($833.33), determined as of December 31, 1988 under the 1988 Plan;




                                             2







                    (ii) is a fraction, the numerator of which is the Participant's Benefit Service on his Normal Retirement Date not to exceed four hundred eighty
                    (480) months and the denominator of which is twelve (12); and

                    (iii) is a fraction, the numerator of which is the Participant's Benefit Service as of December 31, 1986 divided by twelve (12), and the denominator of which is the Participant's Benefit Service on his Normal Retirement Date divided by twelve (12).

               In subparagraph (i) of Amount D, "July 1985" is changed to "January 1987."

               CentraBank Participants. The Minimum Monthly Benefit of a "CentraBank Participant" as defined in Section 14.30 of the 1988

          Plan shall be the greater of Amount X or Amount Y, where:
               Amount X is the Minimum Monthly Benefit determined without regard to the modifications of this Schedule A, except that:

                    In determining Amount A any Benefit Service before the "CentraBank Acquisition Date" as defined in
                    Section 14.30(a) of the 1988 Plan is disregarded;

                    Amount C means the Participant's "CentraBank
                    Acquisition Date Accrued Benefit" as defined in
                    Section 14.30(f)(ii)(2) of the 1988 Plan; and

                    Amount D is inapplicable.

               Amount Y is the Minimum Monthly Benefit determined without regard to the modifications of this Schedule A, except that:

                    In determining Amount A, "after 1988" is deleted and any Benefit Service before the "CentraBank Acquisition Date" as defined in Section 14.30(a) of the 1988 Plan is disregarded;

                    In determining Amount B, "after 1988" is deleted;

                    Amount C means the Participant's "CentraBank
                    Acquisition Date Accrued Benefit" as defined in
                    Section 14.30(f)(ii)(2) of the 1988 Plan; and

                    Amount D is inapplicable.




                                          3







                                      APPENDIX A

                                    TO SECTION 15.1
                                          OF
                             THE NATIONSBANK PENSION PLAN

                        Summary of Optional Methods of Payment


               Fort Sam Houston Plan Participants. The following additional optional method(s) of payment apply with respect to

          Participants who participated in the National Bank of Fort Sam Houston Employees' Retirement Plan (the "Fort Sam Houston Plan")

          prior to its merger into the Texas Plan effective January 1, 1990:

               The "Social Security Adjustment" Option described in
               Section 4.02 of the Fort Sam Houston Plan (providing for increased payments until the social security payment date, and decreased payments thereafter).

               The "Joint Retirement Benefit Option" described in
               Section 4.03 of the Fort Sam Houston Plan (a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse).

               Mineral Wells Plan Participants. The following additional method(s) of payment apply with respect to Participants who participated in the Retirement Plan for Employees of RepublicBank Mineral Wells (the "Mineral Wells Plan") prior to its merger into the RepublicBank Waco Employees' Pension Plan effective
          November 1, 1989:

               The payment option designated as "Option 2" in Section
               3.1 of the Mineral Wells Plan (a joint and survivor annuity that may include a change in the amount of monthly payments upon the first to die of the Participant and the joint annuitant).

               The payment option designated as "Option 3" in Section
               3.1 of the Mineral Wells Plan (a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse).

               The payment option designated as "Option 4" in Section
               3.1 of the Mineral Wells Plan (a joint and survivor annuity for the Participant and joint annuitant or a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse, either of which combined with a period certain payment feature).

               Oak Cliff Plan Participants. The following additional optional method(s) of payment apply with respect to Participants who participated in the RepublicBank Oak Cliff Pension Plan (the "Oak Cliff Plan") prior to its merger into the NCNB Texas

          Retirement Plan effective January 1, 1990:
               The "Non Spousal Joint and Survivor Pension" payment option described in Section 7.3(c) of the Oak Cliff Plan, (a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse).

               Tyler Plan Participants.  The following additional optional method(s) apply with respect to Participants who participated in the RepublicBank Tyler Employees' Pension Plan (the "Tyler Plan")

          prior to its merger into the Oak Cliff Plan effective August 1, 1989:

               The "Cash Refund Pension" payment option described in
               Section 7.3(b) of the Tyler Plan (a life annuity for the Participant followed by a death benefit based on the value of the Participant's retirement income at commencement and the amount thereof actually paid during the Participant's life).

               The "Non Spousal Joint and Survivor Pension" payment option described in Section 7.3(d) of the Tyler Plan (a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse).

               The "Pension with Joint payments" option described in
               Section 7.3(e) of the Tyler Plan (a joint and survivor annuity that may include a change in the amount of monthly payments upon the first to die of the Participant and the joint annuitant).

               The "Periodic Installment" payment option described in
               Section 7.3(f) of the Tyler Plan (an installment annuity for a fixed period of time not exceeding the Participant's life expectancy or the joint life and last survivor expectancy of the Participant and the Participant's designated beneficiary).

               Waco Plan Participants. The following additional method(s) of payment apply with respect to Participants who participated in the RepublicBank Waco Employees' Pension Plan (the "Waco Plan") prior to its merger into the Texas Plan effective January 1,

          1990:
               The payment option designated as "Option 2" in Section 3(h) of the Waco Plan (a joint and survivor annuity that may include a change in the amount of monthly payments upon the first to die of the Participant and the joint annuitant).

               The payment option designated as "Option 3" in Section 3(h) of the Waco Plan (a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse).

               The payment option designated as "Option 4" in Section 3(h) of the Waco Plan (a joint and survivor annuity for the Participant and joint annuitant or a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse, either of which combined with a period certain payment feature).

               RepublicBank Plan Participants.  The following additional

          optional method(s) of payment apply with respect to Participants who participated in the RepublicBank Corporation Retirement Plan

          (the "RepublicBank Plan") prior to its merger into the Texas Plan effective January 1, 1990:

               The payment option designated as "Option 2" in Section
               3.1 of the RepublicBank Plan (a joint and survivor annuity that may include a change in the amount of monthly payments upon the first to die of the Participant and the joint annuitant).

               The payment option designated as "Option 3" in Section
               3.1 of the RepublicBank Plan (a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse).

               The payment option designated as "Option 4" in Section
               3.1 of the RepublicBank Plan (a joint and survivor annuity for the Participant and joint annuitant or a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse, either of which combined with a period certain payment feature).

               InterFirst Plan Participants. The following additional method(s) of payment apply with respect to Participants who participated in the InterFirst Corporation Pension Plan (the "InterFirst Plan") prior to January 1, 1989:

               The payment option designated as "Option 2" in Section
               5.04 of the InterFirst Plan (a joint and survivor annuity providing for a one-third decrease in the amount of monthly payments upon the first to die of the Participant and the joint annuitant).

               The payment option designated as "Option 5" in Section
               5.04 of the InterFirst Plan (a joint and survivor annuity for the Participant and joint annuitant combined with a period certain payment feature).

               The payment option designated as "Option 6" in Section
               5.4 of the InterFirst Plan (a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse combined with a period certain payment feature).

               University Plan Participants. The following method(s) of payment apply with respect to Participants who participated in the University Federal Savings Association Pension Plan (the "University Plan") prior to its merger into the Texas Plan effective July 1, 1990:
               The payment option designated as "Option 1" in Section
               5.7 of the University Plan (a life annuity for the Participant and a survivor annuity for an annuitant other than the Participant's surviving spouse).

               The payment option designated as "Option 2" in Section
               5.7 of the University Plan (a life annuity for the Participant combined with a period certain payment feature of five or fifteen years).

               The payment option designated as "Option 3" in Section
               5.7 of the University Plan (a lump sum payment), determined in accordance with the actuarial methods and practices in effect for such option under the University Plan at the time of its merger into the Texas Plan. This payment option, however, shall be available only if the Participant's entire retirement income under the Plan (including the portion thereof attributable to his participation in the University
               Plan) cannot be paid to him in a lump sum under Option 5 of Section 5.4 of the Plan because of the

               $25,000 maximum set forth therein. If this payment option ("Option 3") is available, it shall be available only with respect to the retirement income he had accrued under the University Plan prior to its merger into the Texas Plan on July 1, 1990, and neither this payment option nor Option 5 of Section 5.4 of the Plan shall be available with respect to any retirement income he accrued at any time after June 30, 1990.

                                      APPENDIX A

                                   TO SECTION 15.4
                                          OF
                             THE NATIONSBANK PENSION PLAN


                 Protected Benefits Under the C&S/Sovran Pension Plan


                         Section I - 1986 C&S Retirement Plan


               The purpose of this Section I is to set forth provisions or features of The C&S Retirement Plan (in effect as of December 31,

          1988) (the "1986 Retirement Plan") that are preserved under this Plan. For purposes of this Section I, "Execution Date" shall mean March 15, 1990. The features and provisions set forth in this Section I shall override any conflicting provision otherwise set forth in the Plan.
               1.   Preservation of Prior Accrued Benefit.  A Participant's

          retirement income under this Plan shall never be less than his "Accrued Retirement Income" determined under the 1986 Retirement

          Plan as of the day prior to the Execution Date.
               2.   Preservation of Prior Early Retirement Actuarial

          Reduction Factors. Any person who (i) was a Participant in the 1986 Retirement Plan as of the day prior to the Execution Date;

          (ii) has attained age fifty (50) and accrued sixty (60) or more months of Benefit Service; and (iii) elects an early retirement under Section 5.2 of this Plan, shall be entitled to receive an early retirement income which, on an actuarially equivalent basis, is equal to the greater of
                    (i) the Participant's early retirement income under either Section 5.2 of this Plan (after consideration of any applicable minimum benefit provision of Section 15.4 of this Plan); or

                   (ii) the Early Retirement Income which the Partic-ipant would have been entitled to as of the day prior to the Execution Date under Section 5.02 of The 1986 Retirement Plan if he had elected Early Retirement under Section 5.01 of The 1986 Retirement Plan as of such date, but for this purpose (A) the Participant's Credited Service and Final Average Earnings (as defined in The 1986 Retirement Plan) shall be determined and fixed as of the day prior to the Execution Date, (B) the Participant shall be deemed to have satisfied the requirements for Early Retirement under Section 5.01 of The 1986 Retirement Plan, and (C) any reduction for commencement prior to the Participant's attainment of age fifty-five (55) shall be on an actuarially equivalent basis in accordance with the provisions of Sections 5.5(d)(1) and 5.5(d)(3).

               3.   Farmers and Merchants Bank (Walterboro).
               (a)  Early Retirement and Optional Forms of Benefit.  Any

          Participant who was a participant in the Retirement Plan for Employees of Farmers and Merchants Bank (the "Walterboro Plan")

          as of October 31, 1986 and who is eligible to receive his retire-ment income under this Plan, shall be entitled to receive the greater of:
                    (i) the Participant's vested early retirement income under Section 5.2 of this Plan; or

                   (ii) the actuarial equivalent of the Participant's accrued retirement income (as defined in Section 411 of the Code) under the Walterboro Retirement Plan as of October 31, 1986, reduced by the applicable early retirement factor set forth in Table C of the Walterboro Plan as of October 31, 1986, and using the actuarial equivalent factors set forth in Table E of the Walterboro Plan as of October 31, 1986.

               (b)  Protection of Prior Vesting Rule.  If a Participant was

          a participant in the Walterboro Plan as of October 31, 1986 and thereafter attains age fifty-five (55) while in Service, then,

          regardless of the Participant's months of Vesting Service, such Participant shall become 100% vested in that portion of the

          Participant's benefit under this Plan which is actuarially equivalent to such Participant's accrued retirement income (as defined in Section 411 of the Code) under the Walterboro Plan as of October 31,1986, reduced by the applicable early retirement factor set forth in Table C of the Walterboro Plan as of October 31, 1986, and using the actuarial equivalent factors set forth in Table E of the Walterboro Plan as of October 31, 1986.

          If the Participant remains in Service after age fifty-five (55), then the portion of such Participant's accrued retirement income under the Plan which does not become 100% vested at age fifty-five (55) shall be subject to the vesting rules set forth in this

          Plan.
               (c)  Repayment of Lump Sum Distributions.  Any Participant

          who (1) was a participant in the Walterboro Plan prior to October 31, 1986; (2) terminated employment with Farmers and

          Merchants Bank (Walterboro) prior to October 31, 1986 or terminates Service after October 31, 1986; (3) was partially vested in his accrued benefit under the Walterboro Plan or is partially vested in his benefit under this Plan; (4) received a distribution in a single lump sum of the vested portion of his accrued benefit in the Walterboro Plan or receives a distribution in a single sum of the vested portion of his benefit under this Plan; and (5) returns to Service on or after October 31, 1986,

          shall be given the option to repay to this Plan the amount of the lump sum distribution previously paid to him by the Walterboro

          Plan, or this Plan, together with interest from the date of such prior distribution to the date of repayment at the rate of 5% per annum. Such right of repayment shall exist only until the earlier of (i) five years after the date on which the Participant subsequently resumes Service; or (ii) until the Participant incurs a Forfeiture Period of Severance (as defined in this Plan)

          following such earlier lump sum distribution. Any such Partici-pant who does not make repayment to this Plan shall have an initial benefit (upon his reemployment) of zero. Any Participant who does make such repayment to this Plan shall have an initial

          Cash Balance Monthly Benefit equal to the amount of such repayment converted to a single life annuity for the Participant pursuant to the methodology described in Section 15.4 of this Plan.

                       Section II - Prior Georgia, Florida, and
                           South Carolina Retirement Plans


               The purpose of this Section II is to set forth certain provisions or features of prior plans that were merged in the CVN

          Plan. The features and provisions set forth in this Section II shall override any conflicting provision otherwise set forth in the Plan.
               For purposes of this Section II: the Prior Georgia Plan is the C&S Retirement Plan of Citizens and Southern Georgia Corpora-tion and its Affiliates, as in effect on May 31, 1986; the Prior

          Florida Plan is The Landmark Banking Corporation of Florida Pension Plan and Trust Agreement as in effect on May 31, 1986;

          the Prior South Carolina Plan is the Citizens and Southern Corpo-ration Pension Plan as in effect on May 31, 1986. The Prior

          Florida Plan and the Prior South Carolina Plan were merged into the Prior Georgia Plan as of June 1, 1986.

                                  Prior Georgia Plan
               1.   Georgia Plan -- The Rome Bank and Trust Company.

          Former employees of The Rome Bank and Trust Company who became employees of C&S National Bank on August 1, 1985 ("Rome Group")

          shall have protected any optional form of benefit which such employees had accrued under the Rome Bank and Trust Company

          Retirement Plan as of August 31, 1985, but only to the extent required under Section 411(d)(6) of the Code.

               2. Georgia Plan -- Participants in Invesco Plan. For any Participant who previously participated in the C&S Retirement

          Plan of C&S Investment Counseling, Inc. (hereinafter referred to as the "Invesco Plan") as of December 31, 1978, and who became covered under the Prior Georgia Plan, the CVN Plan, or this Plan on or after January 1, 1979, such Participant's benefit under this Plan shall never be less than his accrued retirement income that would have commenced at age 60 determined under Section IV,

          paragraphs 2.02 and 2.31 of the Invesco Plan as of December 31, 1978, assuming that such retirement income is to be payable in accordance with the method described in paragraph 9.07 of said plan.

                                  Prior Florida Plan
               3.   Florida Plan - Preservation of Early Retirement Reduc-

          tion Factors and Actuarial Assumptions in Determining Optional Benefit Forms. Any person who was a Participant in the Prior

          Florida Plan as of May 31, 1986 and who becomes entitled to receive his retirement income under this Plan prior to his Normal

          Retirement Date under Section 5.2 of this Plan or who becomes entitled to receive his retirement income in an optional benefit form under Section 5.4 of this Plan shall be entitled to receive the greater of:

                    (i) the Participant's retirement income upon early retirement under this Plan; or

                   (ii) the actuarial equivalent of the Participant's accrued benefit (as defined in Section 2.1 of the Prior Florida Plan) as of May 31, 1986, reduced by the appli-cable early retirement factor set forth in Section 4.2 of the Prior Florida Plan if the Participant elects to have his Retirement Income begin prior to his Normal Retirement Date under the terms of Section 5.2 of this Plan, and using the actuarial equivalent factors set forth in Section 2.2 of the Prior Florida Plan as of May 31, 1986.

               4. Florida Plan - Preservation of Vested Terminee's Right to Repay Lump Sum Distribution to the Plan. Any person who

          (1) was a Participant in the Prior Florida Plan prior to May 31, 1986; (2) terminated employment with C&S Florida prior to May 31,

          1996 or terminates employment with an Employer on or after May 31, 1986, (3) was partially vested in his accrued benefit under the Prior Florida Plan or the CVN Plan; (4) received a distribution in a single lump sum of the vested portion of his accrued benefit in the Prior Florida Plan or the CVN Plan; and
          (5) returns to Service on or after January 1, 1993, shall be given the option to repay to this Plan the amount of the lump sum distribution previously paid to him by the Prior Florida Plan or the CVN Plan, together with interest from the date of such prior distribution to the date of repayment at the rate of 5% per annum. Such right of repayment shall exist only until the earlier of (i) five years after the date on which the Participant subsequently resumes Service; or (ii) until the Participant incurs a Forfeiture Period of Severance (as defined in this Plan) following such earlier lump sum distribution. Any such partici-

          pant who does not make repayment to this Plan shall have an initial benefit of zero. Any Participant who does make such repayment to this Plan shall have an initial Cash Balance Monthly Benefit equal to the amount of such repayment converted to a single life annuity for the Participant pursuant to the methodology described in Section 15.4 of this Plan.

                              Prior South Carolina Plan
               5.   South Carolina Plan -- Preservation of "Age 55" Prior

          Vesting Rules. Section 8.1 of the Prior South Carolina Plan provided that a Participant who attained age fifty-five (55)

          (i) became 100% vested in his accrued normal retirement income and (ii) was eligible to elect early retirement, regardless of his period of Credited Service. If an Employee was a Participant in the Prior South Carolina Plan on May 31, 1986, and thereafter attains age fifty-five (55) while in Service, then, regardless of the Participant's months of Vesting Service, such Participant shall become 100% vested in, and be eligible to elect Early Retirement under Section 5.2 of this Plan with respect to, that portion of the Participant's accrued retirement income under this Plan which is actuarially equivalent to such Participant's accrued benefit (as defined in Section 2.2 of the Prior South Carolina Plan) under the South Carolina Plan as of May 31, 1986,

          reduced by the applicable early retirement factors set forth in
          Section 2.4(b) of the Prior South Carolina Plan as of May 31,

          1986.  If the Participant remains in Service after age fifty-five
          (55), then the portion of such Participant's accrued retirement income under this Plan which does not become 100% vested at age fifty-five (55) shall be subject to the vesting rules set forth in this Plan.

               6. Preservation of Installment Payment Option for Retirees in Pay Status as of May 31, 1986. Section 9.3(c) of the Prior

          South Carolina Plan permitted Participants to elect payment of their retirement income in installments over a period of years specified by the Participant (subject to certain restrictions) and to direct the Trustee to segregate the actuarial equivalent lump sum value of their retirement income in a separate account and direct the Trustee as to the investment of such account.

          This payment option shall not be available to Participants in the Prior South Carolina Plan whose benefit commencement date under this Plan is on or after June 1, 1986. However, persons whose benefits under the Prior South Carolina Plan were in pay status as of May 31, 1986 and who had elected the installment payment option under Section 9.3(c) of the Prior South Carolina Plan on or before such date shall continue to have their retirement income paid under the terms of Section 9.3(c) of the Prior South

          Carolina Plan; provided, however, that any Participant receiving his retirement income in such manner shall be subject to the following additional rules: (i) any such Participant who is married and who wishes to change the beneficiary who is to receive the remainder of the Participant's segregated account balance upon the Participant's death, must first obtain his

          Spouse's consent in a manner similar to that provided in Section
          5.5 of this Plan, (ii) any such Participant may direct investment of his account by delivering a written direction to the Trustee or its designee containing specific instructions regarding the acquisition, retention, and sale of assets in the Participant's account, and upon receipt of written directions, the Trustee shall execute the directions within a reasonable period of time;
          (iii) any assets purchased pursuant to the written direction of a

          Participant shall be held by the Trustee in trust as part of the Trust but separate records and accounts shall be maintained by the Trustee with respect to the assets; such accounts shall be credited with the actual income derived from the investments in such accounts and with the actual expenses related to such account at least annually, and such accounts shall be valued as of the last day of each Plan Year to reflect the fair market value of the specific assets allocated to such accounts; and
          (iv) notwithstanding anything herein to the contrary, the Trustee shall be relieved from any liability for the making, retention, or sale of any investment pursuant to the written direction of a

          Participant.
               7.   Bank of Fort Mill.  The following special rule shall

          apply to persons who were participants in the Bank of Fort Mill Employees Pension Plan (the "Fort Mill Plan") as of June 30, 1983

          ("Fort Mill Participants"). If a Fort Mill Participant elects a payment form permitted under the Fort Mill Plan, retirement income payable in that form under this Plan to such Participant shall not be less than the actuarial equivalent of his Fort Mill

          Accrued Benefit (as defined in the Prior South Carolina Plan) as of May 31, 1986 based on the following actuarial assumptions set forth in the Fort Mill Plan on September 1, 1985:
                    (i)  Subsequent to age 65:  The 1937 Standard
               Annuity Table projected 2 years and set back 5 years for females. The interest rate shall be 2-3/4%.

                   (ii) Prior to age 65: No mortality table shall be used and interest shall be at the rate of 5%.

                           Section III - Prior Sovran Plan


               The purpose of this Section III is to set forth those provi-sions or features of the Sovran Pension Plan (in effect as of

          June 30, 1991) (the "Prior Sovran Plan") which are protected benefits under Section 411(d)(6) of the Code or which the

          Participating Employers have otherwise determined to preserve, in all cases effective as of July 1, 1991. For purposes of this

          Section III, the terms that are capitalized and underlined (other than in the headings and subheadings) are defined terms of the

          Prior Sovran Plan which shall have the meanings set forth therein. The features and provisions set forth in this Appendix shall override any conflicting provisions otherwise set forth in the Plan.

               1.   General Prior Sovran Plan Benefits.
               (a)  June 30, 1991 Cash Balance Accrued Benefit.  A Partici-

          pant's retirement income under this Plan shall never be less than his Cash Balance Accrued Benefit as of June 30, 1991 under

          Exhibit C of the Prior Sovran Plan.
               (b)  Persons in Pay Status as of June 30, 1991.  The enti-

          tlement to benefits under this Plan of any person who was in pay status under the Prior Sovran Plan as of June 30, 1991, shall never be less than the person's entitlement to benefits under the Prior Sovran Plan as of June 30, 1991.

               (c) Pre-Cash Balance Accrued Benefit. A Participant's retirement income under this Plan shall never be less than his

          Benefit determined as of January 1, 1989 under the Prior Sovran Plan as then in effect without giving effect to Exhibit C thereto

          ("Pre-Cash Balance Sovran Plan").
               (d)  Pre-Cash Balance Early Retirement Benefits.  In the

          case of a Participant who was a Member of the Pre-Cash Balance Sovran Plan with an Accrued Benefit thereunder as of January 1,

          1989 ("Pre-Cash Balance Sovran Participant"), if the Participant elects to receive his retirement income under this Plan prior to his Normal Retirement Date, he shall be entitled to receive an amount of retirement income payable as a single life annuity that is not less than (1) an amount determined under the early retire-

          ment factors of the Prior Sovran Plan when applied to his Pre-1989 Service Accrued Benefit thereunder; or (2) if the Partici-

          pant terminates Service after attaining age sixty-two (62) and if the sum of the number of the Participant's years of age and his months of Vesting Service divided by twelve (12) then equals or exceeds eighty-five (85), the unreduced amount of his Pre-1989

          Service Accrued Benefit.
               (e)  Pre-Cash Balance Deferred Retirement Benefits.  If a

          Pre-Cash Balance Sovran Participant continues Service after his Normal Retirement Date, his retirement income payable as a single life annuity on any subsequent date shall not be less than (1) if his Normal Retirement Date occurred prior to 1989, an amount equal to his Normal Retirement Benefit determined under the Sovran Pension Plan as in effect immediately before the Eleventh

          Amendment thereto, which changed the benefit formula effective December 31, 1988 ("Pre-Amendment 1988 Sovran Plan"), with no increase in the amount for further service or compensation after his Normal Retirement Date but with the amount adjusted to provide the Actuarial Equivalent thereof at the Annuity Starting Date; and (2) if his Normal Retirement Date occurs after 1988, an amount equal to his "Accrued Benefit" as of December 31, 1988 under the Pre-Amendment 1988 Sovran Plan that would be payable at his Normal Retirement Date, with the amount adjusted to provide the Actuarial Equivalent thereof at the Annuity Starting Date.

               (f) Optional Benefit Forms. If a Pre-Cash Balance Sovran Participant becomes entitled to receive his retirement income in a Joint and 50% Survivor Annuity or an optional benefit form under Section 5.4 of this Plan, his retirement income shall not be less than an amount determined under the Actuarial Equivalent factors of the Prior Sovran Plan when applied to his Pre-1989

          Service Accrued Benefit to obtain the applicable benefit form.

               2.   Merged Plans' Benefits
               (a)  Commerce Union Corporation Pension Plan (Article XIII-B

          of Prior Sovran Plan).
               (1)  Special Retirement Benefits.  In the case of a

          Participant who was a Commerce Union Member of the Prior Sovran Plan and who immediately prior to the merger of the Commerce

          Union Plan and the Sovran Pension Plan on November 15, 1987 (Plans' Merger), [a] had attained age fifty-five (55) and com-

          pleted twenty (20) years of "Service" for vesting purposes under the Commerce Union Plan, or [b] had completed twenty-five (25)

          years of "Service" for vesting purposes under the Commerce Union Plan, the Participant's Accrued Benefit in this Plan will never be less than an amount equal to his Special Commerce Union Accrued Benefit, which is the annual "Accrued Benefit" to which the Participant would have been entitled at his Normal Retirement Date under the provisions of the Commerce Union Plan as in effect immediately prior to the Plans' Merger, computed as if the Commerce Union Plan had been continued as it existed immediately prior to the Plans' Merger, but taking into account for purposes of the computation, the Participant's service with and compensa-

          tion received from Commerce Union and any Employer to the same extent as if the Participant had been employed by Commerce Union during his service with any Employer. In the case of any Partic-ipant with a Special Commerce Union Accrued Benefit, if the

          Participant elects to receive his Retirement Income under this Plan prior to his Normal Retirement Date, he shall be entitled to receive an amount of Retirement Income payable as a Single Life Annuity that is not less than the annual amount of "Early Retire-

          ment Benefit" to which he would have been entitled under the provisions of the Commerce Union Plan, computed as if the Com-

          merce Union Plan had continued as it existed prior to the Plans' Merger, but taking into account for purposes of the computation,

          the Participant's service with and compensation received from Commerce Union and any Employer to the same extent as if the

          Participant had been employed by Commerce Union during its service with any Employer. In the case of any Participant with a Special Commerce Union Accrued Benefit, if the Participant

          becomes disabled or previously became disabled after the Plans' Merger, the Participant's Accrued Benefit in this Plan shall never be less than his Special Commerce Union Accrued Benefit, when determined in accordance with Section 4.07 and the other related provisions of the Commerce Union Plan to the extent that the Participant's condition constitutes a total and permanent

          "Disability" under the terms thereof.
               (2)  Method of Payment.  In the case of a Participant who

          was a Commerce Union Member, the Participant shall be entitled to receive his retirement income up to an amount equal to his pre-

          Cash Balance Accrued Benefit in the form of the "Life Annuity with 180 Payments Guaranteed" form of benefit under "Option A" of

          Section 5.03 of the Commerce Union Plan.
               (3)  Actuarial Factors.  If a Participant who was a Commerce

          Union Member becomes entitled to receive his retirement income in a Joint and 50% Survivor Annuity or an optional benefit form under Section 6.03 of this Plan, his Retirement Income shall not be less than an amount determined under the "Actuarial Equiva-

          lent" factors of the Commerce Union Plan when applied to the Com-merce Union Accrued Benefit of the Participant to obtain the applicable benefit form, but this subparagraph shall not apply if the optional benefit form is a lump sum, the amount of which would exceed $3,500 when computed in this manner. If a Partici-pant who was a Commerce Union Member elects to receive his

          Retirement Income under this Plan prior to his Normal Retirement Date, he shall be entitled to receive an amount of Retirement

          Income payable as a Single Life Annuity that is not less than an amount determined under the early retirement factors of the

          Commerce Union Plan when applied to the Commerce Union Accrued
          Benefit.

               (b) Suburban Bancorp Pension Trust Plan (Article XIII-A of Prior Sovran Plan).

               (1) Special Retirement Benefits. In the case of a Participant who was a Suburban Member of the Prior Sovran Plan,

          if the Participant's date of birth occurred on or before December 31, 1936 and his complete years "credited service" which would have been credited under the terms of the Suburban Plan if it had continued in effect until December 31, 1986, equal or exceed twenty (20), the Participant's retirement income under this Plan should not be less than an amount computed under the provisions of the Suburban Plan applicable to "Earlier Retirement," "Normal Retirement," or "Deferred Retirement," as if the Suburban Plan

          had continued in effect until the Participant's retirement date, but with the Participant's compensation, benefit forms and actuarial factors to convert between benefit forms to be deter-mined in accordance with the provisions of this Plan.

               (2) Disability Benefits. In the case of a Participant who was a Suburban Member and who became entitled to special disabil-

          ity benefits pursuant to Article XIII-A I, the Participant shall be entitled to retirement income under this Plan in an amount not less than the benefits, if any, to which the Participant would be entitled, if Article XIII-A of the Prior Sovran Plan had continued in effect.
               (3)  Deferred Early Retirees.  In the case of a Participant who was a former participant in the Suburban Plan, who retired prior to the Suburban Merger pursuant to Section 4.03 of the

          Suburban Plan, who deferred the commencement of his benefit payments, and who survived the Suburban Merger, if the Partici-

          pant dies while married after he has been married for a period of at least one (1) year on the date of death before his benefit commencement date, death benefits shall be payable to his surviving spouse. The amount payable shall be equal to the amount that the spouse would have received if the Participant had commenced receiving payments of his Suburban Accrued Benefit on the first day of the month coincident with or next following the date of death in the amount and form of the "Joint and Survivor with 100% Continuation" under Section 4.05(b)(1) of the Suburban

          Plan, and had subsequently died. If a participant is eligible for death benefit provided by this subparagraph and begins receiving his deferred retirement payments, there shall be no reduction in the amount of the payments on account of the coverage afforded by this subparagraph or previously by Section
          5.01 of the Suburban Plan.

               (4) Actuarial Factors. If a Participant who was a Suburban Member becomes entitled to receive his retirement income in a

          Joint and 50% Survivor Annuity or an optional benefit form under
          Section 6.03 of this Plan, his retirement income shall not be less than an amount determined under the "Actuarial Equivalent" factors of the Suburban Plan when applied to the Suburban Accrued

          Benefit to obtain the applicable benefit form, but this subpara-graph should not apply if the optional benefit form is a lump sum, the amount of which would exceed $3,500 when computed in this manner. If a Participant who was a Suburban Member elects to receive his Retirement Income under this Plan prior to his Normal Retirement Date, he shall be entitled to receive an amount of Retirement Income payable as a single life annuity that is not less than an amount determined under the early retirement factors of the Suburban Plan when applied to the Suburban Accrued Bene-fit.


















                                          1